Exhibit 10.1
AGREEMENT
FOR
GUARANTEED MAXIMUM PRICE
CONSTRUCTION SERVICES
BETWEEN
PNK (BATON ROUGE) PARTNERSHIP
(“Owner”)
AND
MANHATTAN CONSTRUCTION COMPANY
(“Contractor”)
FOR
OWNER’S BATON ROUGE CASINO AND RESORT

TABLE OF CONTENTS

ARTICLE I DEFINITIONS	3

1.1 Architect	3
1.2 Change, Change Order, Change Proposal and Construction Change Directive	3
1.3 Claim	3
1.4 Contract	3
1.5 Contract Documents	3
1.6 Contract Time	4
1.7 Cost of the Work	4
1.8 Drawings	4
1.9 Final Completion	4
1.10 Guaranteed Date of Substantial Completion	4
1.11 Guaranteed Maximum Price	5
1.12 Major Permits	5
1.13 Modification	5
1.14 Owner’s Lenders	5
1.15 Principal Interior Designer	5
1.16 Specifications	5
1.17 Subcontractor	5
1.18 Substantial Completion	6
1.19 Substitution	6
1.20 Vendor	6
1.21 Work	6

ARTICLE II INTENT, INTERPRETATION AND CORRELATION	6

2.1 Intent of the Contract Documents	6
2.2 Order of Precedence	7
2.3 Contractor’s Compliance with Contract Documents	7

ARTICLE III GUARANTEED MAXIMUM PRICE	8

3.1 Guaranteed Maximum Price	8
3.2 Cost of the Work	13
3.3 Non-Allowable Cost of the Work	17
3.4 Contractor’s Responsibility for Taxes	20
3.5 Discounts, Rebates and Refunds	20
3.6 No Duplication	20

ARTICLE IV CONTRACT TIME AND INTERIM MILESTONE DATES	20

4.1 Definitions	20
4.2 Time is of the Essence	21
4.3 Completion Guarantees	21
4.4 Liquidated Damages	22
4.5 Intentionally omitted	22

ARTICLE V PAYMENTS TO CONTRACTOR	23

5.1 Schedule of Values	23
5.2 Applications for Progress Payments	24
5.3 Time of Payments	26
5.4 Owner’s Right To Withhold	27
5.5 Joint Payee Checks	30

5.6 Retention	30
5.7 Substantial Completion Payment	31
5.8 Final Payment	31
5.9 Disputed Payments	33
5.10 Ownership of Materials	33
5.11 Deposits and Payments	33
5.12 Waiver	34
5.13 Materials Off-Site	34

ARTICLE VI OWNER’S RESPONSIBILITIES	35

6.1 Information and Services	35
6.2 Limitations	36
6.3 Project Representative	36
6.4 Approval of Major Purchases	36
6.5 Site Access	36
6.6 Payments	36
6.7 Good Faith	37
6.8 Timely Delivery of Drawings	37

ARTICLE VII CONTRACTOR’S RESPONSIBILITIES	37

7.1 Contractor’s Specific Representations	37
7.2 General Description	40
7.3 Preconstruction Services	43
7.4 Systems and Procedures	45
7.5 Schedule Meetings and Records	45
7.6 Contractor’s Operations	46
7.7 Site Discipline	47
7.8 Site Security	48
7.9 Coordination with Others	49
7.10 Product and Design Substitutions	50
7.11 Tests and Inspections	51
7.12 Access to Stored Material	52
7.13 Shop Drawings, Product Data and Samples	52
7.14 Project Record Documents and As-Built Requirements	53
7.15 Site Clean Up	54
7.16 Construction Facilities and Temporary Controls	56
7.17 Cutting and Patching of Work	56
7.18 Performance and Payment Bond Requirements	57
7.19 Liens	57
7.20 Royalties and Patents	58
7.21 Training	58
7.22 Construction Photographs	58
7.23 Statement of Unpaid Claims	58

ARTICLE VIII ARCHITECT	59

8.1 Architect’s Administration of the Contract	59

ARTICLE IX SUBCONTRACTORS AND VENDORS	59

9.1 Subcontractors and Vendors	59
9.2 Consent To Use Proposed Subcontractors and Vendors	60
9.3 Form of Subcontracts and Purchase Orders	60
9.4 Subcontractors and Vendors Designated By Owner	61
9.5 Payments to Subcontractors from the Contractor	61
9.6 Subcontractor and Vendor Replacements	61
9.7 Communications with Subcontractors and Vendors	61
9.8 Assignment	62

ARTICLE X WARRANTY OBLIGATIONS	62

10.1 Contractor’s Warranty	62
10.2 Contractor’s Warranty Period	63
10.3 Compliance with Contract Documents	63
10.4 Warranty Costs	63
10.5 Timeliness of Corrective Services	64
10.6 Warranty Survival	64
10.7 Owner’s Right to Correct	64
10.8 Owner’s Right to Supplement Work of Contractor	65
10.9 Acceptance of Non-Conforming Work	65
10.10 Warranty Exclusions	65
10.11 Written Guaranty	65

ARTICLE XI SCHEDULING, DELAYS AND ACCELERATION	66

11.1 Owner’s Right to Modify	66
11.2 Project Schedule	66
11.3 Schedule Updates	66
11.4 Force Majeure Delay	67
11.5 Owner Delay	67
11.6 Extensions of Time and Guaranteed Maximum Price Increases for Delay	67
11.7 Limitations	69
11.8 Recovery Plans	70
11.9 Accelerations for Owner’s Convenience	71
11.10 Schedule Coordination	71
11.11 Flow-Down Provisions	72
11.12 Partial Occupancy or Use	72
11.13 Other	73

ARTICLE XII SUBSTANTIAL AND FINAL COMPLETION	73

12.1 Substantial Completion Procedures and Requirements	73
12.2 Final Completion Procedures and Requirements	76

ARTICLE XIII CONCEALED CONDITIONS AND UNCOVERING OF WORK	79

13.1 Concealed Conditions	79
13.2 Covering of Work	80

ARTICLE XIV INDEMNIFICATION	81

14.1 Indemnitee	81
14.2 Defense Costs	82
14.3 Hazardous Materials	82
14.4 Other Limitations	83
14.5 Survival of Indemnification Provisions	83
14.6 Risk	83

ARTICLE XV INSURANCE	84

15.1 Owner Controlled Insurance Program	84
15.2 Evidence of Coverage	85
15.3 Deductibles	85
15.4 Cooperation by the Parties	85
15.5 Duration	85

ARTICLE XVI SAFETY AND COMPLIANCE	86

16.1 Contractor’s Site Safety Responsibilities	86
16.2 Compliance	87

ARTICLE XVII TERMINATION OR SUSPENSION OF THE CONTRACT	88

17.1 Material Default by Contractor	88
17.2 Termination for Convenience	92
17.3 Suspensions by Owner	93
17.4 Limitations	94
17.5 Other Rights and Remedies	94
17.6 Contractor’s Remedies	95

ARTICLE XVIII CHANGE IN THE WORK	96

18.1 Change	96
18.2 Change Order	96
18.3 Change Proposal Request	97
18.4 Construction Change Directive	97
18.5 Determination of Increases in Guaranteed Maximum Price	98
18.6 Simultaneous Submittal Requirements	99
18.7 Continued Performance	99
18.8 Effect of Change Orders	99
18.9 Verbal Instructions and Minor Changes in the Work	100
18.10 Waiver and Release of Contractor’s Rights	100

ARTICLE XIX RECORD KEEPING AND AUDIT RIGHTS	101

19.1 Required Accounting Records	101
19.2 Purpose and Extent of Record Access	101
19.3 Record Keeping Formats	102
19.4 Certifications	102
19.5 Flow Down Provisions	102
19.6 Remedies	102
19.7 Record Retention	103

ARTICLE XX CLAIMS	103

20.1 Definition	103
20.2 Notice	103
20.3 Pending Resolution	103
20.4 Final Settlement of Claims	104
20.5 Unresolved Claims	104

ARTICLE XXI OWNER’S LENDERS	104

21.1 Owner’s Lenders	104
21.2 Assignment and Default	104
21.3 Owner’s Lenders Election	105
21.4 Payment and Work Continuation	105
21.5 Payments	106
21.6 Audit Rights	106
21.7 Access	106
21.8 Material Changes	106
21.9 General Cooperation	106

ARTICLE XXII DISPUTE RESOLUTION AND GOVERNING LAW	107

22.1 Judicial Determination	107
22.2 Waiver of Jury Trial	107
22.3 Governing Law	107
22.4 Non-Waiver	107
22.5 Severability	107

ARTICLE XXIII PROPRIETARY INFORMATION AND USE OF OWNER’S NAME	107

23.1 Proprietary Information	107
23.2 Advertising and Use of Owner’s Name	108
23.3 Use of Drawings	108

ARTICLE XXIV MISCELLANEOUS PROVISIONS	108

24.1 Assignment	108
24.2 Subordination	109
24.3 No Third-Party Beneficiaries	109
24.4 Enforceability	109
24.5 Headings	109
24.6 Counterparts	109
24.7 Legal Fees	110
24.8 Waiver	110
24.9 Intent of the Parties	110
24.10 Survival	110
24.11 Independent Contractor	111
24.12 Pinnacle Entertainment’s Compliance Committee	111
24.13 MBE/WBE and Louisiana Businesses	111
24.14 Highly Regulated Gaming Establishment	112
24.15 Entire Agreement	112

ARTICLE XXV NOTICES	113

25.1 Notice Procedures	113
25.2 Notices to Owner	113
25.3 Notices to Contractor	113
25.4 Change of Address	113

AGREEMENT FOR GUARANTEED MAXIMUM PRICE CONSTRUCTION SERVICES
This Agreement for Guaranteed Maximum Price Construction Services (“Agreement”), effective as of March 30, 2010 (the “Effective Date”) is entered into between PNK (Baton Rouge) Partnership, a Louisiana partnership (“Owner”), and Manhattan Construction Company, (“Contractor”), with regard to the following.
RECITALS
A.	Owner owns or leases the real property described on Exhibit A attached hereto and incorporated herein by the reference (“Site”).
B.	Owner desires to construct on the Site a first class luxury resort and casino, including casino and gaming areas, hotel, restaurants, retail, and exterior features, and all on-Site and off-Site improvements and infrastructure related thereto, all in full accordance with the Contract Documents, including the Drawings and Specifications, and including the Work (as defined below) (the “Project”). Contractor’s Work is only a portion of the Project. The Project also includes services and materials to be provided by Owner and other separate contractors and consultants.
C.	Contractor and Owner acknowledge that the Drawings and Specifications are not complete, and Contractor and Owner agree to work together to complete the Drawings and Specifications as provided in this Agreement, including consistent with the Guaranteed Maximum Price Premises and Assumptions and Project Schedule.
D.	Owner desires to engage Contractor to construct, and supervise the construction of, that portion of the Project comprising the Work as more fully described in this Agreement and Contractor desires to accept such engagement, upon the terms and conditions contained in this Agreement.

AGREEMENT
In consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Owner hereby adopt and incorporate the foregoing Recitals and agree as follows:
ARTICLE I
DEFINITIONS
1.1 Architect. The “Architect” for the Project is Bergman, Walls and Associates or any other architect designated by Owner to Contractor in writing.
1.2 Change, Change Order, Change Proposal and Construction Change Directive. The terms Change, Change Order, Change Proposal and Construction Change Directive are defined in Article 18 of this Agreement.
1.3 Claim. The term Claim is defined in Section 20.1 of this Agreement.
1.4 Contract. Collectively the Contract Documents described in Section 1.5 below form the entire contract for implementation of the Work and are collectively referred to as the “Contract”.
1.5 Contract Documents. “Contract Documents” shall consist of the documents listed in this Section 1.5 which are hereby incorporated herein by this reference:
1.5.1 This Agreement (including all Exhibits hereto);
1.5.2 The Drawings (as defined in Section 1.8 below);
1.5.3 The Specifications (as defined in Section 1.16 below);
1.5.4 The Project Schedule (as defined in Section 11.2 of this Agreement and attached hereto as Exhibit B);
1.5.5 The list of those personnel assigned by Contractor as Contractor’s Personnel, attached hereto as Exhibit C;
1.5.6 All contracts and purchase orders of Contractor with Subcontractors and/or Vendors with attachments thereto;

1.5.7 The list of Contractor’s Owned Equipment to be rented to Owner pursuant to Section 3.2.6 of this Agreement, attached hereto as Exhibit D;
1.5.8 The Schedule of Values (as defined in Section 5.1 of this Agreement);
1.5.9 Guaranteed Maximum Price Premises and Assumptions, as defined in Section 3.1.7.1 of this Agreement;
1.5.10 Technical Studies and Reports (as defined in Section 7.2 of this Agreement); and
1.5.11 All supplements, addenda, modifications and amendments to any of the foregoing Sections 1.5.1 through and including 1.5.10, from time to time approved by Owner in writing, including, without limitation, any Change Orders (as defined in Section 18.2 of this Agreement) and Construction Change Directives (as defined in Article 18 of this Agreement), and such other documents expressly referred to in the foregoing documents as being a part of the Contract Documents. The Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, and Contractor’s bid or portion of addenda relating to bidding requirements, except to the extent included as part of a subcontract approved in accordance with this Agreement and not inconsistent with this Agreement).
1.6 Contract Time. The “Contract Time” is the period of time for the Contractor to achieve Substantial Completion of the Work in its entirety as further described in Section 4.1 of this Agreement.
1.7 Cost of the Work. Cost of the Work shall have the meaning set forth in Section 3.2 of this Agreement.
1.8 Drawings. “Drawings” are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, which are approved for use during construction and show the design, location and dimensions of the Work and Project including plans, elevations, sections, diagrams and other details; provided, however, Owner and Contractor acknowledge that as of the Effective Date the Drawings are not complete. The Drawings include those listed on Exhibit E attached hereto and incorporated herein by this reference.
1.9 Final Completion. Final Completion shall have the meaning set forth in Section 12.2 of this Agreement.
1.10 Guaranteed Date of Substantial Completion. The term Guaranteed Date of Substantial Completion is defined in Section 4.1 of this Agreement.

1.11 Guaranteed Maximum Price. The term Guaranteed Maximum Price shall have the meaning set forth in Section 3.1 of this Agreement.
1.12 Major Permits. Major Permits are the architectural, grading and structural permits, including plan check fees and transportation taxes directly relating thereto, for the major building components of the Project. Major Permits shall not include individual permits relating to individual Subcontractor’s respective portions of the Work, other than those identified in this Section 1.12, unless otherwise agreed upon by Owner and Contractor (provided, however, Owner shall pay for the plan check fees and transportation taxes relating to the mechanical, electrical and plumbing permits for the Project).
1.13 Modification. The Contract Documents may be amended only by a “Modification” which is defined to mean any of the following:
1.13.1 A written amendment to the Contract identified as such and signed by both parties;
1.13.2 A Change Order as defined in Article 18 of this Agreement;
1.13.3 A Construction Change Directive as defined in Article 18 of this Agreement; or
1.13.4 A Minor Change as defined in Section 18.9 of this Agreement.
1.14 Owner’s Lenders. The term Owner’s Lenders is defined in Article 21 of this Agreement.
1.15 Principal Interior Designer. The “Principal Interior Designer” for the Project shall be designated by Owner to Contractor in writing. For purposes of Contractor’s Work, the Architect shall be responsible for coordinating the activities of the Principal Interior Designer.
1.16 Specifications. “Specifications” are that portion of the Contract Documents, wherever located and whenever issued, which are approved by Owner for use during construction and set forth the minimum written requirements for materials, equipment, construction systems, standards and workmanship for the Work; provided, however, Owner and Contractor acknowledge that as of the Effective Date the Specifications are not complete.
1.17 Subcontractor. “Subcontractor” means any person or entity (including employees, agents and representatives thereof) who has a contract with or is engaged by Contractor, or with any other Subcontractor, at any tier to construct or perform a portion of the Work and/or provide construction related services for the Work at the Site, and includes any party any of them are responsible or liable for at law or under the Contract Documents.

1.18 Substantial Completion. “Substantial Completion” shall have the meaning set forth in Section 12.1 of this Agreement.
1.19 Substitution. “Substitution” means the substitution of any materials or equipment specified in the Contract Documents, or any design change, initiated by the Contractor and approved by Owner in advance and in writing pursuant to Section 7.10 of this Agreement after the Effective Date.
1.20 Vendor. “Vendor” means any person or entity (including employees, agents and representatives thereof) which has a purchase order or other agreement to provide materials, supplies, equipment and/or related services for the Work and/or provide installation services at the Site for the Work, through a contract, purchase order or other arrangement with Contractor or any Subcontractor at any tier, and includes any party any of them are responsible or liable for at law or under the Contract Documents.
1.21 Work. “Work” means the totality of the obligations imposed upon Contractor by the Contract Documents, including, without limitation, the supply and performance by Contractor, directly and through Subcontractors and Vendors, of all things necessary and/or reasonably inferable from the Contract Documents as being required or necessary to fully complete the tasks and improvements described in Exhibit F attached hereto as Contractor’s Work, in accordance with the requirements of the Contract Documents, including, but not limited to, all labor, services, materials, equipment, tools, machinery and fabrication. The term “Work” does not include the exclusions or Owner’s separate work as identified on Exhibit F attached hereto.
ARTICLE II
INTENT, INTERPRETATION AND CORRELATION
2.1 Intent of the Contract Documents. The intent of the Contract Documents is for the Contractor to perform and supply, and Owner hereby engages Contractor to and Contractor hereby agrees to perform and supply, the Work, including all necessary scheduling, procurement, supervision, construction, and construction management services and supply all necessary labor, materials, equipment and related work and services, including all things reasonably inferable from the Contract Documents as being necessary to fully complete the Work and obtain the intended results described in Exhibit F attached hereto, in accordance with the requirements of the Contract Documents, including, but not limited to the requirements of the Project Schedule and the Guaranteed Maximum Price requirements set forth in Article 3 below. The enumeration of particular items in the Specifications and/or Drawings and/or other Contract Documents shall not be construed to exclude other items. The Contract Documents are complementary, and what is required by or reasonably inferable from any one of the Contract Documents (including either a Drawing or Specification) as being necessary to produce the intended results shall be binding and required as a part of the Work as if required by all Contract Documents.

2.2 Order of Precedence. Subject to the provisions of Section 2.3 hereof, in the event of any conflicts or inconsistencies which cannot be resolved by reading the Contract Documents as a whole, the provisions of the Contract Documents shall be controlling in accordance with the following order of precedence:
2.2.1 This Agreement;
2.2.2 The Drawings;
2.2.3 Specifications; and
2.2.4 Other Contract Documents incorporated by reference.
2.3 Contractor’s Compliance with Contract Documents.
2.3.1 Contractor hereby agrees and accepts that Contractor has a duty to refer all questions with respect to any doubts or concerns over the intent or appropriate interpretation of the Contract Documents to Owner for Owner’s decision. Contractor agrees, accepts and assumes that Owner’s decision will require implementation of the most stringent requirements among any conflicting provisions of the Contract Documents as being part of the Work. Contractor agrees to be bound by all decisions by Owner to implement the most stringent of any conflicting requirements within the Contract Documents. Any failure by Contractor to seek such clarifications shall in no way limit Owner’s ability to require implementation, including replacement of installed Work at a later date at Contractor’s sole expense, to achieve compliance with the more stringent requirements.
2.3.2 The failure of Owner to insist in any one or more instances upon a strict compliance with any provision of this Contract, or to exercise any option herein conferred, shall not be construed as a waiver or relinquishment of Owner’s right thereafter to require compliance with such provision of this Contract, or as being a waiver of Owner’s right thereafter to exercise such option, and such provision or option will remain in full force and effect.
2.3.3 If there is any inconsistency in the Drawings or any conflict between the Drawings and Specifications, Contractor shall provide the better quality or greater quantity of Work or materials, as applicable, unless Owner directs otherwise in writing.

2.3.4 Contractor shall be responsible for dividing the Work among the appropriate Subcontractors and Vendors. No claim will be entertained by Owner based upon the organization or arrangement of the Specifications and/or the Drawings into areas, sections, subsections or trade disciplines.
2.3.5 Detail drawings shall take precedence over scale drawings, and figured dimensions on the Drawings shall govern the setting out of the Work.
2.3.6 Unless the Specifications expressly state otherwise, references to documents and standards of professional organizations shall mean the latest editions published prior to the Effective Date.
2.3.7 Technical words, abbreviations and acronyms in the Contract Documents shall be used and interpreted in accordance with customary usage in the construction industry.
2.3.8 Whenever consent, permission or approval is required from any party pursuant to the provisions of the Contract Documents, such consent, permission or approval shall, unless expressly provided otherwise in this Agreement, be given or obtained, as applicable, in writing.
ARTICLE III
GUARANTEED MAXIMUM PRICE
3.1 Guaranteed Maximum Price. Subject to additions and deductions which may be made only in accordance with the Contract Documents, Contractor represents, warrants and guarantees to Owner that the total maximum cost to be paid by Owner for Contractor’s complete performance under the Contract Documents, including, without limitation, Final Completion of all Work, all services of Contractor under the Contract, and all fees, compensation and reimbursements to Contractor, shall not exceed a certain maximum amount mutually agreed to by Owner and Contractor in accordance with this Article III (“Guaranteed Maximum Price”). The Contractor shall submit the Guaranteed Maximum Price to Owner on the date and in the manner set forth in Addendum 1 to this Agreement. Costs which would cause the Guaranteed Maximum Price (as may be adjusted pursuant to the Contract Documents) to be exceeded shall be paid by the Contractor without reimbursement by Owner.
3.1.1 Guaranteed Maximum Price Components. The Guaranteed Maximum Price is comprised of the maximum amount payable by Owner for:
3.1.1.1 The Cost of the Work listed in Subsection 3.2 hereof for full and complete performance of the Work in strict accordance with Contract Documents, and

3.1.1.2 A fee to Contractor in the amount of 3.25% (“Contractor’s Fee”). The Contractor’s Fee shall be the Contractor’s sole and exclusive compensation for all costs described as Non-Allowable Costs of the Work in Section 3.3 hereof and is inclusive of all overhead and profit arising out of or relating to the Contractor’s Work. The Guaranteed Maximum Price is further broken down into line items and categories on Exhibit G attached hereto.
3.1.2 Cost Overruns. Subject to additions or deductions which may be made in accordance with the Contract Documents, Contractor shall be solely liable and responsible for and shall pay any and all costs, fees and other expenditures in excess of the Guaranteed Maximum Price for and/or relating to the Work, without entitlement to reimbursement from Owner. Contractor is not entitled to any fee, payment, compensation or reimbursement under this Agreement or relating to the Work or Project other than as expressly provided in this Article 3.
3.1.3 Proof of Funds. If at any time or from time to time Owner reasonably believes that based on the progress of the Work and Cost of the Work that at any point the Work cannot be completed for the Guaranteed Maximum Price, Owner shall have the right to require Contractor to provide Owner with satisfactory evidence of funds available to Contractor to pay any anticipated overage. Prior to Owner exercising any rights under this Section, Owner shall first provide written notice to Contractor requesting satisfactory evidence of available funds and shall include in the request a) the reasons for Owner’s belief that the Work cannot be completed for the Guaranteed Maximum Price and b) the method and manner by which Owner calculates the anticipated overage. Contractor shall, within ten (10) days following receipt of this written notice from Owner, provide Owner with either i) evidence reasonably satisfactory to Owner that the Work can be completed within the Guaranteed Maximum Price and the basis upon which Contractor believes this to be accurate or ii) satisfactory evidence of funds available to make up any anticipated overage. If Owner, after reviewing the evidence submitted by Contractor pursuant to paragraph i) herein, still reasonably believes that the Work cannot be completed for the Guaranteed Maximum Price, then Owner shall have the right to notify Contractor in writing of Owner’s determination thereof and Contractor shall, within five (5) days of receipt of Owner’s written notice of this determination, provide Owner with satisfactory evidence of funds available to pay any anticipated overage as described in Owner’s initial request for proof of funds. Contractor’s failure to timely provide such satisfactory evidence to Owner of available funds shall constitute a default under this Agreement.
3.1.4 Inferable Work. Contractor agrees that the scope of the Guaranteed Maximum Price includes Work not expressly indicated on the Contract Documents, but which is reasonably inferable from the Contract Documents, or consistent therewith, and such Work shall be performed by Contractor without any increase in the Guaranteed Maximum Price.

3.1.5 Construction Contingency. The Guaranteed Maximum Price includes a construction contingency (“Construction Contingency”). Subject to the terms of the Contract Documents, Contractor shall be entitled to allocate from and apply against the Construction Contingency Costs of the Work for the following, and no other, purposes relating to the Work: (a) implementation of any Recovery Plan, (b) cost overruns, (c) Minor Changes in the Work, (d) warranty costs prior to Final Completion, (e) those circumstances where the actual cost of an item exceeds the amount allocated to such item in the Guaranteed Maximum Price (pursuant to Section 3.1.7.2 or 3.1.7.3 of this Agreement), (f) any purpose expressly authorized in this Agreement, and (g) concealed conditions; provided, however, that Contractor may not apply, use or allocate from the Construction Contingency any amounts for any of the foregoing purposes that are the result of, relate to or arise from any material breach or material failure to perform by, Contractor, any Subcontractor or Vendor (except as necessary to replace any Subcontractor or Vendor because of the bankruptcy or failure to perform of such Subcontractor or Vendor), or any party for which any of them are liable or responsible at law or under the Contract Documents or for any Non-Allowable Costs of the Work. Each allocation of the Construction Contingency by Contractor shall be reflected (with a narrative explanation) on the respective Application for Progress Payment for the period during which Contractor makes such allocation and application. Owner shall receive all of the Construction Contingency remaining unallocated at Final Completion.
3.1.6 Allowances. The Guaranteed Maximum Price includes specific “Allowance Amounts” for certain items as shown on the Schedule of Values and budgeted in the Guaranteed Maximum Price (“Allowance Items”). The only Allowance Items shall be those specifically identified as such in the Schedule of Values and in the Guaranteed Maximum Price. The Allowance Amounts represent all Costs of the Work of the Allowance Items, including, without limitation, costs of materials, labor, handling, transportation, loading and unloading and installation, as determined by Contractor.
3.1.7 Fast Track Drawings and Specifications. As described in Section 7.3 of this Agreement, the Drawings and Specifications for the Work and Project are not complete. As Drawings and Specifications are completed for a particular portion of the Work (including Allowance Items), Contractor shall to the extent practical propose and obtain bids from a minimum of three Subcontractors and/or Vendors for that portion of the Work and, in accordance with Section 9.2 hereof, assist Owner in selecting one of the Subcontractor or Vendor bids for that Work.

3.1.7.1 If the amount of the bid selected by Owner exceeds the amount budgeted in the Guaranteed Maximum Price for that item or portion of the Work, including the Allowance Amount as to an Allowance Item, and the increase in cost is due to the failure of the Drawings and Specifications to substantially conform to the “Guaranteed Maximum Price Premises and Assumptions” as set forth on Exhibit G attached hereto, Owner shall, subject to Section 3.1.7.3 below, either (a) rework the Drawings and Specifications with Architect and Contractor to cause the Work depicted therein to fall within the budgeted amount allocated in the Guaranteed Maximum Price (or within the Allowance Amount as to an Allowance Item), or (b) if the cost difference is less than $5000.00 (subject to an aggregate maximum total of $100,000), Owner shall be entitled to allocate and apply a portion of the Construction Contingency to such increased cost, or (c) increase the Guaranteed Maximum Price by an amount equal to that portion of the difference between the amount of the selected bid over the amount budgeted for such item or portion of the Work in the Guaranteed Maximum Price (or over the Allowance Amount as to an Allowance Item) that is attributable to the failure of the Drawings and Specifications to substantially conform to the Guaranteed Maximum Price Premises and Assumptions
3.1.7.2 If the amount of the bid recommended by Contractor exceeds the amount allocated or budgeted in the Guaranteed Maximum Price for that item or portion of the Work, and the Drawings and Specifications substantially conform to the Guaranteed Maximum Price Premises and Assumptions, then:
(a)	if the portion of the Work is not an Allowance Item, Contractor shall perform such Work and such increase in costs shall be solely Contractor’s responsibility and Contractor shall not be entitled to, and will not seek, any increase in the Guaranteed Maximum Price (though Contractor shall be entitled to allocate a portion of the Construction Contingency to cover such cost increase if Contractor elects to the extent permitted in accordance with Section 3.1.5 hereof; provided however, if no funds remain in the Construction Contingency, Contractor shall still be responsible for the increased cost of the Work); or
(b)	if the portion of the Work is an Allowance Item, Contractor shall not be responsible for such excess cost of that Allowance Item over the Allowance Amount (subject to Section 3.1.7.3 hereof), even if the Drawings and Specifications are in substantial conformance with the Guaranteed Maximum Price Premises and Assumptions, and in such case as to such increased costs Owner will make an election under clauses (a), (b), (c) or (d) of Section 3.1.7.1 above.

3.1.7.3 Notwithstanding the provisions of Sections 3.1.7.1 and 3.1.7.2 above, if Contractor failed to comply with its obligations under Section 7.3 of this Agreement, including to timely notify Owner in writing in accordance with Section 7.3.5 of this Agreement that the Drawings, Specifications or designs for such item or portion of the Work (including any Allowance Item), failed to substantially conform to the Guaranteed Maximum Price Premises and Assumptions, or that redesign or value engineering was necessary to bring the cost within or below the amounts allocated in the Guaranteed Maximum Price for such item or portion of the Work, Owner shall not be required to make any election under clause (a), (b), (c) or (d) of Section 3.1.7.1 above or under Section 3.1.7.2 above, and Contractor shall perform and be responsible for the increased cost of such Work (though Contractor may utilize a portion of the Construction Contingency to cover such increased costs; provided, however, if no funds remain in the Construction Contingency, Contractor shall still be responsible for the increased costs of such Work) and be stopped from seeking, and Contractor agrees not to seek and shall not be entitled to, any increase in the Guaranteed Maximum Price with regard thereto.
3.1.7.4 If the amount of the bid selected by Owner plus the additional and customary cost to complete the bid Work (if such additional and customary amount is so required as mutually determined between Owner and Contractor) is less than the amount allocated or budgeted in the Guaranteed Maximum Price for that item or portion of the Work, then:
(a)	if the portion of the Work is not an Allowance Item, the difference between those amounts shall be allocated to and included within the Construction Contingency; or
(b)	if the portion of the Work is an Allowance Item, then such savings and difference shall reduce the Guaranteed Maximum Price.
3.1.7.5 Notwithstanding the provisions of this Section 3.1.7, if Owner elects to have a party other than Contractor, or one of Contractor’s Subcontractors, perform the Work related to an Allowance Item or other portion of the Work, or otherwise eliminates or reduces the scope of an Allowance Item or other portion of the Work, the Guaranteed Maximum Price shall be reduced by both (a) the Allowance Amount for any such Allowance Item or the budgeted amount in the Guaranteed Maximum Price for such item, and (b) a portion of the Contractor’s Fee in an amount equal to three percent (3.25%) of the aggregate amount of reductions specified in the preceding clause and there shall not be any corresponding increase in the Guaranteed Maximum Price for the cost of such Allowance Item or other portion of the Work not performed by Contractor.

3.2 Cost of the Work. “Cost of the Work” means those elements of costs described in this Section 3.2 up to the Guaranteed Maximum Price (subject to change only as provided in this Agreement) which are chargeable to Owner and payable to Contractor when reasonably, actually and necessarily incurred by the Contractor during proper performance of the Work, without mark-up or add on of any kind by or at the request of Contractor. Such costs shall be actual costs paid by Contractor less all discounts, rebates and salvages taken by Contractor. All amounts paid or payable as Costs of the Work shall be subject to verification by audit pursuant to Article 19 of this Agreement. Contractor covenants and agrees to use its best efforts to achieve the lowest price or cost reasonably available and consistent with the Contract Documents, for all Cost of the Work items. Costs of the Work shall be strictly limited to and include only the following items:
3.2.1 Contractor’s Salaried Employees. Direct cost of amounts actually paid by Contractor for the salaries paid to Contractor’s employees (excluding craft labor) while and only to the extent they are performing Work at the Site (“Personnel”), except to the extent approved otherwise by Owner, and at the rates set forth on Exhibit C attached hereto, including Contractor’s actual costs of statutory payroll taxes and customary employee benefits to the extent stated in this Subsection 3.2.1, pro-rated for the time they are performing Work at the Site. Contractor shall submit to Owner all documentation necessary to support the referenced rate and benefits. Contractor’s costs for bonuses, stock options, profit sharing arrangements and similar incentive programs shall be Non-Allowable Costs of the Work (except for amounts paid by Contractor into 401K plans for its designated Personnel, which amounts shall not exceed 4% of the respective employee’s gross salary) and thus included within the Contractor’s Fee. Contractor’s rates shall exclude any elements of overhead or profit. Any changes to such chargeable personnel listed in Exhibit C attached hereto, during the course of the Work must be approved in advance and in writing by Owner. The Contractor shall submit a rate schedule for each of its personnel listed in Exhibit C attached hereto, for Owner’s audit and approval, including any increases other than increases solely for annual standard cost of living adjustments and merit raises in Contractor’s normal and customary practice, but not to exceed five percent (5%) annually, unless approved otherwise by Owner. Costs included in such proposed rates shall, however, be strictly limited to actual payroll costs including actual labor burden, and excluding any element for overhead or profit. Items covered by or included within the labor burden shall not be separately or otherwise included in Costs of the Work or billed to Owner.
3.2.2 Contractor’s Site Craft Labor. Direct cost of amounts actually paid for Contractor’s craft labor, including actual labor burden. Contractor shall submit hourly rates for both regular time and premium time hours for Owner’s review and approval. In no event shall such rates exceed either those hourly rates specified in collective bargaining agreements applicable to such labor, including stated increases, or the amount actually paid by Contractor for such craft labor, unless approved in writing in advance by Owner.

3.2.3 Subcontractor and Vendor Costs. Direct cost of amounts actually paid by Contractor to its Subcontractors and Vendors for Work performed pursuant to subcontracts and purchase orders which have been reviewed and approved in advance and in writing by Owner (except to the extent Owner’s prior written consent is not required pursuant to Section 9.3 of this Agreement).
3.2.4 Materials and Equipment Incorporated in the Work. Direct cost of amounts actually paid by Contractor for all materials and equipment incorporated into the Work by Contractor, including the actual direct costs of transportation and temporary storage (including any materials stored off-Site so long as the requirements of Section 5.13 of this Agreement are fulfilled to Owner’s satisfaction). Contractor shall promptly disclose to Owner all relevant details regarding any such materials, equipment and other items if any of the foregoing is being provided for purchase by Contractor or any company which is a subsidiary or otherwise affiliated with Contractor or its parent company. Said costs shall be invoiced at actual prices, net of any available trade and quantity discounts. Contractor shall use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents. Any salvage value received by Contractor or any Subcontractor for any excess items paid for by Owner, to be determined prior to Owner’s final payment upon Final Completion, shall reduce the Cost of the Work and be a credit to Owner.
3.2.5 Materials and Equipment Consumed at the Site. Direct cost of amounts actually paid by Contractor for all materials, equipment, supplies and small tools which are provided by Contractor at the Site and fully consumed at the Site during performance of the Work, including the direct costs of transportation and temporary storage on-site or pursuant to Section 5.13 hereof. Contractor shall promptly disclose to Owner all relevant details regarding any such materials, equipment and other items if any of the foregoing is being provided for purchase by Contractor or any company which is a subsidiary or otherwise affiliated with Contractor or its parent company. Said costs shall be at lowest rates reasonably available and consistent with the Contract Documents and invoiced at actual prices, including any available trade and quantity discounts. Contractor covenants and agrees to use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents. Any salvage value for any excess items paid for by Owner, to be determined prior to Owner’s final payment upon Completion, shall reduce the Cost of the Work and be a credit to Owner.

3.2.6 Rental Equipment. Direct cost of amounts actually paid by Contractor for rental charges for all necessary construction machinery and equipment utilized at the Site, exclusive of small tools, but limited to the direct costs of transportation, delivery, installation, dismantling, removal, maintenance, and insurance. Contractor shall use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents. Contractor shall promptly disclose to Owner all relevant details if any such construction machinery or equipment is being provided, either for purchase or rental, by Contractor or any company which is a subsidiary or otherwise affiliated with Contractor or its parent company. The rental rates for any machinery and equipment owned by Contractor or an affiliated entity shall be agreed upon by Owner and Contractor in advance, and those rates are incorporated into the rate schedule which is attached to this Agreement as Exhibit D. Notwithstanding anything to the contrary in Exhibit D, the aggregate amount of rental costs charged for any individual piece of Contractor or affiliate-owned machinery or equipment shall be limited to 80% of its actual acquisition cost.
3.2.7 Site Office Costs. Direct cost of amounts actually paid by Contractor for Site office facilities and Site office general expenses, telephone services, long distance telephone calls, photocopying, postage, reasonable and customary petty cash expenses not to exceed $250.00 monthly, facsimile transmissions, office supplies, custom printing required by the Contract Documents, express and air courier mail delivery services, Site office equipment such as computers, telephones, copiers, facsimile machines, typewriters and similar items used in connection with the Work. Contractor shall use its best efforts to achieve the lowest cost or price reasonably available and consistent with the Contract Documents, provided, however, such costs shall be expressly limited to such of the foregoing items not otherwise made available or provided by Owner to Contractor at the Site. Contractor shall promptly advise Owner of any such Site office equipment which is charged to the Work and provide Owner with all purchase and rental agreements pertaining thereto for Owner’s approval. Contractor shall promptly disclose to Owner all relevant details if any such Site office equipment is being provided, either for purchase or rental, by Contractor or any company which is a subsidiary or otherwise affiliated with the Contractor or its parent company. Such equipment shall be deemed Contractor owned equipment and a Cost of the Work only in accordance with Contractor’s Equipment List attached hereto as Exhibit D. Any salvage value received by Contractor or any Subcontractor for any excess items paid for by Owner, to be determined as part of Final Completion, shall be a credit for Owner’s account.
3.2.8 Sales and Use Taxes. Direct cost of amounts actually paid by Contractor for sales and use taxes for materials and equipment incorporated or consumed into the Work, plus on rental equipment used in the Work, that are imposed by governmental authorities and paid by the Contractor.

3.2.9 Bond Premiums. Direct cost of amounts actually paid by Contractor for premiums solely attributable to the Work for Contractor’s Performance and Payment Bonds to the extent required by Owner, direct cost of amounts actually paid by Contractor for a Louisiana Tax Bond and direct amounts paid for Subcontractor bond premiums.
3.2.10 Course of Constructions Repairs. Actual and reasonable costs incurred and paid by Contractor in repairing minor damage to trade Work caused as a normal by-product during the course of construction and not attributable to the fault of Contractor, any Subcontractor or Vendor or covered by insurance.
3.2.11 Royalties. Royalties and license fees necessarily and reasonably incurred and paid by Contractor for an express design, process or product required by the Contract Documents in accordance with Section 7.20 hereof.
3.2.12 Other Costs. Other actual direct costs incurred in the performance of the Work, but limited solely to those costs which are approved in writing by Owner.
3.2.13 Miscellaneous Costs. Miscellaneous costs are chargeable as Costs of the Work only as follows:
3.2.13.1 Direct costs actually paid by Contractor for clean-up and removal of debris;
3.2.13.2 Direct costs actually paid to respond to an emergency affecting the safety of persons and property, and not the result of any act or omission of Contractor or any Subcontractor or Vendor or any party for whom any of the foregoing are responsible or liable at law or under the Contract Documents;
3.2.13.3 Direct costs actually paid by Contractor and approved by Owner for Site security services for protection of the Work;
3.2.13.4 Actual costs incurred by Contractor for blueprinting of Drawings as required by the Contract Documents and required postage, express mail and long distance costs in the performance of the Work; and
3.2.13.5 Except for the Major Permits which shall be Owner’s responsibility to pay for, direct costs actually paid for building permit fees, including plan check fees, which are required by governmental authorities to be taken out in Owner’s name for construction and completion of the Work, including temporary and final Certificates of Occupancy.

3.2.13.6 Direct costs actually paid by Contractor’s Personnel reasonably incurred by such Personnel while traveling in the performance of the Work.
3.2.13.7 Losses and expenses not compensated by insurance and incurred by Contractor directly relating to the performance of the Work and not relating to or arising from the failure of Contractor or any Subcontractor or Vendor or any party any of the foregoing are liable or responsible for under the Contract Documents or at law, to comply with the Contract Documents or the negligence of any of the foregoing persons.
3.2.13.8 The cost of insurance premiums for the specific insurance coverages listed on Exhibit P carried by Contractor and Subcontractors relating to the Work and costs of insurance pursuant to Section 15.1.1 hereof, if applicable.
3.3 Non-Allowable Cost of the Work. “Non-Allowable Cost of the Work” mean the direct and/or indirect costs described in this Section 3.3 and all similar costs and all other costs not included within Costs of the Work, which are paid or incurred by Contractor during performance of the Work. All such Non-Allowable Costs of the Work are included in Contractor’s Fee set forth in Subsection 3.1.1 above, regardless of whether they exceed the amount of such Contractor’s Fee. Contractor shall not be entitled to receive any additional reimbursement for Non-Allowable Costs of the Work, including without limitation, any of the types of cost items described as follows:
3.3.1 The cost of any item not specifically and expressly included as a Cost of the Work in Section 3.2 above;
3.3.2 Costs in excess of the Guaranteed Maximum Price;
3.3.3 Salaries and all other compensation of the Contractor’s personnel and representatives performing any function at any location whatsoever, except for those Personnel individually named as approved in Exhibit “C” attached hereto, and to the extent described therein;
3.3.4 All direct and indirect operating, maintenance and overhead costs of any nature whatsoever arising out of or in any way relating to any of the Contractor’s principal or branch offices, including, but not limited to: office space; furniture and equipment which is dedicated to or reserved for use for the Work; leasing and rental costs; maintenance; local telephone; utilities; depreciation; security; office supplies; property taxes; the development of engineering and construction manuals, standards or computer programs; personnel training of any kind; and janitorial services; excepting only those actual and direct costs incurred and permitted to the extent described in Subsections 3.2.7 and 3.2.13 above;

3.3.5 Any expenses relating to Contractor’s operating capital, including interest on the Contractor’s capital employed in support of the Work (provided, however, as to interest, only so long as Owner timely pays amounts properly due and owing to Contractor in accordance with and subject to the Contract Documents);
3.3.6 All direct and indirect costs arising out of the fault or negligence of, or failure to comply with the terms of the Contract Documents or any subcontracts by, the Contractor, any Subcontractor or Vendor of any tier or anyone directly or indirectly employed by any of them, or for whose acts or omissions any of them are responsible or liable at law or under the Contract Documents;
3.3.7 All direct and indirect costs of any nature relating to work arising during the Warranty Period defined in Section 10.2 of this Agreement, for correction, removal, replacement or disposal of any non-conforming Work, materials or equipment to the extent defined in Article 10 of this Agreement;
3.3.8 All costs incurred by Contractor for bonuses, stock options, profits sharing arrangements and similar incentive programs (other than as provided in Section 3.2.1 with regard to 401K plans);
3.3.9 All direct and indirect costs of any nature resulting from or attributable to either delays, disruptions or interferences, excepting only for those costs which are expressly identified and permitted in accordance with Article 11 of this Agreement;
3.3.10 All direct and indirect costs of any nature resulting from or attributable to terminations, cancellations for convenience or suspensions, excepting only for those costs which are expressly identified and permitted in accordance with Article 17 of this Agreement;
3.3.11 Rental costs of Contractor or affiliate owned machinery and equipment, except as specifically provided in Subsection 3.2.6 of this Agreement;
3.3.12 All costs of business and/or operating permits, licenses, fees and taxes, required by any local, state or federal governmental authorities or labor agreements to enable the Contractor, its Subcontractors or Vendors of any tier to be qualified to do business and/or perform trade activities and/or any Work pursuant to the Contract Documents;
3.3.13 Costs of repairing defective or non-conforming Work or Work damaged by Contractor, Subcontractors, sub-subcontractors, material men, anyone directly or indirectly employed by any of them, or for those acts or omissions any of them are responsible or liable at law or under the Contract Documents, except to the extent provided in Section 3.2.10 hereof;

3.3.14 Costs incurred by Contractor in satisfying its indemnification obligations pursuant to Article 14 of this Agreement or any other Contractor indemnification provision of the Contract Documents;
3.3.15 Payments on account of materials, supplies, and equipment until delivered and suitably stored at the Site for subsequent incorporation or consumption in the Work, except as specifically provided in Section 5.13 of this Agreement (if, however, in Owner’s reasonable opinion, such warehousing and storage costs are due to Contractor caused delays and/or poor sequencing of the Work by Contractor, these costs shall not be considered a Cost of the Work and will be at Contractor’s sole cost and expense);
3.3.16 Costs in excess of $10,000 aggregate incurred by Contractor relating to the preparation, response to or defense of any Claim for which Contractor or any Subcontractor or Vendor are liable or responsible at law or under the Contract Documents;
3.3.17 Any cost incurred by Contractor relating to a Change in the Work without a Change Order or Construction Change Directive (other than a Minor Change or unless approved otherwise in writing by Owner and Owner’s Lenders);
3.3.18 Any Costs of the Work reimbursed by insurance to Contractor or any Subcontractor or Vendor;
3.3.19 The costs of any insurance premiums associated with the Owner’s requirement that Contractor and Subcontractors carry insurance coverage beyond that provided by the OCIP (as defined in Article 15 of this Agreement), and the cost of any other insurance maintained by Contractor or any Subcontractor whether or not required by the Contract Documents (except that insurance described in Section 3.2.13.8 hereof); and
3.3.20 All other direct, indirect and/or overhead costs of any nature whatsoever, except as otherwise expressly provided to the contrary in the Contract Documents.

3.4 Contractor’s Responsibility for Taxes. Other than direct cost of amounts actually paid by Contractor for sales and use taxes directly relating to materials and equipment incorporated or consumed into the Work and/or directly relating to rental equipment used in the Work that are imposed by governmental authorities and paid by the Contractor, it is expressly understood that no other taxes or duties (other than customs duties on equipment and material brought into the United States expressly and solely for incorporation or consumption in the Work and imposed by governmental authorities and paid by Contractor) of any nature whatsoever are considered Costs of the Work and that Contractor will not be separately reimbursed for, but Contractor shall be responsible for and shall timely pay, any other such taxes or duties whatsoever, including, but not limited to, federal, state and local taxes, duties, excise taxes, personal property taxes on construction equipment and other property owned or leased by Contractor, taxes on net income of Contractor, filing fees on taxes, business taxes, and similar taxes applicable to or arising directly or indirectly out of performance of the Work or Contractor’s property, business or operations.
3.5 Discounts, Rebates and Refunds. All cash discounts (so long as Owner has made payment to Contractor to the extent advance or timely payment is necessary to obtain such cash discount), trade discounts, rebates and refunds obtained by Contractor during the course of the Work, and all amounts received from sales of surplus materials and equipment, shall accrue to Owner. Contractor shall take all necessary steps to obtain, secure and pass on such credits to Owner and all such discounts, rebates and refunds shall be fully reflected in Contractor’s monthly Applications for Progress Payment submitted pursuant to Article 5 of this Agreement. Title to all materials, tools, and equipment paid for by Owner shall be vested in Owner. At the completion of the Work and when no longer required, such tools, equipment and materials as remain shall belong to Owner and be, as Owner may direct (a) sold at the direction of Owner and all sums and allowances realized credited against the Cost of the Work for all purposes under this Agreement or (b) delivered to Owner, all as Owner shall direct.
3.6 No Duplication. Notwithstanding the breakdown or categorization of any costs in this Article 3 or elsewhere in the Contract Documents, there shall be no duplication of payment in the event any particular items for which payment is requested can be characterized as falling into more than one of the types of compensable or reimbursable categories.
ARTICLE IV
CONTRACT TIME AND INTERIM MILESTONE DATES
4.1 Definitions.
4.1.1 The term “day” means any calendar day including public holidays.
4.1.2 The “Notice to Proceed” means the written notice from Owner to Contractor providing Contractor with a “Date of Commencement” for the Work.
4.1.3 The term “Interim Milestone Dates” means either the fixed dates, or the fixed number of calendar days, available to Contractor to achieve the key schedule “Interim Milestones” identified in the Project Schedule.

4.1.4 The term “Contract Time” means the period of time between the Date of Commencement and Guaranteed Date of Substantial Completion, available to Contractor to achieve Substantial Completion of the Work in its entirety in accordance with Section 12.1 of this Agreement.
4.1.5 The term “Guaranteed Date of Substantial Completion” shall mean a date which is no later than 24 months from and after the Date of Commencement.
4.2 Time is of the Essence. Contractor and Owner acknowledge that TIME IS OF THE ESSENCE with respect to their respective obligations under the Contract Documents, and that Owner’s business interests will suffer substantial losses in the event that the Project is not completed within the Interim Milestone Dates and/or the Contract Time in accordance with and subject to the terms of this Agreement. Contractor hereby accepts and confirms that, subject to the terms of this Agreement, the Contract Time is reasonable for completing the Work and hereby agrees to dedicate such personnel and other resources as are necessary to assure that the Work is continuously managed and performed in a diligent, skilled and workmanlike manner. Notwithstanding any other provision of the Contract to the contrary, in the event Owner is unable to obtain financing satisfactory to Owner for the Project and Owner does not issue a Notice to Proceed, Owner shall have the right to terminate the Contract upon written notice to Contractor and such termination shall be treated as a termination for convenience by Owner pursuant to Section 17.2 hereof and the parties rights and obligations with regard to such termination shall be as provided for in Section 17.2 hereof. Contractor will not commence or perform any Work prior to the Date of Commencement in Owner’s Notice to Proceed.
4.3 Completion Guarantees. Subject to changes in the Contract Time which are mutually agreed to and finalized in accordance with the Contract Documents, Contractor hereby guarantees to cause the Work to be commenced on the Date of Commencement as provided in Section 4.1.2 hereof, and (a) to timely achieve each of the Interim Milestone Dates, and (b) to timely achieve Substantial Completion of the Work in its entirety in accordance with the requirements of Section 12.1 of this Agreement on or before the Guaranteed Date of Substantial Completion. Contractor’s failure to achieve any of the Interim Milestone Dates or Substantial Completion by the Guaranteed Date of Substantial Completion, except pursuant to mutually agreed schedule extensions which are determined and finalized in Change Orders in accordance with the Contract Documents, shall be a material breach of this Contract and Contractor shall and hereby agrees to indemnify Owner for and against any and all costs, damages, expenses, losses, liabilities and obligations relating to and/or arising out of any such delay(s), provided, however, Contractor’s liability to Owner under this Agreement relating to damages arising solely from delays in the Work caused by Contractor or for which Contractor is responsible or liable (as outlined in Section 4.4 below) shall not exceed the total amount of one-half the Contractor’s Fee. The foregoing limitation on liability relating to delays shall not in any way limit Contractor’s liability for any other act, omission, breach or default of Contractor, Subcontractor or any Vendor, shall only relate to damages actually suffered by Owner and shall not apply to or in any way limit Contractor’s obligation to complete the Work for the Guaranteed Maximum Price, including, but not limited to, Contractor’s responsibility for all costs in excess of the Guaranteed Maximum Price pursuant to the Contract Documents, nor shall the foregoing limitation on liability in any way apply to or limit in any way any of Contractor’s obligations and covenants under Section 11.8 hereof, including, without limitation, Contractor’s obligation to provide and implement any Recovery Plan and/or take all available steps to overcome or mitigate against the adverse effects of all delays identified by Owner.

4.4 Liquidated Damages. If Substantial Completion of the Work is not achieved by the Guaranteed Date of Substantial Completion, as such time period is adjusted pursuant to the Contract Documents, Contractor acknowledges and agrees that Owner will suffer significant damages. Accordingly, if Substantial Completion of the Work is not achieved by the Guaranteed Date of Substantial Completion, Contractor shall pay to Owner on demand (or, at Owner’s option Owner may deduct, withhold and/or set off the whole or any portion of the following liquidated damages amounts from or against any amounts then or thereafter payable or due to Contractor from Owner), as liquidated damages and not as a penalty, the amount of:
4.4.1 Forty Thousand Dollars ($40,000.00) per day for each day of delay from and after the Guaranteed Date of Substantial Completion until Substantial Completion is achieved, up to a total amount of one-half of the Contractor’s Fee.
4.4.2 Owner and Contractor hereby agree that it would be impractical or impossible to fix actual damages in the case of Contractor’s default of its obligation to cause Substantial Completion to be completed within the Contract Time and also agree to stipulate that Owner’s loss in the case of any such default will be deemed equal to the amounts set forth herein as liquidated damages for the specific periods set forth in Section 4.4.1 above, which amounts both parties agree are reasonable estimates of Owner’s actual damages in such event.
4.4.3 Notwithstanding the provisions of this Section 4.4, the foregoing liquidated damages shall not apply to or limit in any way any of Contractor’s obligations and covenants under Section 11.8 hereof, including, without limitation, Contractor’s obligation to provide and implement any Recovery Plan and/or take all available steps to overcome or mitigate against the adverse effects of all delays identified by Owner.

Contractor’s Initials	Owner’s Initials
4.5 Intentionally omitted.

4.6 Notice of Contract. Notwithstanding anything to the contrary in this Agreement, Contractor shall not commence or perform any Work or deliver any materials to the Site until a Notice of Contract is filed in the mortgage records of the Clerk of Court and Ex-Officio Recorder for the Parish of East Baton Rouge pursuant to the requirements of the Louisiana Private Works Act, La. R.S. 9:4801 et seq.. An original of the bond(s) required by Section 7.18.1 of this Agreement shall be attached to the Notice of Contract when it is recorded. The Notice of Contract shall comply with the requirements of the Louisiana Private Works Act, La. R.S. 9:4801 et seq., including La. R.S. 9:4811. Owner shall deliver the Notice of Contract to Contractor on or before Owner’s delivery of the Notice to Proceed. The Contractor shall sign and return the Notice of Contract to Owner along with the bond(s) required by Section 7.18.1 of this Agreement. Promptly after receipt of these materials from Contractor, Owner will record the fully executed original Notice of Contract (with the bond(s) attached) as required by the Louisiana Private Works Act. Owner shall provide written notice to Contractor when the Notice of Contract has been recorded.
ARTICLE V
PAYMENTS TO CONTRACTOR
In consideration of Contractor’s performance of the Work in full compliance with the Contract Documents, Owner shall pay Contractor over the course of and in proportion to the Work completed as follows:
5.1 Schedule of Values. Within twenty-one (21) calendar days after the Date of Commencement for the Work, Contractor shall submit to Owner and Owner’s Lenders an initial “Schedule of Values” for the Work, allocating values among all categories or portions of the Work. The Schedule of Values shall be prepared in such form and supported by data to substantiate its accuracy to the extent as Owner may require, shall be based upon the latest cost information available to Contractor, and shall be subject to Owner’s approval which approval shall not be unreasonably delayed. By way of example and not by limitation, the Schedule of Values should include and delineate: (a) each subcontract and major component thereof; (b) each significant purchase order and the installation costs for all procured materials and equipment, so that logical and realistic cost breakdowns are established and set forth for all facilities, phases, areas, trade disciplines, utility and electrical systems, FF&E items and major components thereof. The Owner accepted Schedule of Values shall be used as a basis for the Contractor’s Applications For Progress Payments described in Section 5.2 below. Owner shall have the right to reject all or any portion of the Schedule of Values which Owner determines does not accurately define the Work in reasonable detail, or if the detail provided does not accurately reflect an appropriate cost, allocation or proportion of the Work. At any time and from time to time if it reasonably appears to Owner that any aspect of the Schedule of Values is incomplete or inaccurate, and following any Change Order or Construction Change Directive, the Schedule of Values shall be adjusted by Contractor, in each case subject to Owner’s written approval, to reflect accurately the values of the various portions of the Work.

5.2 Applications for Progress Payments.
5.2.1 Format of Applications
5.2.1.1 On or before the first (1st) day of each month, Contractor shall submit to Owner and Owner’s Lenders an initial draft of Contractor’s Application for Progress Payment for the previous month.
5.2.1.2 On or before the fifth (5th) day of each month, Contractor shall submit to Owner and Owner’s Lenders a fully completed Application For Progress Payment for the previous month in a format reasonably satisfactory to Owner and supported by such documentation to verify entitlement as Owner and Owner’s Lenders may reasonably require, and certified by Contractor as correct. Each Application for Progress Payment shall be sequentially numbered, and shall clearly identify, itemize and attribute all Costs of the Work in a manner which facilitates review by Owner. Such Applications for Progress Payment may only request payment for Costs of the Work actually incurred prior to the date of such Application for Progress Payment and may not include requests for payment of amounts Contractor does not intend to pay promptly to a Subcontractor or Vendor because of a dispute or other reason. Contractor shall not submit more than one Application for Progress Payment per month, unless otherwise requested by Owner. In addition, each Application for Progress Payment shall separately identify and itemize the following:
(a)	Work performed during such preceding calendar month.
(b)	Amounts due for Contractor’s initial scope of Work satisfactorily completed during the preceding month as measured by the Contractor’s direct and actual costs incurred in accordance with the Cost of the Work described in Section 3.2 of this Agreement, a list of all bills for supplies, materials, equipment, and fixtures incorporated in the Work (in detail reasonably sufficient to allow Owner to determine where each item is incorporated) and labor performed (in detail reasonably sufficient to allow Owner to determine where and on what portion of the Work the labor was performed, including, but not limited to, weekly labor payrolls with names, dates, hours and rates) in connection with the Work, together with copies of the actual bills to be paid.
(c)	For each category and portion of the Work as shown on the Schedule of Values: (1) the amount requested on all previous Applications for Progress Payment, (2) the amount requested on the current Application for Progress Payment, and (3) the amount allocated to the Work yet to be completed.

(d)	The percentage completion of each portion of the Work as of the end of the period covered by the Application for Progress Payment, shown as the percentage obtained by dividing (a) the expense which has actually been incurred by Contractor on account of that portion of the Work for which Contractor has made or intends to make actual payment prior to the next Application for Progress Payment, by (b) the amount allocated to that portion of the Work in the Schedule of Values.
(e)	Amounts due which are attributable to the Contractor’s Fee earned as a result of the completion of Contractor’s scope of Work during such period covered by and included in the Application for Progress and approved by Owner. Under no circumstances shall Contractor include in any Application for Progress Payment, nor shall Owner be required to pay, an Application for Progress Payment for funds to pay an amount in excess of the then applicable pro rata portion of the Contractor’s Fee, using the ratio that the portion of the Work then completed bears to the total Work (as determined by the total Costs of the Work disbursed to date compared to the total approved Costs of the Work amount on the Schedule of Values).
(f)	For all amounts due as the result of Change Orders and Construction Change Directives, the Contractor shall make submittals for each Change Order and Construction Change Directive.
(g)	Reflect Retainage in the amount provided for pursuant to Section 5.6 of this Agreement.
(h)	Such additional information and documentation regarding the progress of the Work as Owner or Owner’s Lenders may reasonably require.
5.2.2 Substantiation of Costs. Contractor shall support its Applications for Progress Payment with relevant documentary evidence for cost verification purposes as Owner and Owner’s Lenders may reasonably require. This obligation shall include providing Owner with such supporting documentation as necessary to enable Owner to verify Costs of the Work submitted pursuant to Section 3.2 of this Agreement, including any Costs of the Work attributable to Change Orders or Construction Change Directives. To the extent requested by Owner, this shall include providing audit access to Contractor’s books and records to the extent described in Article 19 of this Agreement. All blanks and columns in the Application for Progress Payment must be completed. Except with Owner’s prior written consent pursuant to Sections 5.11 and 5.13 of this Agreement, Contractor shall not make advance payments to suppliers and shall not be entitled to reimbursement for the cost of any equipment or materials which have not been delivered and incorporated into the Project or stored at the Site.

5.2.3 Additional Costs for Change Orders and Claims. Except for Construction Change Directives which specify additional Costs of the Work are to be paid, or pursuant to an Owner signed Change Order, Owner shall not have any obligation to pay any amounts to Contractor or any Subcontractor or Vendor for work outside the scope of Contractor’s Work.
5.2.4 Lien Waivers. Each Application for Progress Payment shall include signed and notarized Conditional Waivers and Releases of Lien Upon Progress Payment in the form attached hereto as Exhibit H from Contractor and each Subcontractor, and each Vendor with regard to Work that is covered on the Application for Progress or Final Payment, and signed and notarized Unconditional Waivers and Releases of Liens Upon Progress Payment in the form attached hereto as Exhibit I from Contractor and each Subcontractor, and each Vendor with regard to Work that was covered by the immediately preceding Application for Progress Payment. Owner’s receipt of such executed and notarized waivers shall be a condition precedent to Owner’s obligation to pay any amounts pertaining thereto. Notwithstanding the foregoing, and subject to all other terms of this Agreement, to the extent Contractor fails to provide any of the foregoing waivers and releases of lien when required (“Outstanding Releases”), Contractor shall provide to Owner’s and Owner’s Lenders’ title insurers, from time to time upon Owner’s request and as a condition to any progress or other payment to Contractor, such affidavits, indemnitee(s), certificates and other instruments as such title insurers require to issue to Owner and Owner’s Lenders, as a condition to any progress or other payment to Contractor, one or more endorsements to their respective title insurance policies insuring the lien free status of the Work and Site (Contractor’s failure to cause the title insurer to provide the required endorsement(s) shall be a breach of this Agreement); provided, however, that at no time shall the aggregate of all Outstanding Releases represent Work with an aggregate value in excess of $1,000,000. In addition, Owner may at any time direct Contractor to submit an affidavit that all payrolls, invoices for material and equipment, and other indebtedness connected with the Work and associated with an Application For Progress Payment have been paid.
5.2.5 Certificates. Each Application for Progress Payment (and for Final Payment) shall include a “Contractor’s Certificate,” in form and substance identical to Exhibit J attached to this Agreement, signed by Contractor.
5.3 Time of Payments. Subject to the terms of the Contract Documents, Owner shall make to Contractor progress payments properly due and undisputed based on an approved Application for Progress Payment within thirty (30) calendar days after receipt of such fully completed Applications For Progress Payment which are submitted along with all requirements under Section 5.2 above, and substantiated in accordance with Subsection 5.2.2 above, and otherwise reasonably satisfactory to and approved by Owner and Owner’s Lenders, less any amounts that may be retained or withheld pursuant to the Contract Documents.

5.4 Owner’s Right To Withhold. Notwithstanding anything to the contrary herein, and in addition to Retainage, Owner may, upon written notice to Contractor, withhold from any payments otherwise due to the Contractor (including Final Payment), up to one hundred percent (100%) of the amount which, in Owner’s opinion, is necessary to protect Owner against or compensate Owner for any and all damages, costs, lawsuits claims, overpayments, expenses and losses attributable to any of the items or circumstances listed below in this Section 5.4, including, to cure any breach, default or failure to perform, or to assure the payment of claims of third persons, and at Owner’s option to apply such sums in such manner as Owner may in good faith deem necessary or proper to secure protection from or to satisfy such claims, Owner shall not be deemed in default by reason of withholding payment under this Agreement in good faith. Contractor shall not be entitled to receive payment on any Application for Progress Payment that is inaccurate or incomplete or that contains any material misrepresentation. The rights and remedies of Owner under this Section 5.4 shall be non-exclusive and shall be in addition to all other remedies available to Owner under this Agreement or at law, in equity or otherwise.
5.4.1 The overall percentage of Work satisfactorily completed by Contractor and each relevant Subcontractor and/or Vendor (determined by comparing the amount of Work satisfactorily completed to the total amount of Work to be completed), is less than the overall percentage of payments determined by comparing (i) the sum of (a) all amounts previously paid by Owner; and (b) the pending invoice to be paid, to (ii) the total amount of the Cost of the Work within the Guaranteed Maximum Price.
5.4.2 Contractor’s failure to perform the Work in accordance with the Contract Documents, including, without limitation, failing to comply with any applicable Laws, failure to submit or carry out Recovery Plans in accordance with Section 11.8 of this Agreement, and/or failure to maintain insurance in compliance with the requirements of this Agreement.
5.4.3 Defective Work not remedied in a timely manner after receipt of notice from Owner during the course of the Work or during the Warranty Period, as applicable. If any Work inspected by Owner is not to Owner’s reasonable satisfaction in accordance with the Contract Documents, a condition of any additional payments to Contractor shall be the correction of any such unsatisfactory Work to Owner’s reasonable satisfaction in accordance with the Contract Documents.
5.4.4 Reasonable evidence of the failure by Contractor to make timely or properly due payments to Subcontractors or Vendors.

5.4.5 Contractor’s failure to submit lien waivers as required pursuant to Subsection 5.2.4 above.
5.4.6 The filing by Contractor or any Subcontractor or Vendor of liens or other claims relating to the Work against Owner, the premises of Owner, the Project and/or the Site, or the making or filing of any claim by any other party arising out of or relating to the Work or acts or omissions of Contractor, any Subcontractor or any other person for whose acts Contractor is responsible or liable at law or under the Contract Documents, except for those liens filed as a result of Owner’s failure to make payment when due to Contractor under the Contract.
5.4.7 Contractor’s failure expeditiously to remove Louisiana Private Works Act or other liens filed against the premises of Owner and/or the Site by Contractor or any Subcontractor or Vendor, except for those liens filed as a result of Owner’s failure to make payment when due to Contractor under the Contract.
5.4.8 The existence of Work, including Punch List Items, not fully completed or corrected after either Substantial or Final Completion.
5.4.9 Any failure by the Contractor to provide timely access to the Contractor’s books and records for audit purposes to the extent described in Article 19 of this Agreement.
5.4.10 Any failure by Contractor to provide the Schedule Updates as required by Article 11 of this Agreement or failure to submit Applications For Progress Payments consistent with the Schedule of Values.
5.4.11 Owner’s or Owner’s Lenders’ good faith belief based on reasonable evidence that the Work cannot be completed for the unpaid balance of the Guaranteed Maximum Price.
5.4.12 Regarding any particular portion of the Work as shown on the Schedule of Values, any amount requested that is attributable to a portion of the Work not actually completed.
5.4.13 Owner’s or Owner’s Lenders’ good faith belief based on reasonable evidence that the Work will not be completed within the Contract Time.
5.4.14 Damage to property or Work or injury to persons attributable to the acts or omissions of Contractor, any Subcontractor or any person for whose acts or omissions Contractor is responsible or liable at law or under the Contract Documents.

5.4.15 Deviations from the Contract Documents other than those approved or permitted in accordance with the Agreement without an applicable Change Order or Construction Change Directive.
5.4.16 Any material breach or default or failure to perform by Contractor under the Contract Documents, including without limitation failure to maintain any required insurance, or any material inaccuracy in any of Contractor’s representations or warranties.
5.4.17 A determination by Owner to nullify in whole or in part a prior approval of an Application for Progress Payment and/or prior payment made, because of subsequently discovered evidence or subsequent observations which otherwise would allow Owner to withhold pursuant to this Section 5.4 or elsewhere in the Contract Documents.
5.4.18 Owner’s Lenders’ inability (if not the fault of Owner) to obtain (1) one or more title insurance endorsements to the Owner’s Lender’s title policy, showing no intervening or other liens, lien rights or encumbrances upon the Site or any improvements relating to the whole or any portion of the Work prior to any Lender Liens (as defined in Section 24.2 of this Agreement), other than those approved in writing by Owner’s Lender, and insuring the full amount of the disbursement and its priority satisfactory to Owner and Owner’s Lenders, or (2) a satisfactory report under the Louisiana Uniform Commercial Code and mortgage records showing no liens or interests (other than those of Owner’s Lenders) relating to the whole or any portion of the Work, including, without limitation, any improvements; or any failure of Contractor or any Subcontractor to comply with Section 24.2 of this Agreement.
5.4.19 Contractor’s failure to obtain, comply with and keep valid and in full force, and deliver copies to Owner of, all approvals, permits, certifications, consents and licenses of governmental authorities or other parties having jurisdiction over the Site, the Project or the Work or contractual rights to approve or inspect any of the foregoing which are necessary at the stage of construction and/or otherwise existing and required to be complied with or satisfied when such disbursement to Contractor is to be made to enable Final Completion on or before the Contract Time.
5.4.20 It shall be a condition precedent to all payments to Contractor following the date that certificates of occupancy (or any other equivalent permits required for occupancy and use) are obtainable for the whole or any part of the Project prior to Final Completion, that Contractor obtain and deliver to Owner all such permits when they are first available to be obtained (unless due to the fault of Owner such certificates are not obtainable).
5.4.21 Encroachments by any part of the Work being constructed on the Site outside the boundaries of the Site.

5.4.22 An order or statement shall have been made by or received from any governmental, administrative or regulatory authority or agency stating that the whole or any part of the Work, and/or any proposed change thereto, for which Contractor or any Subcontractor is responsible or which relates to Contractor’s or any Subcontractor’s activities is in violation of any Laws (as defined in Section 7.2 hereof), unless such order or statement has been timely corrected to the satisfaction of both the applicable governmental agency and Owner and evidence of such timely correction shall have been provided to Owner in form and substance satisfactory to Owner.
5.4.23 The existence of Disputed Claim Amounts (as defined in the Contractor’s Certificate) in excess of $75,000.00, in the aggregate on any one Application For Progress Payment.
5.4.24 Contractor’s failure to comply with the requirements of Section 5.13 of this Agreement relating to off-Site materials.
5.5 Joint Payee Checks. Owner shall have the right at any time and from time to time upon notice to Contractor, to issue one or more checks for portions of a progress payment and Final Payment which are payable jointly to Contractor and its Subcontractors or Vendors of any tier or the parties owed. This right includes, but is not limited to, issuing jointly payable checks in circumstances where a dispute exists between Owner and Contractor with respect to the value of any partially or fully completed Work, including disputed Change Proposal Requests and Claims, and circumstances where Contractor has failed to provide lien waiver documents as required herein. Any such checks are forwarded to Contractor for further handling. Without limiting the generality of the foregoing, if Contractor fails, neglects, or refuses to pay for labor or services performed or materials or equipment supplied in connection with the Work as payments become due, except as are permitted under the Contract Documents, Owner shall have the right (but not the obligation) to make payments directly for any and all such labor, materials, or equipment and to deduct the amount of such payment from any payments otherwise due Contractor and from the Guaranteed Maximum Price. Owner shall have the right upon five (5) days prior written notice to stop the performance of the Work by Contractor until payment of all amounts due and owing has been made, provided, however, Owner shall not have any duty to stop the Work.
5.6 Retention. From each Progress Payment made by Owner on an approved Application for Progress Payment, Owner shall retain and withhold as “Retainage,” ten percent (10%) of the approved amounts to be paid to all Subcontractors (whether through Contractor or directly) and five percent (5%) of the approved amounts to be paid to Contractor for self-performed Work. Notwithstanding the foregoing, no Retainage shall apply to (a) Contractor’s Fee, (b) premiums for Contractor’s Payment and Performance Bonds required of Contractor pursuant to the Contract, or (c) approved amounts to be paid to Contractor for Contractor’s direct Costs of the Work (exclusive of amounts to be paid to Subcontractors directly or through Contractor). All such Retainage that remains unapplied pursuant to this Agreement shall be released as part of the Final Payment to Contractor. After fifty percent (50%) of the scope of the Work has been satisfactorily completed, Owner may elect to reduce the level of Retainage withholding in the event that Owner, in its sole discretion, determines that Contractor, its Subcontractors and/or Vendors are satisfactorily performing the Work in accordance with the Contract Documents, including but not limited to, achieving Interim Milestones Dates.

5.7 Substantial Completion Payment. Payment by Owner upon Substantial Completion shall be in consideration of Contractor’s unconditional covenant and agreement to complete all final Punch List Items. Owner may retain a sum equal to one hundred and fifty percent (150%) of the costs estimated by Owner necessary to complete any such Punch List Items. Thereafter, Owner shall pay to the Contractor monthly the amounts retained for such Punch List Items to the extent that each Punch List Item is satisfactorily completed by Contractor and accepted by Owner.
5.8 Final Payment. Contractor’s “Application For Final Payment” shall be submitted in accordance with the following:
5.8.1 “Final Payment” shall mean the payment to Contractor of all amounts due and owing and remaining to be paid to Contractor under the Contract Documents, including any Retainage, based on Contractor’s Application for Final Payment and Owner’s Certificate of Final Completion. Final Payment shall not be due, and Contractor’s Application for Final Payment shall not be considered, until the Contractor completes all of the Work in accordance with the Contract Documents including all prerequisites for a Certificate of Final Completion pursuant to Section 12.2 of this Agreement.
5.8.2 Owner will have no obligation to make the Final Payment as long as any unresolved Louisiana Private Works Act or other liens or claims exist relating to Owner’s property, the Site or the Project, regardless of whether such liens or claims are filed or made by Contractor, any Subcontractor or Vendor or any other party relating to the Work; unless and until as directed by Owner, Contractor obtains and records appropriate lien releases acceptable to Owner and Owner’s Lenders, or provides Owner and Owner’s Lenders with indemnitee(s) acceptable to Owner and Owner’s Lenders and/or bonds around any lien in a manner acceptable to Owner and Owner’s Lenders, all in accordance with Section 7.19 hereof.
5.8.3 The Application For Final Payment shall include a statement of all unresolved Claims as defined in Article 20 of this Agreement (and for which payment has been and/or shall be withheld by Owner). Contractor shall separately list by Claim number the specific dollar amounts which have previously been submitted as Claims by Contractor in good faith and in full compliance by Contractor with this Agreement.

5.8.4 Except for such unresolved Claims stated in specific dollar amounts which have been previously filed by Contractor in good faith and in full compliance with this Agreement, the submittal by Contractor of its Application For Final Payment shall constitute a final and irrevocable release and waiver by Contractor of any and all other Claims and causes of action for additional costs allowable under the Contract Documents. This shall include, but not be limited to, any and all claims for additional amounts relating to the Unresolved Claims so identified by Contractor and Claims or potential claims of Subcontractors and Vendors arising out of this Contract, whether or not any such Claims or potential Claims arise in contract or in tort or were known or unknown at the time of submittal of the Application For Final Payment.
5.8.5 Upon Owner’s concurrence that all conditions listed in Section 12.2 of this Agreement have been fulfilled and that the balance set forth in the Application For Final Payment is due and payable, Owner shall make Final Payment to Contractor in accordance with Section 5.3 of this Agreement.
5.8.6 Final Payment shall not relieve Contractor of any warranty obligations (including, without limitation, warranty obligations) contained in the Contract Documents or at law.
5.8.7 The making of Final Payment by Owner shall constitute Owners acceptance of the Work and shall be a waiver of Claims by Owner under the Contract Documents, except to the extent of any conditions or reservations and/or Claims set forth in writing by Owner at or prior to the time of Final Payment, and except to the extent of any claims relating to any of the following, whether known or unknown at the time of Final Payment (i) any liens or encumbrances, (ii) any matter for which Contractor or any Subcontractor or Vendor is liable or responsible at law, (iii) any obligations or liability relating to Contractor’s warranties provided in the Contract Documents (including Contractor’s obligations under Article 10 hereof), (iv) Contractor’s representations, warranties and obligations under Sections 3.4, 3.6, 7.2, 7.2.1, 7.2.11, 7.2.12, 13.2.3, 14.1.1, 14.2, 14.3 (last sentence), 14.4, 16.2, 24.7, and Articles 19 and 23 of this Agreement, (v) failure of the Work to comply with the Contract Documents, or (vi) any breach or inaccuracy of any of Contractor’s representations or warranties under the Contract Documents, any Contractor Certificate or under any affidavit, certificate or other instrument or document provided to Owner or any of Owner’s Lenders.

5.9 Disputed Payments. When the reason(s) for withholding payment are removed to Owner’s reasonable satisfaction, Owner will pay such previously withheld amounts (less amounts properly withheld or retained) with the next regularly scheduled payment. In the event of a dispute with respect to amounts payable under an Application For Progress Payment or the Final Payment, Owner shall pay all undisputed amounts. If Contractor disputes any determination by Owner with regard to any Application for Progress Payment or any withheld amounts, Contractor shall nevertheless expeditiously continue to prosecute the Work. Any amounts in dispute and withheld by Owner shall be promptly paid after the earlier of: (a) settlement of the dispute by execution of a final Change Order document; or (b) final resolution of the dispute pursuant to Article 22 of this Agreement. The payment of any undisputed amounts shall not waive or otherwise limit Owner’s rights as set forth in this Agreement, including, but not limited to, in Article 19 below.
5.10 Ownership of Materials. All material and work covered by progress payments made shall upon such payment become the sole property of Owner, however the Contractor shall not be relieved from the risk of loss and responsibility for all material and Work upon which payments have been made or the restoration of any damaged Work (Contractor’s risk of loss, however, shall be subject to the terms and provisions of the OCIP). Contractor represents and warrants to Owner that (i) title to all of the Work, materials and equipment covered by any Application for Progress Payment will pass to Owner upon the earlier of incorporation in the Work or receipt of payment by Contractor, and such title shall be free and clear of all liens, claims, security interests or encumbrances; (ii) the vesting of such title shall not impose any obligations on Owner or relieve Contractor of any of its obligations under the Contract Documents; (iii) Contractor shall remain responsible for damage to or loss of the Work, whether completed or under construction, until responsibility for the Work has been accepted by Owner in the manner set forth in this Agreement (Contractor’s risk of loss, however, shall be subject to the terms and provisions of the OCIP); and (iv) no Work covered by an Application for Progress Payment and no material or equipment incorporated in the Work will have been acquired or incorporated into the Work, subject to an agreement under which an interest in the Work or an encumbrance on the Work is retained by the seller or otherwise imposed by Contractor or such other person.
5.11 Deposits and Payments. If any deposits are required for the purchase of any materials, such deposits will be specifically identified by category and credited against amounts as billed in that category. Contractor agrees to receive and hold all payments to it by Owner as trust funds to be applied only to the payment of Costs of the Work and then to the payment of the Contractor’s Fee. Contractor will promptly upon written request from Owner, account for any and all funds theretofore received by Contractor from Owner. Contractor agrees to arrange to purchase such materials or equipment in advance of the time for installation in the Project as are deemed advisable by Owner or Contractor, provided such purchases in excess of $ 50,000 are approved by Owner and Owner’s Lenders. Upon payment to Contractor of approved deposit amounts, Contractor shall provide Owner with an assignment of Contractor’s rights relating to such deposit made and agreement for purchase of such item.

5.12 Waiver. Owner’s allowance or payment of any item pursuant to any Application for Progress Payment or otherwise shall not constitute approval of the Work or the Application for Progress Payment, or result in Owner’s waiver of any claims, all of Owner’s rights being specifically reserved, and no such payments shall operate as an admission on the part of Owner as to the propriety or accuracy of any amounts on such Application for Progress or Final Payment (except Final Payment shall constitute a waiver by Owner only to the extent provided in Section 5.8.7 hereof). A progress payment, or partial or entire use or occupancy of the Project by Owner shall not constitute acceptance of Work not in accordance with the Contract Documents. Owner shall not be bound by any entries in previous Applications for Progress Payment and shall be permitted to make corrections for errors therein. Owner’s Final Contractor’s Fee installment payment and Final Payment shall in no way relieve Contractor of any obligations or responsibilities under the Construction Documents which extend beyond the date of such payment.
5.13 Materials Off-Site. All materials which are the subject of an Application for Progress Payment (or Application for Final Payment, if applicable) shall be stored at all times at the Project, in a bonded warehouse or such other secured facility satisfactory to Owner and Owner’s Lenders, or at the premises of the manufacturer or fabricator (in which event the materials shall be appropriately marked and identified with the applicable purchase contract and physically segregated in an area with access to a public street), until the materials are incorporated into the Project; provided that if the materials are stored with the manufacturer or fabricator, Owner must receive evidence satisfactory to Owner of the creditworthiness of the manufacturer or fabricator and/or Contractor shall procure and deliver or cause to be procured and delivered to Owner such dual obligee performance and labor and material payment bond or bonds, in form, substance and amount satisfactory to Owner and Owner’s Lenders, as Owner and Owner’s Lenders may require. Furthermore, Contractor shall:
5.13.1.1 use the materials only for construction of the Project, and not make any transfer thereof or permit any lien to attach thereto which could materially impair the ability of Owner to use the materials for such purpose;
5.13.1.2 take or cause to be taken all actions necessary to maintain, preserve and protect the materials and keep them in good condition and repair, and to comply with all laws, regulations and ordinances relating to the ownership, storage or use of the materials;
5.13.1.3 cause to be delivered to Owner any applicable bailee waivers where such bailee rights exists, and the original warehouse receipt covering any stored materials, and ensure that such stored materials have been stored in such a way as to eliminate the possibility that they will be commingled with other materials or projects; and
5.13.1.4 if Contractor shall fail to perform any of its obligations under this Section 5.13 after Owner has made payment to Contractor for the materials, Owner or Owner’s Lender may, but shall not be obligated to, take such actions and expend such sums as are necessary in Owner’s judgment to protect and preserve Owner’s Lenders’ security interest in such materials, and all such expenditures so incurred (including, without limitation, attorneys’ fees and disbursements) shall be repayable by Contractor promptly on demand and shall be Non-Allowable Costs of the Work.

ARTICLE VI
OWNER’S RESPONSIBILITIES
6.1 Information and Services. Owner shall, at such times as are reasonably required for the successful and expeditious completion of the Work, provide Contractor with information and services at Owner’s expense as follows:
6.1.1 Purchase and deliver to Contractor in accordance with the Project Schedule (and after timely and due notice from Contractor to Owner of a schedule of delivery dates for such items), the material and equipment to be provided by Owner for installation by the Contractor;
6.1.2 Owner has already provided to Contractor surveys describing physical characteristics of the Site including the location of known utility pipelines and wiring conduits; and Owner will continue to provide Contractor with copies of subsequent surveys of the Site as they become available;
6.1.3 Pay for bringing all utilities to the Site, and (b) utility meters;
6.1.4 To the extent described in Section 7.11.2 below, pay for on-Site and off-Site testing, inspections and approvals specifically required for the Work by applicable Laws;
6.1.5 Pay for all Major Permits for the Work (though it is Contractor’s obligation to obtain, so long as owner pays for such Major Permits) subject to Section 1.12 hereof;
6.1.6 Pay for all necessary construction utilities at the Site; and
6.1.7 Pay all real property taxes assessed against the Work.

6.2 Limitations. Information on the Site and local conditions affecting the Site and any and all other information, reports, studies, surveys and materials provided by Owner pursuant to Section 6.1.2 above or otherwise, is furnished solely for the convenience of Contractor only, and without any representation, warranty or guarantee of accuracy, adequacy, correctness or completeness by Owner and Owner hereby disclaims all such warranties, guarantees and representations. Except to the extent set forth in Article 13 below, and except to the extent the information and materials supplied by Owner contain inaccurate information that was not known to Contractor to be inaccurate (and such inaccuracy would not have been reasonably discovered by Contractor in the exercise and/or performance of its obligations under the Contract Documents), Contractor assumes the risk of such conditions and shall fully complete the Work at no additional cost to Owner and within the Contract Time (subject to Contractor’s right to use the Construction Contingency as provided in Section 3.1.5 hereof, to the extent there remain funds therein, and regardless of whether any funds remain in the Construction Contingency, Contractor shall still be liable for such costs).
6.3 Project Representative. Owner has designated Cliff Kortman, President, Design and Construction as its “Project Representative” to be Owner’s authorized representative to provide approvals and directives necessary for the day-to-day administration of the Project, including the Work. Owner may change its designated “Project Representative” by written notice to Contractor. Contractor acknowledges and confirms that no apparent authority, agency or similar claims may be made by Contractor with respect to any approval, authorization, order or decision given or made from and after the execution date of this Agreement by any purported representative or employee of Owner other than Owner’s Project Representatives in writing (or such other individual authorized in writing by Owner), and all such claims are hereby waived by Contractor.
6.4 Approval of Major Purchases. Notwithstanding anything in the Contract Documents which may indicate otherwise, all purchase orders in excess of $250,000.00 for the supply by Contractor of materials and equipment specified in the Contract Documents for incorporation into the Work shall require the prior written approval of Owner.
6.5 Site Access. Owner, Owner’s Lenders, Architect and any party designated in writing by Owner shall at all times have, and Contractor shall provide, complete and unfettered access to the Site and the Work in progress and preparation wherever located at all times for any and all purposes as Owner and/or Owner’s Lenders may desire. Visits to the Site or observations of the Work by Owner, Architect, any party designated by Owner, Owner’s representatives or contractors, or Owner’s Lenders shall in no way relieve Contractor from its obligations to carry out the Work in accordance with the Contract Documents. Subject to the terms of the Contract Documents, Owner and Owner’s other contractors shall work without causing labor disharmony, coordination difficulties, delays, disruptions or interferences with Contractor, Subcontractors and Vendors.
6.6 Payments. Owner shall timely make payment to Contractor of amounts properly due Contractor under and subject to (including Owner’s right to offset and withhold as provided in) the Contract Documents.

6.7 Good Faith. Owner shall use good faith in performing its obligations under the Contract Documents, and shall not unreasonably delay its review of and/or response to matters requiring Owner’s review and/or response under the Contract Documents.
6.8 Timely Delivery of Drawings. Owner acknowledges and agrees that to maintain the Project Schedule and the Guaranteed Maximum Price, subject to any allowed extensions and/or increases, the Drawings and Specifications need to be consistent with the Guaranteed Maximum Price Premises and Assumptions and delivered by Owner within the terms required in the Project Schedule. Contractor acknowledges and agrees that the Drawings listed in Exhibit E and previously provided to Contractor, comply with the Guaranteed Maximum Price Premises and Assumptions.
ARTICLE VII
CONTRACTOR’S RESPONSIBILITIES
7.1 Contractor’s Specific Representations. By entering into this Contract, Contractor undertakes to furnish its best skill and judgment and to cooperate with Owner in furthering the best interests of Owner, the Work and the Project, and shall use good faith in performing its obligations under the Contract Documents. By entering into this Contract, Owner is relying upon the specific undertakings, representations and warranties of the Contractor in favor of Owner as follows, and Contractor hereby represents, warrants and covenants to Owner that:
7.1.1 Contractor and all Subcontractors are duly authorized and have the necessary license(s) to practice and perform all Work in this jurisdiction and will remain so licensed at all times relevant to the Work and Project. Contractor shall produce such license(s) to the Owner upon request, and Contractor shall be responsible to obtain copies of such license(s) from all Subcontractors prior to allowing them to perform Work on Site. Contractor has substantial experience in performing major projects with scopes of work similar to the Work defined herein, is familiar with the activities of the governmental bodies having authority over the Project and has expertise and experience managing Subcontractors on projects of similar scope within the Baton Rouge, Louisiana area. Contractor also represents that such experience includes performing major projects with stringent time constraints and where construction begins before all drawings and specifications have been issued for construction purposes, as is the case with the Work and Project. The standard by which Contractor shall be judged in its performance of this Agreement and its exercise of judgment hereunder shall be that of a contractor with the highest level of skill, experience and expertise for the planning and construction of a first class luxury resort and casino in Baton Rouge, Louisiana including the foregoing qualifications and consistent with such other Contractor representations, warranties and covenants contained in the Contract Documents.

7.1.2 All of Contractor’s management and Site supervisory personnel listed in Exhibit C attached to this Agreement shall remain until Substantial Completion committed to and available for full-time assignments devoted to the Work unless otherwise specifically noted in Exhibit C attached to this Agreement or as agreed upon by Owner (subject to Contractor’s right to terminate the employment of personnel for cause in the ordinary course of business).
7.1.3 Contractor has examined and will continue to examine all Contract Documents provided by Owner and the Architect pertaining to the Work and the Site. Contractor fully accepts the lack of completeness of such documents, including the Drawings and Specifications, except to the extent otherwise reasonably and promptly noted in writing to Owner in accordance with Section 7.3 hereof as to any specific concerns about incompleteness and consistent with Contractor’s obligations and representations in this Agreement so long as any such Drawings and Specifications delivered after the Effective Date are (a) delivered timely in accordance with the Project Schedule and (b) in substantial conformance with the Guaranteed Maximum Price Premises and Assumptions. Contractor also represents that the Guaranteed Maximum Price Premises and Assumptions were sufficiently detailed and comprehensive to enable Contractor to have reliably estimated and established its Guaranteed Maximum Price set forth in Article 3 of this Agreement. Subject to the provisions of this Agreement, Contractor further agrees that all Work shall be performed within the Guaranteed Maximum Price and within the Contract Time set forth in Article 4 of this Agreement, notwithstanding that the Contract Documents, including the Drawings and Specifications, are not complete in every detail and are still being developed.
7.1.4 Contractor has had ample time to and has visited and examined the Site and has reviewed the physical conditions affecting the Work, and will continue to do all of the foregoing, and, subject to the provisions of Article 13 hereof, is familiar with all of the conditions on, under, and affecting the Site, as Contractor deemed necessary or desirable based on Contractor’s skill, experience and knowledge and the scope of the Work and terms of the Contract Documents. Contractor has verified field conditions, and carefully and fully compared such field conditions, Site observations and other information known to Contractor with the Contract Documents (including the requirements thereof) and has not found any omissions, errors or discrepancies and has satisfied and will continue to satisfy itself as to: (a) access thereto; (b) the location of all utility pipelines and wiring conduits which can be ascertained through Site visits or by any documents which are provided by Owner; (c) the type of equipment and facilities needed before and during prosecution of the Work; (d) the general and local labor and weather conditions and availability of materials and equipment under which the Work is to be performed; (e) the presence of construction hazards, if any; (f) the nature, location, and character of the Work and the Site, including, without limitation, all improvements and obstructions on and under the Site both natural and man-made; and (g) all other matters which may affect the Contractor’s means, methods, techniques and procedures necessary to construct the Work in strict accordance with the Contract Documents and otherwise fulfill its obligations under the Contract Documents, including but not limited to its obligation to complete the Work for an amount not in excess of the Guaranteed Maximum Price on or before the Contract Time. Any condition at the Site, whether or not consistent with conditions shown or called for on the Contract Documents, shall not be allowed as a basis for claims for extra compensation or extensions of time, except as otherwise specifically provided for in Article 13 below, notwithstanding any statements or representations by Owner or any party on behalf of Owner, oral or written, with respect to the conditions of the Site or improvements thereon, or regarding the completeness, correctness, or adequacy of any Contract Documents, except to the extent provided in Section 7.1.3 hereof
7.1.5 Prior to commencing its procurement and construction activities, Contractor shall further verify at the Site all measurements and levels necessary for proper construction of the Work, including the fabrication, assembly and installation of materials and equipment to be incorporated into the Work and shall further carefully compare such verified field measurements and conditions with the requirements of the Contract Documents.
7.1.6 If the Contractor observes any failure of the Contract Documents to conform with applicable Laws (as defined in Section 7.2 of this Agreement), Contractor shall immediately notify Owner in writing and identify any such discrepancies and obtain written instructions from Owner before proceeding with any part of the Work affected thereby. If the Contractor performs Work that it knows or reasonably should have known to be contrary to Laws, the Contractor shall assume full responsibility for such Work and shall bear all costs (including loss and damage due to delays) of correction, repair and replacement attributable thereto as Non-Allowable Costs of the Work.
7.1.7 If Contractor discovers or otherwise becomes aware of any errors, discrepancies, omissions, duplications or conflicts in the Contract Documents at any time during the course of the Work, Contractor shall immediately notify Owner in writing and obtain written instructions from Owner before proceeding with any part of the Work affected thereby. If the Contractor performs any Work relating to any such errors, discrepancies, omissions, duplications in the Contract Documents, Contractor shall bear all costs of correction and adverse scheduling impacts attributable thereto as Non-Allowable Costs of the Work.

7.1.8 Contractor will not engage in, nor commit its personnel to engage in, any other projects while performing Work on the Project to any extent that such other projects may materially and adversely affect the quality or efficiency of the Work required to be performed by Contractor in connection with this Project or which will otherwise be detrimental to the carrying on and completion of this Project.
7.2 General Description. Contractor covenants and agrees that Contractor’s Work and all Work performed by any Subcontractor or Vendor shall be carried out: (a) with a proper supply of labor, materials and equipment; (b) in full compliance with the requirements contained in, indicated on and reasonably inferable from the Contract Documents given Contractor’s status as a contractor experienced with construction projects similar in size and complexity to the Work, (c) in full compliance with all applicable laws, consents, ordinances, mitigation measures, codes, rules, directives, orders, permits, statutes, and regulations, whether federal, State or local, and whether governmental or public administrative (collectively, “Laws”); (d) diligently and in the best manner to assure completion on or before the Guaranteed Date of Substantial Completion, (e) in full compliance with the “Technical Studies and Reports” set forth on Exhibit K attached to this Agreement, (f) by qualified design professionals where applicable, and (g) in full compliance with the terms of the OCIP (as defined in Section 15.1 of this Agreement) and any other insurance applicable to the Work. The term Laws shall also include, without limitation, those specific permits, approvals and entitlements set forth on Exhibit L attached to this Agreement. Except to the extent provided otherwise in this Agreement, including, without limitation, Section 7.3 below, Contractor shall not be responsible for whether the design aspects of the Drawings or Specifications conform to Laws applicable to the design aspects of the Drawings or Specifications (including but not limited to ADA design requirements). Applicable Laws shall supersede the Contract Documents if there is any conflict; provided, however, that if any applicable Laws shall necessitate a Change to or deviation from the Contract Documents, Contractor shall obtain Owner’s written consent prior to implementing that Change. Contractor shall be responsible for failing to report any discrepancy between the Contract Documents and applicable Laws of which Contractor knows or should have reasonably known in the exercise of due diligence and prudent judgement and consistent with the terms of the Contract Documents. If Contractor performs any part of the Work in violation of any such applicable Laws, Contractor shall bear all costs of correction and adverse scheduling impacts as Non-Allowable Costs of the Work. Should any governmental authority having jurisdiction over the Work mandate compliance with any changes to applicable Laws or Laws that have been enacted after Work has commenced, Contractor shall, subject to consultation with and written approval by Owner, construct the Work in accordance with such applicable Laws, the cost of which will be a Modification. In fulfilling its responsibilities under the Contract Documents, Contractor shall furnish, coordinate, manage and pay for all services and personnel, labor, machinery, tools, materials, necessary to:
7.2.1 Cause the Work to be constructed in compliance with: (a) the latest approved Drawings and Specifications for construction purposes; and (b) all applicable Laws (including all changes in Laws as provided in Section 7.2 above);

7.2.2 Provide at all times until Final Completion a sufficient and competent organization, which shall include the skilled services of all senior managers, Site supervisors, qualified scheduling personnel, superintendents, foremen, engineers, skilled and unskilled craft labor and supervisors and all other personnel necessary or desirable to plan, prosecute and construct the Work in accordance with the Contract Documents;
7.2.3 Provide the skilled services of buyers, expediters and other personnel necessary to achieve the timely delivery and use of (a) all materials, supplies and equipment to be incorporated into the Work by Contractor, Subcontractors and Vendors, and (b) all construction machinery and equipment, tools and expendable construction materials and supplies necessary or desirable for the Work;
7.2.4 Prepare and provide the Project Schedule and Schedule Updates for the Work in accordance with Article 11 below;
7.2.5 Coordinate the schedules and operations of all major Subcontractors and Vendors of every tier and cooperate with Owner and Owner’s other contractors and consultants and Owner’s Lenders so that the Contractor’s Work and the work of others will progress smoothly with a minimum of disruptions and interference to any party;
7.2.6 Except as provided in Section 6.1.5 above, obtain and provide to Owner, and pay for (as a Cost of the Work): (a) all Work-related authorizations, building permits, licenses and approvals which are required by governmental authorities to be taken out in Owner’s name for construction and completion of the Work or the Project, and (b) all temporary and final Certificates of Occupancy;
7.2.7 Be responsible for protection of the Work, including all materials and equipment to be utilized during the Work, from theft or damage or other harm, whether in transit or in storage on-Site or off-Site, until Final Completion pursuant to Section 12.2 of this Agreement;
7.2.8 Promptly notify Owner in writing of any errors, omissions or discrepancies discovered by Contractor in the Contract Documents, including any observed failures to comply with applicable Laws;

7.2.9 Enforce strict discipline and good order among the employees of Contractor, Subcontractors and Vendors while at the Site or otherwise performing this Contract;
7.2.10 Give all notices and secure all required certificates of inspection, testing or approval necessary or incidental to the prosecution of the Work, for delivery to Owner;
7.2.11 Be responsible for and pay (as a Cost of the Work to the extent provided in Section 3.4 hereof) all sales, use, gross receipts, social security, workers’ compensation (except to the extent provided in the OCIP), unemployment and all other such taxes relating to or arising out of the Contractor’s performance of the Work;
7.2.12 Provide Owner with the full benefit of all Vendor’s warranties applicable to all equipment and materials furnished by the Contractor;
7.2.13 Maintain at the Site one record copy of all Drawings, Specifications and revisions thereto, the Project Schedule, all Schedule Updates, all Change Orders and other Modifications, approved material lists, brochures, technical data submissions and RFI’s, RFI responses, submittals, Construction Change Directives, Samples, all correspondence and transmittals pertaining to the Work and all other records relating to the status of all Work-related materials, equipment and construction activities;
7.2.14 Provide Owner with three (3) complete sets of operating and maintenance manuals for all equipment installed as part of the Work;
7.2.15 Provide Owner with as-built drawings (electronically when available and otherwise on reproducible mylar) prior to Final Payment after the completion by each Subcontractor of their respective portions of the Work, including at least one printed set with each Subcontractor’s stamp and certification statement on such Drawing, as submitted, are true and correct;
7.2.16 Copy Owner on all correspondence, memoranda and bulletins by Contractor to Architect, consultants and public agencies and deliver to Owner on a current and up-to-date basis copies of all written communications received from public agencies. Provide to all Subcontractors (with concurrent written notice to Owner), and cause all Subcontractors to provide, all notices required by applicable Laws relating to the Contract and/or Work, including but not limited to notice of payments received. Copy Owner on all default, stop work or termination notices sent to or received from Subcontractors at every tier, and any others performing any Work;

7.2.17 Contractor shall maintain records, in duplicate, of principal building layout lines, elevations of the bottom of footings, floor levels and key site elevations certified by a qualified surveyor or professional engineer to Owner’s and Owner’s Lender’s satisfaction; and
7.2.18 Duane Duffy is authorized to act on behalf of Contractor with regard to the Work and Contract Documents, and are the individuals, acting alone or together, with whom Owner may consult at all reasonable times, and the instructions, requests and decisions of either of said individuals, acting alone, will be binding upon Contractor as to all matters pertaining to this Contract and the performance of the parties hereunder. The individuals who shall be responsible on behalf of Contractor for supervising the Project are set forth on Contractor’s Personnel List attached as Exhibit C to this Agreement. Except for reasons beyond its control, Contractor shall not change the individuals designated on said Exhibit C during the term of this Agreement without the prior written approval or direction of Owner. At least one Project Superintendent shall be at the Site on a full-time basis and at all times while any Work is being performed.
7.3 Preconstruction Services. Contractor shall as a Cost of the Work furnish, coordinate, manage and pay for all services, personnel, labor, material, equipment, machinery and tools for the Work, and shall:
7.3.1 Search for and timely recommend from time to time to Owner various value engineering and other cost savings measures during the entire progress of the Work to reduce the Cost of the Work to the fullest extent possible while maintaining the quality required by the Contract Documents. Owner will then elect, in its sole discretion, whether or not to implement such measures in connection with the Work.
7.3.2 Timely review designs with Owner and Architect, including, but not limited to, to the extent applicable, architectural designs, structural, HVAC, plumbing, fire protection, power and lighting, security systems and communications, interior designs, and vertical transportation to assure compliance with the Guaranteed Maximum Price, Guaranteed Maximum Price Premises and Assumptions, and Project requirements. Advise on the Site use and improvements, selection of materials, Project and Site systems and equipment, improvements to the Project and Site, call and security systems, and methods of Project delivery. Provide recommendations on relative feasibility of construction methods, availability of materials and labor, time requirements for procurement, installation and construction, integration into existing Project and Site systems, and factors related to cost including, but not limited to, costs of alternative designs or materials, preliminary budgets and possible economics.

7.3.3 Advise Owner in writing promptly upon discovery if, in the judgment of Contractor, the issuance of architectural or engineering documents does not meet schedule requirements or if the information provided on such documents is inadequate for the current purposes intended or if requirements of such documents conflict with other documents issued or with existing conditions on the Site. In any such event, Contractor will issue a Request for Information (“RFI”) to the Architect (with a copy to Owner).
7.3.4 Review the Contract Documents, as the same are being prepared and check the same for (a) obvious conflicts, discrepancies and omissions, and (b) variations from customary construction practices and methods which, in the opinion of Contractor, may cause difficulties or occasion delay in the performance of the Work and timely advise Owner and the Architect promptly, in writing, of any such observed problems. Coordinate Contract Documents by consulting with Owner and the Architect regarding Drawings and Specifications as they are being prepared, and recommending alternative solutions whenever design details affect construction feasibility, cost or schedule. Timely advise Owner, using Contractor’s professional skill and judgment, regarding any missing or incomplete aspects of the Project scope.
7.3.5 Contractor also expressly acknowledges that this Project and the Work will proceed on a “fast-track” method of construction, i.e., construction will commence without final Drawings and Specifications in place. More specifically, while Drawings and Specifications are complete for certain portions of Work, the design process will continue for other portions during construction based on the Guaranteed Maximum Price Premises and Assumptions. Contractor has been, and will continue to be, an active participant in the design process. Given such participation, Contractor represents that it is familiar with the scope and quality of those aspects of the Project which have not yet been fully designed, and has taken such scope and quality matters into consideration in preparing each component of the Guaranteed Maximum Price based on the Guaranteed Maximum Price Premises and Assumptions. Contractor agrees to work with Owner and Architect and their consultants in the completion of the design process and will provide prompt written notice to Owner in accordance with the time periods contained in the Project Schedule, if any proposed Drawings, Specifications or designs being prepared by Owner or Architect and provided to Contractor are not in substantial compliance with the Guaranteed Maximum Price Premises and Assumptions, or if any redesign or value engineering is necessary or advisable for certain aspects of the Project at any stage of the design process in order to bring the cost of such Work within or below, but not in excess of, the respective Allowance Amounts for the Allowance Items or the budgeted or allocated amounts for other items contained in the Guaranteed Maximum Price. Once the Drawings and Specifications are complete, it is recognized by both parties that the scope of the Guaranteed Maximum Price may include Work not expressly indicated on the Contract Documents, but which is reasonably inferable from the Contract Documents, and such Work shall be performed without any increase in the Guaranteed Maximum Price or extension of Contract Time, except if and to the extent otherwise expressly provided in this Agreement.

7.4 Systems and Procedures. Contractor shall develop, for Owner’s review and approval, and implement a system and procedures for:
7.4.1 Reviewing its own Work and the Work of its Subcontractors and Vendors for defects and deficiencies, including the preparation of all appropriate quality control documentation, to assure that all such defects and deficiencies are discovered and corrected.
7.4.2 Reviewing, processing, recording and paying Subcontractors and Vendors which is fully consistent with the requirements to be fulfilled by the Contractor pursuant to Article 9 of this Agreement. Such procedures shall especially provide for strict adherence to all lien waiver requirements for Subcontractors and Vendors as set forth in Article 9 of this Agreement.
7.4.3 Preparing, reviewing and processing Change Orders which fully complies with Article 18 of this Agreement.
7.4.4 Evaluating all Change Proposal Requests and Claims submitted by Subcontractors or Vendors for compliance with the requirements of the Contract Documents, recommending resolutions and options to Owner in writing with respect to such Change Proposal Request and Claims; and implementing of written Construction Change Directives and Change Orders issued in accordance herewith.
7.5 Schedule Meetings and Records. After execution of the Contract and prior to commencement of the Work, Owner shall schedule a meeting with Contractor for the purpose of outlining and clarifying the proposed Work, security and use of the Site, potentially difficult aspects of the Work of which Owner is actually aware and responding to questions of those attending.
7.5.1 Contractor shall schedule and conduct pre-construction and construction progress meetings at the Site on a regular basis (at least weekly) at which Owner, Architect, Interior Designer, Contractor and Subcontractors may jointly discuss such matters as Work procedures, progress, scheduling and coordination, and Owner’s Lender may attend. Contractor shall be responsible for securing attendance of its Subcontractors, Vendors, suppliers and other personnel as are required at such meetings. Contractor shall keep and distribute timely in advance of the next meeting minutes of such meetings, including a list of the action items, responsible parties and dates necessary to complete actions to enable the Contractor to maintain the progress of the Work in accordance with the Project Schedule.

7.5.2 Contractor shall regularly monitor and provide to Owner and Owner’s Lenders written reports on a monthly basis describing the status of the actual progress of the Work in relation to the Project Schedule, in accordance with Article 11 below.
7.5.3 For purposes of Schedule Updates and requested changes in the Contract Time, Contractor shall maintain daily logs which shall be available for Owner’s and Owner’s Lenders review at any time during normal working hours, and which shall record the progress of the Work.
7.5.4 Contractor shall also monthly provide to Owner and Owner’s Lenders, on the first day of each month, an Anticipated Cost Report prepared by Contractor and containing detailed information on pending Change Orders, contracts awarded and to be awarded, and similar budget related items.
7.6 Contractor’s Operations. Contractor shall: (a) confine its operations at the Site to areas designated by Owner; (b) not unreasonably encumber the Site or encumber areas in the vicinity of the Site with materials, equipment or debris; (c) coordinate its activities with the Owner’s Project Representative and Owner’s other contractors in advance; and (d) not block or hinder public parking facilities without Owner’s prior written approval. To the extent reasonably possible, Contractor shall preserve and protect all existing vegetation on or adjacent to the Site which is not to be removed or required to be disturbed in the performance of the Work. Contractor shall be solely responsible for all costs and expenses incurred as a result of failure to adhere to the requirement of this Section (subject to Contractor’s right to use the Construction Contingency as provided in Section 3.1.5 hereof, to the extent there remain funds therein and regardless of whether any funds remain in the Construction Contingency, Contractor shall still be liable for such damages, costs and expenses). Contractor shall make itself familiar with and use all best efforts to protect all existing improvements and/or utilities at or near the Site from damage. Contractor shall be solely responsible for repairing any such damage and for the related costs and expenses (subject to Contractor’s right to use the Construction Contingency as provided in Section 3.1.5 hereof, to the extent there remain funds therein and regardless of whether any funds remain in the Construction Contingency, Contractor shall still be liable for such damages, costs and expenses). Neither Contractor nor any Subcontractor or Vendor shall post, erect or place on the Site, the Work, Owner’s premises or the Project any sign, banner, billboard or display for marketing, advertising, promotional or other similar reasons, and no trade names or other identification shall appear on any item of the Work or at any place on the Project where such name or identification will be seen by the general public, except as approved in writing by Owner.

7.7 Site Discipline. Contractor shall employ, and require all Subcontractors and Vendors to employ, only skilled workers properly qualified by experience and ability to perform the tasks assigned to them. Contractor shall at all times be responsible for strict discipline and good order among its employees, craft labor, agents and representatives as well as the employees, craft labor, agents and representatives of its Subcontractors and Vendors while performing Work and all other persons performing any Work. When requested by Owner, Contractor shall remove and shall not re-assign to the Work any person who, in Owner’s reasonable opinion, is disorderly, insubordinate, unsafe, unskilled, incompetent or otherwise unfit for tasks assigned to them.
7.7.1 At all times during performance of the Work on the Project, including during any partial use or occupancy by Owner or others, Contractor shall, and shall cause all Subcontractors and Vendors to, abide by each and all of the following requirements:
7.7.1.1 Access to the Project Work area by construction personnel shall be the most inconspicuous route available, in order that the general public and the Owner’s personnel are not inconvenienced. Access shall be arranged with Owner prior to commencement of Work. Access to restricted and/or limited access areas required by Work shall be coordinated with Owner.
7.7.1.2 Owner’s toilet facilities and the Project’s permanent toilet facilities are not to be used by construction personnel.
7.7.1.3 During the FF&E and finish phase of construction, construction personnel are not permitted to eat and smoke where materials are in place nor use tables and chairs or other furniture that are part of the Project. During this phase of the Project, Owner will designate appropriate places for eating.
7.7.1.4 Quiet and courtesy with respect to Owner’s employees and guests is mandatory.
7.7.1.5 Use all best efforts to ensure that Contractor’s and all Subcontractors’ activities do not interfere with any Project and Site systems (i.e., electric, elevator, plumbing, HVAC, etc.) necessary to maintain ongoing operations of the Project and Site.
7.7.1.6 Power outages, mechanical shutdown and so forth shall be carefully coordinated with Owner. Contractor will provide Owner with two (2) full business days, advance notice of any planned shutdowns of any basic Project or Site systems, and will obtain Owner’s written approval prior to commencing any such shutdown.
7.7.1.7 All life safety systems requiring shut-down or tie-ins, in accordance with the above clause 7.7.1.6, shall be coordinated with Owner and shall be performed at such a time to minimize any effect of the safety, health and welfare of the building’s occupants. At the conclusion of each work-day, all operable life safety systems shall be energized and operative.

7.7.1.8 Contractor shall be responsible to Owner for acts and omissions of Contractor’s employees and agents, Subcontractors and Vendors and their respective agents and employees, and other persons performing portions of the Work under a contract or arrangement with or under the direction of Contractor or with or under the direction of any Subcontractor or Vendor. Except to the extent expressly provided otherwise in this Agreement, Contractor shall not be relieved of its obligation to perform the Work in accordance with the Contract Documents either by activities or duties of Owner or Architect, or, by any request, approval or consent of Owner or Architect, or by tests, inspections or approvals required or performed by persons other than Contractor. Contractor shall require and ensure that each Subcontractor and Vendor complies with all applicable requirements set forth in the Contract Documents for Contractor. Except to the extent the Contract Documents expressly provide otherwise, if any dispute arises between Owner, on the one hand, and Contractor, on the other hand, unless Owner directs otherwise, Contractor shall proceed with the performance of its obligations under the Contract with reservation of all rights and remedies it may have under and subject to the terms of the Contract Documents.
7.8 Site Security. In cooperation with Owner, Contractor shall develop and implement an effective security program for protection of the Work in progress. Contractor shall secure, protect and be responsible for (consistent with the terms of the OCIP), and shall provide all necessary or desirable measures for security and protection at and on the Site and the Work, and of all materials, supplies, tools and equipment and all other improvements and personal property at the Site or in the vicinity of the Site, whether or not incorporated into the Work, including, but not limited to, utilizing fences, gates, cameras, and patrols. Contractor shall bear the cost of, and be liable for as a Non-Allowable Cost of the Work (subject to Section 3.2 hereof), and promptly shall remedy, all loss and damage to any Work, tools, equipment and all other improvements and personal property of the Site from any cause whatsoever, except to the extent of loss or damage caused by Owner’s negligence or willful misconduct or by the negligence or willful misconduct of Owner’s separate contractors and their agents and employees (subject to Contractor’s obligations under the Contract Documents to coordinate and monitor the work of such other Owner contractors). Owner may elect to provide and/or maintain security (including patrol guards) of its own choosing for the whole or portions of the Work and/or Site and/or adjacent property, but Owner shall not have any obligation, responsibility or liability of any kind to any party whether or not Owner arranges for any security. Such Owner arranged or provided security shall in no event release Contractor from or diminish any of Contractor’s obligations under the Contract Documents, including without limitation this Section 7.8, and solely Contractor shall be responsible for security at and of the Work and Site, regardless of any security arranged for by Owner. Owner shall not assume or incur any responsibility or liability relating to any security arranged by Owner. Contractor shall cooperate with Owner’s security personnel and shall comply with all requests made by such personnel to secure and protect the Work and the Site.

7.9 Coordination with Others. Contractor acknowledges that Owner reserves the right to engage other contractors, engineers, inspectors, consultants and/or its own personnel to provide work or services relating to the Project which may be carried out concurrently with Contractor’s Work. Specifically, and without limitation, Contractor acknowledges that FF&E procurement and installation (except as expressly provided on Exhibit F attached hereto as to installation) is excluded from Contractor’s Work but completion of same within the times set forth on the agreed upon Project Schedule is necessary to achieve Substantial Completion as defined in Section 12.1 below, and that a portion of Contractor’s Work will include installing materials and equipment in the Project procured by Owner and provided by Owner to Contractor. Owner shall retain separate contractors and vendors for FF&E procurement and installation as Owner desires; provided, however, upon Owner’s request Contractor agrees to cooperate with Owner, including joint purchase arrangements, with respect to purchases of materials, supplies and equipment, including FF&E, where such cooperation and joint purchase may lead to a savings in purchase costs relating to such items as determined by Owner. Contractor shall fully cooperate by coordinating its Work with any work or services being performed by Owner and Owner’s other contractors, engineers, inspectors and consultants as follows:
7.9.1 Contractor shall coordinate its construction activities with the activities of Owner and Owner’s other contractors, engineers, inspectors and consultants and provide the necessary personnel and services to coordinate and interface its Work with Owner’s activities at the proper time and in a manner not to delay others or increase costs.
7.9.2 Contractor shall provide Owner and Owner’s other contractors with opportunities for the necessary storage and handling of materials and equipment necessary for execution of their activities.
7.9.3 Contractor shall participate with Owner and Owner’s other contractors in reviewing their respective construction schedules when requested to do so. Contractor acknowledges that the time allowed for Substantial Completion of the Work includes the time necessary to coordinate and schedule the work of Owner’s other contractors and consultants.
7.9.4 At its own expense as a Non-Allowable Cost of the Work, Contractor shall promptly remedy any damages wrongfully caused by Contractor or any Subcontractor or Vendor to Owner’s existing property or completed or partially completed construction work performed by Owner or Owner’s other contractors, engineers, inspectors and consultants.

7.9.5 If any part of the Work depends upon proper execution of any completed work and services performed or otherwise provided by or on behalf of Owner, Contractor shall, prior to proceeding with its Work, inspect such work and promptly report to Owner any apparent discrepancies or defects in Owner’s activities. The failure of Contractor to examine and report any such apparent discrepancies which are or should have been reasonably apparent to Contractor in the exercise of due diligence and prudent judgment and consistent with the terms of the Contract Documents shall bar any Claims thereafter that any defects or delays in Contractor’s Work are due to defects, delays or disruptions in the activities performed or otherwise provided by Owner.
7.9.6 Contractor and its Subcontractors and Vendors shall use all best efforts to work without causing labor disharmony, coordination difficulties, delays, disruptions, impairment of guarantees or interferences of any other obligations of any of Owner’s other contractors, engineers, inspectors and consultants.
7.9.7 Contractor shall cooperate with Owner’s contractors, engineers, inspectors and vendors performing FF&E procurement and installation services and shall incorporate such services in its Project Schedule and provide vertical transportation for the timely installation of FF&E. Contractor agrees to cause the Work to be performed in such a manner so that prior to achievement of Substantial Completion (and as early as reasonably practicable), Owner will have access to the Site and the Project in order to (a) begin installing FF&E, the installation of which is not part of the Work except as otherwise provided in the Contract Documents, at the Site, (b) begin training its personnel at the Site, and (c) and perform other tasks Owner deems necessary in connection with the opening of the Project and Owner will use all best efforts to avoid unreasonably interfering with Contractor’s Work while conducting the activities in clauses (a), (b) and (c) of this Section.
7.10 Product and Design Substitutions.
7.10.1 All requests for Substitutions shall be made in writing and sufficiently in advance of Work performance needs to permit a reasonable time for evaluation and written response by Owner without jeopardizing the Contract Time.
7.10.2 The acceptance of any Substitutions shall be at Owner’s sole discretion.

7.10.3 All Substitutions, including design changes recommended by the Contractor, must be specifically accepted in writing by Owner prior to the use or implementation thereof by Contractor or any Subcontractor.
7.10.4 In reviewing any Substitution, including design changes, Owner may consider, without limitation, the comparative advantages and responsibilities, including, but not limited to: (a) any and all additional costs pertaining to any redesign and adverse consequences of such redesign, (b) any and all costs of replacement, corrections or adjustments to the Work, adjoining Work and Owner’s existing property, and (c) any and all costs arising from adverse impacts to the critical path of the Project Schedule and/or any delays in the Contract Time arising out of such Substitution.
7.10.5 Contractor shall promptly notify Owner and Architect in writing if any items in the Contract Documents shall not be readily available, and Owner shall have the right to designate an available substitute item. Nothing in this Section or elsewhere in the Contract Documents shall derogate from Contractor’s responsibility to select, order, and timely purchase such items. If Contractor does not timely order or arrange for delivery of items or materials required for the Work, Owner may (but is not obligated to) arrange for delivery or order such items and materials and in such event Contractor shall not be entitled to any Contractor’s Fee on such items and the Guaranteed Maximum Price shall be reduced by (a) the cost of such items and materials arranged for or ordered and paid for by Owner and (b) that portion of Contractor’s Fee applicable to the amounts in the immediately preceding clause (a).
7.11 Tests and Inspections.
7.11.1 All on-Site and off-Site material testing and inspections required by the Contract Documents or by laws, rules, regulations, ordinances or orders of public authorities having jurisdiction, shall be arranged and supervised by Contractor in a timely manner to avoid any delays in the Work.
7.11.2 Owner shall pay for all required third party quality control testing and inspections, and the costs thereof shall not be part of the Guaranteed Maximum Price.
7.11.3 Owner may elect to require additional testing and inspections at any time during the course of the Work and for a period of one (1) year after the date of issuance of the Certificate of Substantial Completion for the Work as a whole pursuant to Section 12.1 below. Such additional testing shall be at Owner’s expense unless such testing discloses deficiencies not discovered during initial testing. In event deficiencies are disclosed, Contractor shall be responsible for all costs of such additional testing and inspections. Contractor’s responsibility with respect to the costs of additional tests and inspections shall survive any termination of the Contract.

7.11.4 All certificates of such testing, inspection or approvals issued by all independent testing companies or governmental authorities shall be promptly delivered to Owner.
7.11.5 No inspection, or failure to inspect, by Owner or the independent testing companies or Owner’s Lenders shall be construed as approval or acceptance of the Work or as a waiver of Contractor’s obligations to perform the Work in full compliance with the Contract Documents.
7.12 Access to Stored Material. Owner and Owner’s Lenders may enter upon the location where any material or equipment is manufactured or stored for purposes of inspection, checking, testing or for any other purpose Owner or Owner’s Lenders deem reasonably necessary.
7.13 Shop Drawings, Product Data and Samples.
7.13.1 “Shop Drawings” are drawings, diagrams, schedules and other data specially prepared for the Work by Contractor, its Subcontractors or Vendors of any tier to illustrate how certain specific Work components fit together and will be located in relation to each other.
7.13.2 “Product Data” are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by Contractor, its Subcontractors or Vendor of any tier to illustrate materials or equipment to be utilized for a portion of the Work.
7.13.3 “Samples” are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.
7.13.4 Contractor shall timely prepare and submit for approval a schedule of Shop Drawings, Product Data, test reports, Samples etc., required to be submitted for the Work, in a format acceptable to Owner and Architect.
7.13.5 Contractor shall review, approve (to the extent of their conformance to the Contract Documents) and submit to Owner or Architect or the appropriate consultant all Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents in accordance with the schedule therefor with promptness and in such sequence as to cause no delays in the Work or in the activities of Owner or its other contractors.
7.13.6 Contractor’s submittal of Shop Drawings, Product Data, Samples and similar submittals shall be Contractor’s representation that Contractor has determined and verified all materials, field measurements and field construction criteria related thereto, and that Contractor has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

7.13.7 Contractor shall not perform any portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until such submittals have been accepted by Owner or Architect. Such review and acceptance shall be in a timely manner so as not to delay the progress of the Work. Contractor shall carry out the Work in such submittals as accepted by Owner or Architect.
7.13.8 Contractor shall make any corrections required by Owner or Architect and shall resubmit the required number of corrected copies of Shop Drawings, Product Data, Samples or similar submittals until approved. Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to any revisions other than those requested by Owner or Architect on previous submittals.
7.13.9 Contractor shall not be relieved of responsibility for errors or omissions contained in Shop Drawings, Product Data, Samples or similar submittals based upon the approval, modification or acceptance thereof by Owner or Architect unless the Contractor has specifically informed Owner in writing of such deviation at the time of submittal and Owner has given prior written approval to the specific deviation.
7.13.10 Contractor shall be responsible for furnishing its Subcontractors and Vendors with sufficient copies of Shop Drawings, Product Data and Samples, including any such construction data supplied by other Subcontractors and Vendors, as may be necessary for the coordination of the activities of all Subcontractors and Vendors.
7.13.11 Contractor shall submit one (1) reproducible transparency copy and six (6) blue line prints therefrom of all Shop Drawings for all shop-fabricated items and all detailed assemblies indicated on the Shop Drawings.
7.14 Project Record Documents and As-Built Requirements. Contractor shall maintain at the Site one (1) record copy of all Specifications, Drawings, approved Shop Drawings, Change Orders and other modifications, addenda, Schedules and instructions, in good order.
7.14.1 The record Drawings shall be one (1) set of black (or blue) and white prints of the Drawings on which it must record all “as-built” changes during the course of construction. This record set shall be maintained separate and apart from documents used for construction reference as described in Section 7.2.13 above.

7.14.2 All as-built documents shall be kept current and Contractor shall not permanently conceal or cover any Work until all required information has been recorded.
7.14.3 Records of exterior underground utilities shall be made at the time of installation.
7.14.4 In marking any as-built conditions, Contractor shall ensure that such Drawings indicate by measured dimension to building corners or other permanent monuments the exact locations of all piping, conduit or utilities concealed in concrete slabs, behind walls or ceilings or underground. As built Drawings shall be made to scale and shall also include exact locations of valves, pull boxes and similar items as required for maintenance or repair service. Prior to Final Completion and as a condition to Final Payment, Contractor shall be responsible for providing Owner and Owner’s Lenders with a fully completed and accurate set of all as-built Drawings in an acceptable electronic format, as Contract Documents for Owner’s permanent records.
7.14.5 All documents described in this Section 7.14, including the as-built Drawings, shall be readily accessible at the Site for inspection upon request by Owner, Owner’s Lenders, the Architect and/or their authorized representatives throughout the course of the Work.
7.15 Site Clean Up. All work performed under this Contract shall comply with all Laws governing applicable noise, dust and pollution control requirements.
7.15.1 Daily Clean Up. Contractor shall regularly and on a daily basis during the course of the Work keep the Site and all Work-related areas in a clean and safe condition to Owner’s reasonable satisfaction by promptly removing and properly disposing of all debris and rubbish generated by Contractor’s operations. Contractor shall maintain streets leading to the Site and used as a means of ingress or egress from the Site in a clean condition, and shall remove from these areas all of Contractor’s (and Subcontractors’ and Vendors’) spillage and tracking arising from the performance of the Work, and shall promptly repair any damage to same. Contractor shall minimize the impact and effect of the Work and other activity on the Site on properties adjoining and nearby the Site, and shall take all necessary and commercially practical precautions (and comply with all applicable Laws) to prevent any debris including, but not limited to, fugitive dust, from entering or interfering with any adjacent or nearby property.
7.15.2 Substantial Completion Clean Up. Except to the extent that Owner may designate otherwise in writing, the Contractor shall perform all “Punch List Items” prior to the date of issuance of the Certificate of Substantial Completion pursuant to Section 12.1 below. Such Punch List Items shall include, but not be limited to:
(a)	removal of all wastes and rubbish;

(b)	cleaning of all walls and other surfaces including tile, wood and glass surfaces;
(c)	replacement of all broken glass (including removing labels, washing and polishing both sides);
(d)	cleaning and polishing of all plumbing fixtures and equipment;
(e)	restoring existing facilities such as roads, other paved surfaces, fencing and curbing at the Site to either their pre-existing condition unless more is required by the Contract Documents;
(f)	requiring affected Subcontractors to promptly remove from the Site all temporary offices, tools, equipment, machinery and surplus materials not required for the continued performance of the Work and otherwise leaving the designated areas “vacuum clean;”
(g)	machine-sweep and clean all drive-way surfaces;
(h)	grind, smooth, and sweep clean any concrete surfaces, as necessary or desirable;
(i)	remove temporary protections;
(j)	remove marks, spots, dust, stains, fingerprints and other soil or dirt from all floors, tile, walls, finishes, marble, finished materials, fixtures, equipment and other Work, and wash or wipe clean and leave same in undamaged, new condition;
(k)	clean tubs, toilets and other fixtures, cabinet work and equipment, removing stains, paint, dirt and dust, and leave same in undamaged new condition;
(l)	clean all metal finished in accordance with recommendations of the manufacturer and accepted industry standards; and
(m)	clean resilient floors thoroughly with a well rinsed mop containing only enough moisture to clean off any surface dirt or dust and buff dry by machine to bring the surfaces to sheen.
Punch List Items shall not include but shall be in addition to, any items of defective workmanship or omissions which are to be corrected at Contractor’s cost pursuant to Article 10 of this Agreement.
7.15.3 Final Completion Clean Up. Prior to Final Completion pursuant to Section 12.2 below, Contractor shall complete any Punch List Items described above which were either not required by Owner at the time of Substantial Completion or which were not satisfactorily completed and accepted by Owner at the time of Substantial Completion.
7.15.4 Site Clean Up By Owner. In the event Contractor fails to maintain the Site as described above in a manner satisfactory to Owner, and fails to complete appropriate clean up and/or removal activities within twenty-four (24) hours after receipt of Owner’s written notice to do so, Owner shall have the right to perform such clean up and removal activities at Contractor’s expense and may withhold and or deduct such costs from any amounts owed to Contractor.

7.16 Construction Facilities and Temporary Controls. Contractor shall be solely responsible for the design, transport, erection, inspection and maintenance of all temporary supports and structures; including, but not limited to, electricity and lighting, heat, telephone and fax, water, sanitary facilities, fire protection, hoisting equipment and machinery, staging and scaffolding, temporary equipment and materials, all shoring and bracing, all cranes, hoists, derricks and supports, barriers and fencing, water control, field office, storage facilities and all other types of temporary supports and structures required for the Work and provided by Contractor or its Subcontractors while performing the Work. Contractor shall provide and maintain reasonable safety precautions to protect the public and avoid obstruction or interference with vehicular or pedestrian traffic in public streets, alleyways or private rights-of-way. Contractor shall, or shall cause Subcontractors to, leave proper access to hydrants and other similar places, and shall provide sufficient lighting during working hours and from twilight of each day until full daylight of each following day. When work is suspended, Contractor shall, or shall cause Subcontractors to leave roadways and sidewalks in proper condition and restore all such to good condition on completion of the Work and in compliance with all laws. Contractor shall, or shall cause Subcontractors to, maintain and keep in good repair, shift and alter as conditions may require, all guard rails, passageways and temporary structures and remove same when the Work is completed or when the need for their use has ceased.
7.17 Cutting and Patching of Work. Contractor shall be responsible for all cutting, fitting or patching of the Work that may be required to properly complete the Work or make its parts fit together properly. Any costs resulting from improper cutting, fitting and patching to any work performed by Owner or any other contractors to Owner shall be Contractor’s responsibility. Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. Contractor shall not cut or otherwise alter such construction by Owner or a separate contractor except with consent of Owner and of such separate contractor. Contractor, if required by Specifications and Drawings, shall make connections to materials or equipment furnished, set, and/or installed by other contractors. No Work connecting to such materials or equipment provided by other contractors shall be done without giving such contractors a reasonable length of time to complete their work or until permission to proceed has been obtained from Owner. Owner shall secure and provide to Contractor the Shop Drawings from Owner’s other contractors for such of their work as is to be built into Contractor’s Work, or to which Contractor must make connection, and Contractor shall review and advise Owner of any discrepancy or unsuitability relative to its own Work. Each contractor shall provide all openings and chases in its own work, necessary for the installation of process equipment, and shall fill in around the same afterwards, if required.

7.18 Performance and Payment Bond Requirements.
7.18.1 Contractor’s Bond Requirements. Not later than five (5) business days after Contractor’s receipt of Owner’s Notice to Proceed and in any event prior to commencement of any Work, Contractor shall furnish a fully executed Performance and Payment Bond, in a form approved in writing by Owner and Owner’s Lenders and naming Owner and Owner’s Lenders (as Owner’s Lenders may change from time to time) as obligees and beneficiaries, covering both the Contractor’s faithful performance of this Contract and the payment of all obligations arising hereunder. The Payment and Performance Bond shall be in the amount of the Guaranteed Maximum Price. Thereafter, such Payment and Performance Bond shall not be increased or decreased unless Owner grants advance written approval of such increase or decrease. The Payment and Performance Bond and all supplements shall be issued by a bonding company having an A.M. Best Co. rating of A XV or better and licensed in Louisiana, shall comply with the requirements of the Louisiana Private Works Act La. R.S. 9:4801 et seq., including La. R.S. 9:4801, and shall be in an amount not less than 25% of the Guaranteed Maximum Price.
7.18.2 Subcontractor’s Bond Requirements. On a case-by-case basis, Owner may elect to require that Contractor’s Subcontractors provide a Performance and Payment Bond as described in Subsection 7.18.1 above using a form approved by Owner and Owner’s Lenders. The amount of each such Payment and Performance Bond shall be equivalent to the full value of the relevant subcontract or such lesser amount as Owner may approve in writing. All costs of each Performance and Payment Bond for those Subcontractors so designated by Owner shall be quoted separately to Owner for Owner’s prior written approval before such bond is obtained. Contractor shall recommend to Owner whether or not to require such Payment and Performance Bonds as to each respective Subcontractor. Nothing in this Section 7.18 shall preclude Contractor from requiring a bond from any Subcontractor.
7.19 Liens.
7.19.1 If at any time a lien is filed against the Site or any portion thereof or Owner receives any stop notice, lien or similar claim pertaining to unpaid amounts for any labor, goods, materials, equipment or services provided as part of Contractor’s Work (and provided Owner has paid all sums then due and owing to Contractor pursuant to and within the time period set forth in the Contract Documents), Contractor agrees to cause such notices, liens or claims to be removed, or to file a bond in lieu thereof in an amount satisfactory to Owner and/or Owner’s Title Company within five (5) business days after receipt of such notice, lien or claim. All costs incurred by Contractor in effecting the foregoing shall be at Contractor’s sole expense as a Non-Allowable Cost of the Work, except that should Contractor be successful in having any filed lien removed of record and dismissed with prejudice without the necessity of Contractor posting any bond and without the payment by Contractor to the lien claimant of any monies to effect the removal and dismissal of said lien, all of Contractor’s reasonable fees and costs incurred in having the lien removed and dismissed shall be a Cost of the Work. It is expressly understood that all of Contractor’s obligations with respect to this Section 7.19 begin immediately at the outset of any notice or filing of a lien or claim, whether by filing correspondence or court proceeding, and without regard to any showing of fault on the Contractor’s part. Contractor’s failure to cause such notices or liens to be removed or to be bonded against in accordance with the terms of this Agreement, shall constitute a material breach of this Contract entitling Owner to exercise all of its rights and remedies provided hereunder and at law.

7.20 Royalties and Patents. Contractor shall pay as a Cost of the Work in accordance with Section 3.2.11 hereof all royalties and license fees relating to the Work. Contractor shall defend suits or claims for infringement of patent rights and shall indemnify and hold Owner harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if Contractor has reason to believe that the required design, process or product is an infringement of a patent, Contractor shall be responsible for such loss unless such information is promptly furnished to Owner.
7.21 Training. Prior to and as a condition to payment of the Final Payment, Contractor shall orient and instruct the responsible maintenance personnel designated by Owner in the operations of all equipment and shall provide the maintenance personnel with pertinent literature and operational manuals for all equipment designated by Owner.
7.22 Construction Photographs. Contractor shall submit color construction photographs to Owner, Owner’s Lenders and the Architect with each month’s Application for Payment during the Work. Each month, such photographs shall consist of four (4) views of the building from ground-view points as directed by Owner or the Architect.
7.23 Statement of Unpaid Claims. Whenever requested by Owner, Contractor shall certify to Owner in writing (in a form satisfactory to Owner) the amounts then claimed by and/or due and owing from Contractor to any person(s) for labor and services performed and materials and supplies furnished relating to the Work, setting forth the names of the persons whose charges or claims for materials, supplies, labor, or services have been paid and whose charges or claims are unpaid or in dispute, and the amount due to or claimed by each respectively.

ARTICLE VIII
ARCHITECT
8.1 Architect’s Administration of the Contract.
8.1.1 The term Architect includes the Architect and the Architect’s authorized representatives. Architect shall act in its professional capacity as an advisor to Owner during the course of the Work.
8.1.2 Owner shall cause the Architect to provide Contractor with three (3) sets of Drawings and/or Specifications which have been approved for use during construction and all revisions thereto. It shall be Contractor’s responsibility to arrange and pay for as a Cost of the Work in accordance with Section 3.2 hereof, reproductions as may be needed by Contractor to perform its Work.
8.1.3 The Architect shall at all times have access to the Work wherever it is in preparation or being performed.
8.1.4 The Architect shall have authority to require additional inspection or testing of the Work, whether or not such Work is fabricated, installed or completed, by giving reasonable advance notice in writing to both Owner and Contractor. However, only Owner shall have authority to reject any Work which does not conform to the Contract Documents.
8.1.5 The Architect shall review and approve or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, for the limited purposes of checking for conformance with the Specifications and related design intent expressed in the Contract Documents. The Architect shall provide its response to all such submittals in a timely manner to avoid delays in the Work, and in any event not later than fourteen (14) calendar days after receipt thereof by Architect thereof.
ARTICLE IX
SUBCONTRACTORS AND VENDORS
9.1 Subcontractors and Vendors. Contractor shall be responsible for the performance of Subcontractors and Vendors of every tier to the same extent as if performed by Contractor on a direct basis, including coordination of those portions of the Work performed by Subcontractors and Vendors.

9.2 Consent To Use Proposed Subcontractors and Vendors.
9.2.1 To the extent practicable, Contractor shall propose a minimum of three (3) qualified lump-sum or cost of the work plus a fee bidders for each element of the Work to be performed by Subcontractors and Vendors (including those who are to furnish materials or equipment fabricated to a special design). Owner shall, within five (5) calendar days after receipt thereof, reply to Contractor stating whether or not Owner has a reasonable objection to any such proposed person or entity. Owner’s failure to reply in writing to Contractor’s proposed list within five (5) calendar days after the receipt thereof shall constitute Owner’s acceptance of such list. Owner’s consent with respect to any Subcontractor or Vendor pursuant to this Article 9 shall not in any way relieve the Contractor from its obligations to fully manage, administer and assure that the Subcontractor complies with the requirements of the Contract Documents, including all dates identified in the Project Schedule.
9.2.2 Contractor shall analyze all of the bids for each element of the Work and shall make a recommendation to the Owner as to which bid should be selected. Owner shall then make the selection with assistance from the Contractor. In the event the Subcontractor chosen by Owner is different than the Subcontractor recommended by Contractor, and the bid amount from the Subcontractor chosen by Owner exceeds the bid amount from the Subcontractor recommended by Contractor, such bid difference shall be cause for an increase in the Guaranteed Maximum Price provided that the bid recommended by Contractor was in full compliance with the requirements of the Contract Documents.
9.3 Form of Subcontracts and Purchase Orders. Contractor shall furnish Owner and Owner’s Lenders with a copy of Contractor’s proposed forms for use as subcontracts and purchase orders (which includes professional services agreements) for Owner’s review and approval prior to Contractor’s use thereof, and Contractor shall only enter into those subcontracts approved by Owner in writing, without material modification; provided, however, subcontracts and purchase orders which do not subject Contractor to liability in excess of $ 250,000 individually, and otherwise are in accordance with the Contract Documents, shall not require Owner’s prior written approval. Contractor shall furnish to Owner a copy of each subcontract and purchase order it enters into in connection with the Work within ten (10) calendar days after execution of such subcontract or purchase order. All subcontracts and purchase orders shall require all Subcontractors and Vendors to assume toward Contractor the same legal obligations and responsibilities which Contractor assumes toward Owner in this Contract, including requiring the indemnitee(s) provided in Article 14 hereof, except as specifically provided otherwise in the Contract Documents or waived by Owner in writing. All subcontracts and purchase orders shall require that the subcontract may not be assigned by Subcontractor but permit the assignment of the subcontract by Contractor to Owner or a third party designated by Owner, including Owner’s Lenders, as provided in Section 9.8 and Article 21 of this Agreement. All subcontract agreements and purchase orders shall conform to the requirements of the Contract Documents. All subcontracts and purchase orders shall also provide that any warranties contained or referenced therein shall run to the benefit of and be enforceable by Owner and Owner’s Lenders. Contractor shall not waive or fail to exercise any material or significant right or remedy under any subcontract or waive any material or significant default under any subcontract without Owner’s prior written approval.

9.4 Subcontractors and Vendors Designated By Owner. Contractor shall not be required to contract at its own risk with a Subcontractor or Vendor when Contractor has a reasonable objection, provided that the reason for such objection is identified to Owner in writing with five (5) calendar days of Owner’s designation objected to by Contractor.
9.5 Payments to Subcontractors from the Contractor. Contractor agrees to pay each Subcontractor and Vendor within five (5) days of receipt of each progress payment from Owner an amount equal to the percentage of completion allowed to the Contractor on account of the Work of such Subcontractor or Vendor but not more than amount set forth for such respective Subcontractor and Vendor in the applicable Application for Progress Payment, less the percentage retained and amounts withheld from payments to the Contractor. Contractor further agrees to require each Subcontractor to make similar payments to its Subcontractors and Vendors. The obligation of Contractor to pay Subcontractors and Vendors (and their obligation to pay their Subcontractors and Vendors) is an independent obligation from the obligation of Owner to make payment to Contractor. Owner shall have no obligation to pay or to see to the payment of any monies to any Subcontractor or Vendor.
9.6 Subcontractor and Vendor Replacements. Contractor shall not replace any Subcontractor or Vendor who has been approved by Owner, unless Owner gives prior written approval to the replacement.
9.7 Communications with Subcontractors and Vendors. In cooperation with, and upon notice to Contractor, Owner and Owner’s Lenders shall have the right at any time and from time to time to contact Contractor’s Subcontractors and Vendors to discuss the progress of their portion of the Work. Contractor shall have the right to be present at the time of any such direct communications, excepting only if Contractor is in default under the Contract or unreasonably refuses to attend meetings after Owner has given Contractor reasonable advance notice and opportunity to be present. Notwithstanding the exercise of any of Owner’s and Owner’s Lenders’ rights of direct communication in the subcontracting process or the process of managing subcontracts, Contractor shall be responsible and liable to Owner for all acts or omissions of Subcontractors and Vendors and their respective agents and employees and any other person performing any of the Work under an agreement with Contractor or any Subcontractor or Vendor.

9.8 Assignment. Contractor hereby assigns to Owner all its interest in all subcontract agreements and purchase orders now existing or hereafter entered into by Contractor for performance of any part of the Work, which assignment will be effective only upon acceptance by Owner in writing and only as to those subcontract agreements and purchase orders that Owner designates in said writing. Such assignment may not be withdrawn by Contractor prior to expiration of the Warranty Period, and Owner may accept said assignment at any time during the course of construction prior to expiration of the Warranty Period. Upon such acceptance by Owner: (a) Contractor shall promptly furnish to Owner the originals or copies of the designated subcontract agreements and purchase orders, and (b) Owner shall only be required to compensate the designated Subcontractor(s) or Vendor(s) for compensation accruing to same for Work done or materials delivered from and after the date as of which Owner accepts assignment of the subcontract agreement(s) or purchase order(s) in writing. All sums due and owing by Contractor to the designated Subcontractor(s) or Vendor(s) for Work performed or material supplied prior to the date as of which Owner accepts in writing the subcontract agreement(s) or purchase order(s), and all other obligations of Contractor accruing prior to Owner’s written acceptance of such assignment, shall constitute a debt and an obligation solely between such Subcontractor(s) or Vendor(s) and Contractor, and Owner shall have no liability with respect such sums or any other obligations of Contractor. It is further agreed that all subcontract agreements and purchase orders shall provide that they are freely assignable by Contractor to Owner and Owner’s assigns (including Owner’s Lenders) under the terms and conditions stated in this Section and that all such Subcontractors and Vendors shall continue to perform their Work for Owner (or Owner’s Lenders as the case are) pursuant to the terms of the respective subcontract or purchase order. Owner agrees not to accept such assignment solely for the purpose of intentionally causing Contractor harm and in bad faith.
ARTICLE X
WARRANTY OBLIGATIONS
10.1 Contractor’s Warranty. Contractor guarantees and warrants to Owner that (a) the Work, whether performed by Contractor’s own personnel or by any Subcontractors or Vendors, shall be first class in quality, free from all defects whatsoever (including, without limitation, patent, latent or developed defects or inherent vice (except inherent vice or developed defects resulting solely due to material specified by the Contract Documents unless Contractor knows or should reasonably have known through the exercise of their obligations and due care that such specified items are subject to inherent vice or developed defects), and in strict conformance with the Contract Documents, the highest standard for construction practices and quality applicable to first class projects associated with luxury resorts, and (b) all materials, appliances, mechanical devices, equipment and supplies incorporated into the Work shall be new and of such quality to strictly meet or exceed the Specifications and requirements of the Contract Documents. If requested by Owner at any time and from time to time, Contractor will furnish satisfactory evidence to Owner as to the kind and quality of materials, appliances, mechanical devices, equipment and supplies. All Work not conforming to the requirements of this Section (including, without limitation, substitutions or deviations not properly approved and authorized by Owner in writing), shall be considered defective.

10.2 Contractor’s Warranty Period. While Contractor, Subcontractors and Vendors shall be responsible for strict compliance with the requirements of Section 10.1 above throughout the course of the Work, the “Warranty Period” shall commence upon the issuance of a Certificate of Substantial Completion for the Work as a whole pursuant to Section 12.1 of this Agreement and shall extend for a period of twelve (12) months from the date of issuance of such Certificate or for such longer period as set forth in an applicable manufacturer’s warranty or as may be required by applicable Laws. Nothing contained in this Article 10 shall be construed to establish a period of limitation with respect to other obligations which Contractor might have under the Contract Documents or under applicable law, in equity or otherwise, or reduce the period of any other similar warranty or guaranty that may apply at law or otherwise to the Work.
10.3 Compliance with Contract Documents. Upon receipt of Owner’s written notice at any time during the course of the Work or during the Warranty Period, and during any longer period of time as are prescribed by any applicable Laws or other applicable terms, Contractor (at no cost to Owner) shall at Contractor’s sole cost promptly perform all corrective services (including, without limitation, furnishing all labor, materials, equipment and other services at the Site and elsewhere) to Owner’s satisfaction as may be necessary to remedy any defective workmanship or omissions in the Contractor’s Work, including without limitation, promptly correct or replace any Work rejected by Owner or which is incomplete, defective or fails to conform to the Contract Documents, whether observed before or after Final Completion of the Work and whether or not fabricated, installed, or completed. Contractor’s compliance with its obligations as stated in this Article 10, and Owner’s acceptance of such corrective services, shall at all times be determined by ascertaining whether Contractor has achieved strict compliance to Owner’s reasonable satisfaction with both the written and inferable requirements contained in the Contract Documents.
10.4 Warranty Costs. All costs incurred by Contractor in fulfilling Contractor’s remedial warranty obligations as set forth on this Article 10 shall be Non-Allowable Costs of the Work and shall be solely Contractor’s responsibility which Contractor shall pay, including, without limitation, additional testing and inspections and compensation for the services of any professional or consultant made necessary thereby. Contractor shall also, as part of Contractor’s warranty and guarantee at Contractor’s own expense, repair or replace any other damaged components, material, finishes, furnishings and other Work or portions of the Project or other property damaged, affected or otherwise made necessary by or resulting from such defective, non-conforming or incomplete Work, to return the same to their original condition. In addition, and notwithstanding anything to the contrary in this Agreement, if within one (1) year after Substantial Completion any portion of the Work (including, without limitation, any roof and any walls) is not watertight and leak proof at every point and in every area (except where leaks can be attributed to damage to the Work proximately caused by extraordinary, external forces beyond Contractor’s control and which Contractor could not reasonably have anticipated), Contractor shall, immediately upon notification by Owner of water penetration, determine the source of water penetration and, at Contractor’s own expense, do any work necessary to make the Work watertight.

10.5 Timeliness of Corrective Services. Contractor shall use all best efforts to fully perform all warranty and corrective services to Owner’s satisfaction within five (5) calendar days of the receipt of Owner’s written notice of defective workmanship. If the corrective services require more than five (5) calendar days for completion, Contractor shall submit, within five (5) calendar days of receipt of Owner’s written notice, a comprehensive written proposal itemizing all corrective actions necessary which Contractor is prepared to and shall immediately undertake and diligently pursue to enable the Work to achieve strict compliance with the Contract Documents, including the latest Drawings and Specifications. In performing such corrective Work, Contractor shall perform its Work so as to cause the least inconvenience and disruption to Owner’s business which may require performance of Work at hours when Owner’s business is least active. Contractor shall not be entitled to the extra costs, if any, incurred in connection with performing corrective Work at non-business hours. Additionally, the provisions of Section 7.6 and 7.7 of this Agreement relating to cooperation with Owner, access, avoidance of disruption and related matters as set forth therein shall also apply to the performance of any warranty related work.
10.6 Warranty Survival. Contractor’s warranty obligations set forth in this Article 10 shall apply to Work done by Subcontractors or Vendors, as well as to Work done by direct employees of Contractor, and such provisions shall survive acceptance of the Work and survive any termination of the Contract and Contractor shall be responsible to fully indemnify and hold Owner harmless from any and all liens, claims, lawsuits, costs and expenses which may arise out of the failure of the Contractor to fulfill its warranty obligations pursuant to this Contract.
10.7 Owner’s Right to Correct. In the event Contractor fails to timely correct incomplete, nonconforming or defective Work following Owner’s written notice described in Section 10.5 above, Owner shall have the right to correct or arrange for the correction of any defects or omissions in the Work at the Contractor’s sole cost and expense and not as Costs of the Work. Contractor shall bear all costs incurred by Owner in correcting such defective Work, including, but not limited to, additional costs for redesigns by the Architect and other design consultants, replacement contractors, materials, equipment and all services provided by Owner’s personnel. Owner shall be entitled to withhold and offset all costs incurred during any such corrective work against any funds which are otherwise due or which may become payable to the Contractor. If payments then or thereafter due Contractor are not sufficient to cover such amount, Contractor shall immediately upon demand pay the difference to Owner.

10.8 Owner’s Right to Supplement Work of Contractor. If the Contractor violates or breaches any of the terms, conditions or covenants of the Contract, then Owner may, without prejudice to any other remedy it may have and following the expiration of any applicable cure periods, provide such reasonable labor and materials as are reasonably necessary to remedy such deficiency including the right to hire another contractor to supplement the Work of the Contractor and deduct all costs thereof from any money due or thereafter becoming due to the Contractor and reduce the Guaranteed Maximum Price by all such amounts.
10.9 Acceptance of Non-Conforming Work. Owner may, in its sole discretion, elect to accept a part of the Work which is not in accordance with the requirements of the Contract Documents. In such case, the Guaranteed Maximum Price shall be reduced as appropriate and equitable. Owner’s acceptance of any non-conforming Work shall not waive or otherwise affect Owner’s right to demand that Contractor correct any other defects or areas of non-conforming Work.
10.10 Warranty Exclusions. Contractor’s warranty obligations shall not apply to defects caused by ordinary wear and tear, insufficient maintenance or improper operation or use by Owner.
10.11 Written Guaranty. All guarantees and warranties specified in the Contract, including Contractor’s general warranty in this Article 10, shall be executed in writing by Contractor and each Subcontractor on their respective letterhead, signed jointly by Contractor and Subcontractor, and furnished to Owner upon commencement of the respective term of each such guarantee and warranty and as a condition to Final Payment. Owner shall, in addition to the guarantee and warranty provided in this Article 10, also have the benefit of, and Contractor shall assign to Owner in form and substance satisfactory to Owner, all warranties, service life policies, indemnitee(s) and guarantees with respect to any and all materials, appliances, mechanical devices, supplies and equipment incorporated into the Work and given by the manufacturer, retailer, or other supplier, which shall be supplied and assigned to Owner promptly after such is received by or becomes available to Contractor and as a condition to Final Payment. Further, at Owner’s request, Contractor shall assist Owner in enforcing all such warranties, guarantees, policies and indemnitee(s).

ARTICLE XI
SCHEDULING, DELAYS AND ACCELERATION
11.1 Owner’s Right to Modify. Notwithstanding the Project Schedule, Owner has the right to modify or otherwise change the sequence of the Work and Contractor shall comply therewith and adjust schedules accordingly. If Contractor believes such modification or change causes a delay or acceleration in the completion of the Work, Contractor shall provide written notice to Owner in accordance with Sections 11.6 and/or 11.8 below. Any such modifications or changes in sequence applies only to scheduling and shall not be construed to mean a change in the method or means employed by Contractor for the execution of the Work.
11.2 Project Schedule. Contractor has furnished a detailed “Project Schedule” describing the activities to be accomplished and their dependency relationships. The Project Schedule includes an agreed upon Design and Permit Schedule setting forth time periods for Owner to provide Drawings and Major Permits to Contractors, and an agreed upon construction schedule setting forth Interim Milestone Dates for Contractor to achieve certain construction completion milestones. Contractor’s and Owner’s performance will be measured against the Project Schedule. The Project Schedule (and any revisions thereto) shall be updated and revised at appropriate intervals as required by Owner or the current and projected conditions of the Work and Project, shall designate those items on the critical path of the Work, shall be related to the entire Project to the extent required by the Contract Documents, shall indicate dates necessary to vacate various work areas, and shall provide for expeditious and practicable execution of the Work. The Project Schedule and all subsequent updates and revisions shall be printed in a tabular bar chart format. Contractor shall provide Owner with a diskette containing an electronic copy of the Project Schedule as submitted, including all logic diagram formats.
11.3 Schedule Updates. Contractor shall submit a “Schedule Update” along with each monthly Application For Progress Payment for comparison to the Project Schedule. The First Schedule Update shall be dated and identified as “Schedule Update No. 1” and shall identify the then current status of all major Work activities identified in the Project Schedule. All Schedule Updates shall include a comprehensive narrative setting forth (i) actual activity completion dates, (ii) the effect on the Project Schedule of any delays in any activities in progress and/or the impact of known or suspected delays which are expected to affect future Work, (iii) the effect of Contract Modifications on the Project Schedule, (iv) all actual and potential variances between latest Schedule Update and probable actual completion dates; (v) all Work activities not started or completed in accordance with the Project Schedule, and (vi) recommends specific Recovery Plans to Owner which may be necessary to achieve the Contract Time and/or relevant Interim Milestone Dates. All subsequent revisions shall be dated and numbered sequentially. In addition, each Schedule Update shall be clearly labeled to state the effective date of the current status information contained therein. Contractor’s failure to provide Schedule Updates as required in this Section 11.3, or as otherwise mutually agreed in writing, shall be a material breach of this Contract.

11.4 Force Majeure Delay. All delays due to fire, labor disputes affecting the general Baton Rouge, Louisiana area and not limited to the Project (and not a jurisdictional dispute), adverse weather conditions not reasonably anticipatable, unavoidable casualties or other causes which, based on Contractor’s extensive experience in constructing projects of similar scope and complexity in the same location and Contractor’s representations contained in the Contract Documents, are unforeseeable and beyond the Contractor’s reasonable control shall be a “Force Majeure Delay.” Owner shall be excused from performance of its obligations to the extent of any Force Majeure events affecting Owner, but solely to the extent the failure to perform such obligations by Owner is attributable to that Force Majeure event.
11.5 Owner Delay. Any delays in Contractor’s Work that are caused in whole or in part by Owner, its agents, consultants or separate contractors, and are not the fault of Contractor or any Subcontractor or any party for which either is responsible or liable at law or under the Contract Documents, shall be an “Owner Delay.”
11.6 Extensions of Time and Guaranteed Maximum Price Increases for Delay.
11.6.1 To the extent the Contractor or any Subcontractor is delayed at any time in the progress of the Work by an Owner Delay, Force Majeure Delay, or by other causes which Owner and Contractor agree may justify delay, then the Contract Time shall be reasonably extended by Change Order, and the Guaranteed Maximum Price increased, if at all, in accordance with the procedures described this Section 11.6 and in Article 18 below.
11.6.2 Notwithstanding any other provision of the Contract Documents, any item that cannot be demonstrated as being on or affecting the critical path of the Work shall not result in an extension of time to perform the Work or an increase in the Guaranteed Maximum Price in the event such item is delayed. Further, to the extent any Owner Delay or Force Majeure Delay could have been prevented or reduced if Contractor had, consistent with the terms of the Contract Documents, performed its duties and responsibilities under the Contract Documents, such delay will not entitle Contractor to an extension of the Contract Time (except for that portion, if any, of such Owner Delay or Force Majeure Delay which could not have been reduced consistent with the foregoing and subject to the other requirements of the Contract Documents, including this Section 11.6) or increase in the Guaranteed Maximum Price.

11.6.3 Extensions of the Contract Time for the Work or an increase in the Guaranteed Maximum Price will be authorized by Owner only if (a) Contractor has been necessarily delayed in meeting such Guaranteed Date of Substantial Completion by a cause which constitutes an Owner Delay or Force Majeure Delay, or a change to the Work initiated by the Owner; (b) the completion of the Work by the applicable interim Milestone Date or the total Work by the Guaranteed Date of Substantial Completion is actually and necessarily delayed by such cause; (c) the effect of such cause cannot be avoided or mitigated by the exercise of all reasonable precautions, efforts and measures, including planning, scheduling and rescheduling, whether before or after the occurrence of the cause of delay, and (d) Contractor has met any notice requirements set forth in the Contract Documents for it to be entitled to any extension of time or increased costs. All extensions of time and/or increases in the Guaranteed Maximum Price to which Contractor is entitled hereunder will be acknowledged by Change Order.
11.6.4 The period of any extension of time for delay shall be only that which is necessary to make up the time actually lost for a Work item or items identifiable on the Project Schedule as being on or affecting the critical path at the time in which the delay occurs.
11.6.5 The amount of increase, if any, in the Guaranteed Maximum Price due to a delay shall be equal to the additional cost actually, reasonably and necessarily incurred by Contractor in Cost of the Work items (a) as a result of continuing to maintain dedicated personnel, materials and equipment at the Site at Owner’s request during such delay and (b) other reasonable and unavoidable Costs of the Work, if any, which are directly related to any subsequent re-mobilization of the delayed Work caused solely by such delay, but (as to both of the foregoing (a) and (b)), only if and to the extent such delay exceeds a period of thirty (30) consecutive days following commencement of the Work, and to the extent such actions are necessary, if at all, to be performed by Contractor to maintain the extended Contract Time and Project Schedule after taking into account any extension of time as provided for in this Section 11.6.
11.6.6 Contractor shall not be entitled to receive a separate extension of time or an increase in the Guaranteed Maximum Price for each of several causes of delay operating concurrently but only for the actual period of delay in completion of the Work irrespective of the number of causes contributing to produce such delay. If one of several causes of delay operating concurrently results from any act, fault or omission of Contractor or Subcontractor or for which Contractor or Subcontractor is responsible, and would of itself, irrespective of the concurrent causes, have delayed the Work, no extension of time or an increase in the Guaranteed Maximum Price will be allowed for the period of delay resulting from such act, fault or omission. Further all such extensions and increases shall be netted out with any reductions in Contract Time or Guaranteed Maximum Price, before implementing any such extension or increase.

11.6.7 As a condition precedent to the granting of an extension of time or an increase in the Guaranteed Maximum Price, Contractor shall give written notice to Owner within ten (10) calendar days after the time when Contractor knows of any cause which might result in delay, for which it may claim an extension of time or an increase in the Guaranteed Maximum Price, including those causes of which Owner has knowledge, specifically stating in such notice that an extension or an increase in the Guaranteed Maximum Price is or may be claimed, and identifying such cause and describing, as fully as practicable, at that time, the nature and expected duration of the delay and its effect on the completion of that part of the Work identified in the notice. Contractor shall not be entitled to an extension of time or an increase in the Guaranteed Maximum Price to the extent such would not be necessary, but for Contractor’s failure to strictly comply with this Section 11.6.
11.6.8 Since the possible necessity for an extension of time or an increase in the Guaranteed Maximum Price may materially alter the scheduling plans, and other actions of Owner and since, with sufficient notice, Owner may, if it should so elect, attempt to mitigate the effect of a delay for which an extension of time or an increase in the Guaranteed Maximum Price might be claimed, the giving of written notice as required above is of the essence of Contractor’s obligations hereunder and failure of Contractor to give written notice as required above shall be a conclusive waiver of an extension of time and/or an increase in the Guaranteed Maximum Price for the cause of delay in question.
11.6.9 It shall in all cases be presumed that no extension, or further extension, of time and no increase in the Guaranteed Maximum Price is due unless Contractor shall affirmatively demonstrate the extent thereof to the reasonable satisfaction of Owner. Contractor shall maintain adequate records supporting any claim for an extension of time or increase in the Guaranteed Maximum Price.
11.7 Limitations. Contractor agrees for itself and for its Subcontractors, and will cause each Subcontractor to agree, that it will make no claim or claims against the Site, Project, Owner (or any party affiliated or associated with Owner or any assets of Owner), or Owner’s Lenders for damages or losses incurred as a result of or arising out of delays in the Work, including but not limited to any Owner Delay or Force Majeure Delay. Any such delay in the Work, if claimed by or through Contractor, solely and completely will be compensated and balanced by (a) an extension of the Contract Time, and (b) an increase in the Guaranteed Maximum Price, strictly in accordance with Section 11.6 above, and such extension and increase shall be the sole and exclusive remedy for Contractor and all Subcontractors and Vendors for all delays. Contractor and each Subcontractor who performs any portion of the Work agree to accept such extensions at no additional cost (except as provided in this Section) to Owner, and waive and relinquish any right to payments of any kind for any delays. Further, the limitations in Section 17.4 hereof shall also apply to any delay.

11.8 Recovery Plans. The Guaranteed Maximum Price is based on Contractor working as many hours as necessary to properly perform the Work and achieve the Project Schedule requirements. In the event it is necessary for Contractor or any Subcontractor to work additional overtime in order to maintain the Project Schedule, Contractor shall be responsible for all costs relating to such overtime, though Contractor shall have the right to use the Construction Contingency in accordance with Section 3.1.5 hereof. “Recovery Plan” means a detailed narrative explanation clearly stating the scope and extent of any and all resource loading, activity re-sequencing and other acceleration activities required for all affected elements of the Work to enable Contractor to either: (a) complete the respective Interim Milestones by the respective Interim Milestone Dates; or (b) obtain Substantial Completion of the Work in its entirety within the Contract Time.
11.8.1 If Owner determines at any time based on reasonable evidence that Contractor is behind schedule or is otherwise in jeopardy of failing to complete any Interim Milestone by the applicable Interim Milestone Date or the Work within the Contract Time, Owner shall issue a written notice to Contractor identifying areas of concern and requiring that Contractor provide a Recovery Plan to Owner.
11.8.2 Upon receipt of Owner’s notice, Contractor shall immediately undertake all available steps to overcome or mitigate against the adverse effects of all delays identified by Owner. Contractor’s failure to undertake all available steps to mitigate the effects of such delays shall constitute a waiver of Contractor’s right to claim relief for any schedule extensions and/or additional compensation to the extent that Contractor’s failure to act timely contributed to such delays.
11.8.3 Contractor shall, within seven (7) calendar days after receipt of Owner’s notice, provide its Recovery Plan to Owner notwithstanding whether or not Contractor disputes responsibility for the cause(s) of such delays.
11.8.4 Within seven (7) calendar days after submission of the Recovery Plan by Contractor, Owner shall advise Contractor in writing whether or not to proceed with the Recovery Plan as submitted, or in accordance with reasonable revisions thereto established by Owner. Any such notice to proceed shall be by a Construction Change Directive. As part of such notice, Owner shall have the right to require Contractor to work its own construction crews and Subcontractors and other personnel overtime, and to direct Contractor to take all other necessary action, including, without limitation, increasing the number of personnel and implementing double shifts, all at no increase to the Guaranteed Maximum Price. Such overtime work and other actions shall continue until such time as the Work has progressed so that it complies with the stage of completion required by the then most recently Owner approved Project Schedule. Additional costs incurred due to such overtime work and other actions shall not result in any adjustment in the Guaranteed Maximum Price.

11.8.5 Contractor’s failure after written notice to provide a Recovery Plan within the time requirements and to the extent required in this Section 11.8, or to immediately implement a Recovery Plan upon receipt of a Construction Change Directive to do so, shall be material breaches of this Contract.
11.9 Accelerations for Owner’s Convenience.
11.9.1 In the event Owner desires to accelerate the Project Schedule for reasons other than delays caused by or attributable to the Contractor, Owner shall so notify Contractor in writing.
11.9.2 Upon receipt of such written instruction, Contractor shall require its personnel and its Subcontractors and Vendors to work such overtime hours and/or to increase their respective work forces as are reasonably necessary to meet Owner’s acceleration goals.
11.9.3 In the event such an acceleration is ordered by Owner, Contractor shall be entitled to an adjustment in the Guaranteed Maximum Price determined in accordance with Article 18 of this Agreement.
11.10 Schedule Coordination.
11.10.1 Contractor shall schedule and coordinate the performance of the Work by Contractor’s personnel, and Subcontractors and Vendors of any tier, in a manner that will enable Contractor to achieve Interim Milestones by the respective Interim Milestone Dates and completion within the Contract Time. Contractor acknowledges that at least a portion of the Work will be performed under joint occupancy conditions at the Site.
11.10.2 Contractor shall cooperate with Owner and Owner’s other contractors so that both the Contractor’s Work and the work of others will progress smoothly with a minimum of disruptions and interference to any party.
11.10.3 Contractor shall schedule its Work and Project delivery of materials to comply with all reasonable requests and suggestions of Owner in order to maintain the Project Schedule within the limitations of all existing Site conditions and business operations of Owner.

11.10.4 Contractor shall use all best efforts to not utilize any labor, materials or means whose employment or utilization during the course of this Contract may tend to or in any way cause or result in strikes, work stoppages, delays, suspension of Work or similar trouble by workman employed by its Subcontractors, or by any of the trades working in or about the Project and Site where Work is being performed under this Contract, or by other contractors or their subcontractors pursuant to other contracts, or on any other project and project site or premises owned or operated by Owner. Any violation by Contractor of this requirement may be considered as proper and sufficient cause for declaring Contractor to be in default, and for Owner to take action against Contractor as set forth in the Contract Documents.
11.10.5 In case of disagreements or disputes regarding the schedule of Work by other contractors or unnecessary interference to the Work caused by lack of cooperation between other contractors and Contractor, Contractor shall fully cooperate to resolve any disputes with or between other contractors. In case of disagreements or disputes between two or more contractors, Owner shall be consulted and Owner’s decisions as to proper methods for coordinating the Work shall be final.
11.11 Flow-Down Provisions.
11.11.1 Contractor shall include the requirements of this Article 11 in all of its subcontracts and purchase orders and shall use its best efforts to require Subcontractors and Vendors to include the same provisions in all sub-tier subcontracts and sub-tier purchase orders.
11.11.2 Contractor shall be responsible to fully indemnify and hold Owner harmless from any and all liens, claims, lawsuits, costs and expenses, including attorneys’ fees, which may arise out of either the failure of the Contractor to fulfill its obligations pursuant to this Article 11 and/or the Contractor’s failure to enforce the flow-down provisions as stated above.
11.12 Partial Occupancy or Use. Owner may occupy or use any completed or partially completed portion of the Work at any stage, including opening portions of the Project to the public. Notwithstanding any other provision of the Contract, any such partial occupancy or use shall not: (a) constitute final acceptance of any Work, or (b) relieve Contractor of responsibility for loss or damage because of or arising out of defects in, or malfunctioning of, any Work, material, or equipment, or from any other unfulfilled obligations or responsibilities under the Contract Documents; provided, however, Contractor shall not be liable for ordinary wear and tear resulting from such partial occupancy and use by Owner. Contractor shall cooperate fully with Owner, as Owner may request, in all aspects of Owner’s partial use and occupancy of the Work and Project, including, without limitation, scheduling, allocation of utilities, access and storage, and all other arrangements. Unless and until Owner issues a Certificate of Substantial Completion pursuant to Section 12.1 below for such portion of the Work partially occupied or used by Owner, Owner shall not be obligated to pay (but may in its sole discretion elect to pay) Contractor Retainage relating to such portion of the Work at that time partially used or occupied by Owner.

11.13 Other. Subject to Owner making payment to Contractor of all amounts then due and owing to Contractor under and subject to the Contract Documents, Contractor agrees to prosecute the Work and to require all trade contractors to prosecute the Work in a timely and proper method and manner so as to meet the dates reflected on the Project Schedule, including the Guaranteed Date of Substantial Completion.
ARTICLE XII
SUBSTANTIAL AND FINAL COMPLETION
12.1 Substantial Completion Procedures and Requirements.
12.1.1 Notice of Substantial Completion. “Substantial Completion” means the stage in the progress of the Work when (a) the Work in its entirety, or a designated portion thereof which Owner agrees to accept separately, is sufficiently complete in accordance with the Contract Documents and all applicable Laws to enable Owner to fully occupy and utilize the Work, or such designated portion thereof which are requested in writing by Owner, for all of its intended purposes and all aspects of such Work and the Project can be open to the general public; (b) all Project systems included in the Work (including, without limitation, all life safety systems) are operational and functioning as designed and scheduled; (c) all instruction of Owner’s personnel in the operation of the Project systems has been completed; (d) all final finishes within the Contract are in place; (e) the Work is otherwise satisfactory to Owner in accordance with the Contract Documents; and (f) no liens, claims or encumbrances have been filed or are outstanding with respect to the Work. In general, the only remaining Work shall be minor in nature, so that Owner could occupy the building(s) comprising the Project and fully utilize such building(s) on that date, and all elements are fully functionable and operable as provided in the Contract, and the Final Completion of the Work by Contractor would not materially interfere with, disrupt or hamper Owner’s use, occupancy or enjoyment of the Project, including the intended normal business operations of the Project, or detract from the aesthetic appearance of the Project. Contractor shall request an inspection for purposes of Substantial Completion in writing when the Contractor considers that the Work in its entirety, or a designated portion thereof which Owner has previously agreed in writing to accept separately, is substantially complete in accordance with all requirements in the Contract Documents.

12.1.2 Procedures for Substantial Completion. Procedures to be utilized to determine Substantial Completion of the Work in its entirety, or a designated portion thereof, shall be as follows:
12.1.2.1 Either party may initiate procedures for Substantial Completion of the Work in its entirety or a designated portion thereof, but Owner shall not be required to make a determination and accept partial Substantial Completion unless: (a) specific areas or phases of the Work are designated for partial Substantial Completion by Owner; or (b) Owner assumes physical possession of a portion of the Work solely for purposes of Owner’s full use and occupancy. The use or occupancy of a portion of the Work by Owner or its other contractors to inspect and/or correct defective workmanship pursuant to Article 10 of this Agreement or install FF&E or other work shall not be considered as use and occupancy.
12.1.2.2 Unless waived by Owner in writing, Substantial Completion of either the Work in its entirety or a designated portion thereof shall not occur earlier than the date of all designated or required governmental certificates of occupancy and other permits, inspections and certifications for the Project or such portion thereof as the case may be, have been achieved and issued to Owner by the relevant governmental authority, and posted for the Project or such portion thereof, by the relevant governmental authority (provided that a temporary certificate of occupancy (“TCO”) rather than a permanent certificate of occupancy may have been achieved and issued to Owner, and posted, so long as the obtaining of a temporary, rather than a permanent, certificate of occupancy does not prevent any aspect of the Project from being open to the general public).
12.1.2.3 If Owner or Owner’s Lenders disagree that Substantial Completion has been achieved, Owner shall provide the Contractor with an advisory opinion of the items which should be completed or corrected for purposes of Substantial Completion. Owner’s failure to advise Contractor of any items specified in the Contract Documents shall not alter the Contractor’s responsibility to complete all Work necessary for Substantial Completion in accordance with the Contract Documents.
12.1.2.4 Upon receipt of Owner’s advisory opinion, Contractor shall complete and/or correct all listed items. Contractor shall then submit its request to Owner for another inspection to determine Substantial Completion. Such subsequent inspection or re-inspections to determine if the Work is acceptable for purposes of Substantial Completion shall be made jointly by Owner and Contractor.

12.1.2.5 Prior to the issuance of a Certificate of Substantial Completion by Owner, the parties shall develop a final punch list which must be completed prior to Final Completion. The final punch list shall include the Contractor’s Punch List Items and other incomplete or missing items which Owner elected in its discretion to waive for purposes of Substantial Completion.
12.1.2.6 Immediately prior to the issuance of a Certificate of Substantial Completion, Owner and Contractor shall jointly inspect and document the condition of the Work, or designated portion thereof, at the time of Owner’s initial possession to determine and record its condition. Such inspection and acceptance by Owner shall not, however, alter the Contractor’s responsibility to complete all Work necessary for Final Completion in accordance with the Contract Documents, including items discovered by Owner after Substantial Completion.
12.1.2.7 Owner shall have the final decision as to whether or not Contractor has achieved Substantial Completion. When Owner determines that the Work in its entirety, or a designated portion thereof, is substantially complete and a TCO has been obtained therefor, Owner shall prepare and issue a “Certificate of Substantial Completion,” which shall certify the date of Substantial Completion.
12.1.3 Limitations. Notwithstanding any provisions in the Contract Documents which may indicate otherwise, Owner’s acceptance of partial Substantial Completion and the possession, use and occupancy of any portion of the Work prior to Substantial Completion of the Work in its entirety, shall not in any manner constitute a waiver by Owner of any of the provisions or requirements of the Contract Documents, including, but not limited to, Contractor’s warranty obligations set forth in Article 10 of this Agreement and Contractor’s obligations to achieve the Contract Time set forth in Article 4 of this Agreement.
12.1.4 Notice of Substantial Completion. When Owner determines that the Work in its entirety, or a designated portion thereof, is substantially complete and Owner issues a “Certificate of Substantial Completion” to Contractor with respect thereto, Owner shall also prepare and record in the mortgage records of the Clerk of Court and Ex-Officio Recorder for the Parish of East Baton Rouge a Notice of Termination or Substantial Completion that complies with the requirements of the Louisiana Private Works Act, La. R.S. 9:4801 et seq., including La. R.S. 9:4822(E).

12.2 Final Completion Procedures and Requirements.
12.2.1 Contractor’s Notice of Final Completion. “Final Completion” means that stage in the progress of the Work when Owner and Owner’s Lenders determine that the Work has been properly completed and equipped by Contractor in accordance with the Contract Documents, including (a) completion of all punch list items (including Contractor’s Punch List Items), (b) the submittal to Owner of all documentation as described in the Contract Documents, (c) completion in compliance with all applicable Laws, and (d) all obligations of Contractor under the Contract Documents (except for those obligations which are intended to be satisfied after Final Completion) are fully satisfied, and the Work is otherwise satisfactory to Owner and Owner’s Lenders. When Contractor considers that the Work is finally complete, Contractor shall so notify Owner in writing requesting a Certificate of Final Completion. Such notice shall be accompanied by, and it shall be a condition to Final Payment and Final Completion that Contractor deliver to Owner, the following:
12.2.1.1 An affidavit that all payrolls (including all union dues, health, welfare, pension plan and other labor associated contributions), invoices for all labor, materials and equipment and all other indebtedness connected with the Work for which Owner or its property might in any way be responsible, and for which Owner has paid the Contractor, have been paid or otherwise satisfied.
12.2.1.2 Unconditional Final Lien Waivers from Contractor and all Subcontractors and Vendors and all other persons providing any services, labor or materials in relation to the Work, in the form of Exhibit M attached hereto, including certified copies of waivers of all liens filed during the course of the Work and not previously provided to Owner, and no liens, claims or other encumbrances have been filed or are outstanding with respect to the whole or any part of or interest in either the Site or the Work.
12.2.1.3 All final occupancy certificates obtained from any government authority and all other required approvals and acceptances as necessary or required for the full use and occupancy of all aspects of the Project by any city, county and state authorities having jurisdiction and not previously provided to Owner;
12.2.1.4 All written guarantees and warranties under the Contract for Contractor and Subcontractors and Vendors, all required operation and maintenance manuals for major equipment required under the Contract all in form and substance satisfactory to Owner; and assignment documentation assigning to Owner in form and substance satisfactory to Owner any remaining warranties and guarantees pertaining to the Work and not previously provided and assigned to Owner, and Contractor agrees to assist Owner in the prosecution and enforcement of all such assigned warranties and guarantees.

12.2.1.5 An affidavit certifying that Contractor has timely paid all federal, state and local taxes due arising out of the Work in a form satisfactory to Owner.
12.2.1.6 An affidavit certifying that Contractor shall maintain completed operations insurance in amounts required by the Contract Documents for a period of two (2) years after Final Completion and a certificate of the insurer evidencing that insurance required by the Contract Documents to remain in force after Final Payment is currently in effect and will not be cancelled or allowed to expire until at least 60 days’ prior written notice has been given to Owner.
12.2.1.7 All operating, maintenance, servicing and cleaning manuals and instructions, spare parts, maintenance stocks and spare materials provided by Subcontractors and Vendors and/or reasonably required by Owner for beneficial use of the Work for its intended purpose, and if requested by Owner adequate verbal instructions in the operation of mechanical, electrical, plumbing and other systems.
12.2.1.8 A complete and accurate set of as-built Drawings pursuant to Section 7.14 of this Agreement, which clearly delineate any changes made to the latest approved Drawings and Specifications.
12.2.1.9 An accounting of the credits due Owner for the value of any excess items paid for by Owner and a complete detailed statement of the Cost of the Work showing, without limitation, all expenditures for which state or federal tax credits or deductions may be allowed.
12.2.1.10 Any documents, instruments, releases, affidavits, certificates and indemnitee(s) reasonably required in order to permit Owner and Owner’s Lenders to secure endorsements in form and content satisfactory to them to their respective policies of title insurance for the Site, including without limitation that no mechanics or materialmen’s liens appear of record, that all Lender Liens are of first priority (including prior to any unrecorded liens or other lien rights), and that there are no encroachments or violations of any recorded covenants, conditions or restrictions affecting the Site.
12.2.1.11 Such documents and other items so that Owner will receive and Owner does receive a release and complete refund without deduction or offset of all security, bonds and/or cash amounts provided by or on behalf of Owner and held by or for the benefit of any administrative or governmental agency.

12.2.1.12 If required by Owner or Owner’s Lenders, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract or the Work which may then or in the future affect the Project or Site, and to the extent and in such form as may reasonably be designated by Owner or Owner’s Lenders (if a Subcontractor or Vendor refuses to furnish a release or waiver required by Owner, Contractor shall within such time as set forth in Section 7.19 hereof furnish a bond satisfactory to Owner to indemnify Owner against such lien and cause it to be paid and released; if such lien remains unsatisfied after payments are made, Contractor shall immediately refund to Owner and indemnify Owner against all money that Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys’ fees).
12.2.1.13 Owner and Owner’s Lenders shall have received (at Owner’s expense) an updated survey of the Site showing the Work “as built.”
12.2.1.14 Master, submaster and special keys with keying schedule.
12.2.1.15 Consent of any surety to Final Payment.
12.2.1.16 An OCIP audit to Owner’s reasonable satisfaction.
12.2.1.17 Such other certificates, instruments and affidavits relating to the Work as Owner or Owner’s Lenders may reasonably require.
12.2.1.18 A clear Lien and Privilege Certificate issued by the Clerk of Court and Ex-Officio Recorder of Mortgages for the Parish of East Baton Rouge with an effective date no earlier than 31 days after the date of filing of the Notice of Termination or Substantial Completion described in Section 12.1.4 of this Agreement and which certificate shall indicate that there are no outstanding liens then filed against the Site arising out of the Work.

12.2.2 Owner’s Inspection For Final Completion. Upon receipt of Contractor’s request for a Certificate of Final Completion and all submittals that comply with Subsection 12.2.1 immediately above, Owner shall promptly make appropriate evaluations and inspections as follows:
12.2.2.1 If Owner considers that the Work is fully completed in accordance with the Contract Documents, Owner shall promptly so advise Contractor.
12.2.2.2 In the event that Owner or Owner’s Lenders does not agree that Final Completion has been achieved, Owner shall promptly so advise the Contractor in writing of the remaining items to be completed for purposes of Final Completion.
12.2.2.3 After Contractor satisfies all remaining items necessary for Final Completion, Contractor may submit a further written notice to Owner stating that the Work is ready for re-inspection. All re-inspections to determine if the Work is acceptable for purposes of Final Completion shall be jointly made by Owner and Contractor.
12.2.2.4 Owner shall have the final decision as to whether Contractor has achieved Final Completion. When Owner agrees that the Work is finally complete, which agreement Owner agrees not to unreasonably delay, Owner shall prepare and issue a “Certificate of Final Completion,” which shall set forth the date of Final Completion, and Owner may file a Notice of Completion. Notwithstanding anything to the contrary and for the purpose of allowing the lien period to expire (except with respect to Contractor), the date of Final Completion shall not be before the date that is at least 31 days after the date of filing of the Notice of Termination or Substantial Completion described in Section 12.1.4 of this Agreement. After the occurrence of Final Completion, Owner may prepare and record a cancellation of the Notice of Contract contemplated by Section 4.6 of this Agreement. At Owner’s request and if Contractor has then been paid in full for all amount due under this Agreement, Contractor shall sign the request to cancel the Notice of Contract to concur with the cancelation of the Notice of Contract as contemplated by La. R.S. 9:4832(A)(2).
ARTICLE XIII
CONCEALED CONDITIONS AND UNCOVERING OF WORK
13.1 Concealed Conditions.
13.1.1 In the event that unknown and concealed conditions are encountered in the Work which are of an unusual nature, differing materially from those ordinarily encountered and generally recognized as inherent in the Work, and which cause a delay in the critical path portion of the Work, and which: (a) are not identified in the Contract Documents, (b) were not otherwise known to Contractor, and (c) could not have been discovered by Contractor prior to the Effective Date through the exercise of due diligence consistent with the terms of the Contract Documents, then the Guaranteed Maximum Price and the Contract Time shall be subject to adjustment by Change Order and in accordance with Section 11.6 hereof; provided, however, that Contractor must demonstrate its compliance with its representations including those set forth in Section 7.1 of this Agreement.

13.1.2 Contractor shall notify Owner in writing within five (5) calendar days after the first observance of conditions described in Subsection 13.1.1 immediately above.
13.1.3 It is understood and agreed that Owner shall not be liable for any costs arising out of concealed conditions that could have been discovered or anticipated by a prudent and experienced contractor through the use of due diligence and consistent with Contractor’s obligations, representations and warranties in the Contract Documents. This includes, but is not be limited to, any costs arising out of the existence of obstructions such as utilities, pipelines, conduits or any easement or right-of-way limitations which are reasonably shown or inferable from the Contract Documents, or any obstructions which could have been reasonably discovered during Contractor’s Site inspections or which are inherent in the Work and could have been reasonably anticipated by the Contractor (Contractor may utilize the Construction Contingency to cover costs relating to such items as provided in Section 3.1.5 hereof).
13.2 Covering of Work.
13.2.1 Contractor shall enable Owner to inspect all portions of the Work before they are covered.
13.2.2 If a portion of the Work is covered without providing Owner with adequate advance notice, or contrary to the request or direction of Owner or the provisions of the Contract Documents, Contractor shall, if required in writing by Owner, uncover the Work for observation. Such Work shall be replaced at Contractor’s expense without change in the Contract Time.
13.2.3 If a portion of the Work has been properly covered in accordance with the Contract Documents and after sufficient advance notice to Owner, Owner may subsequently request to see such Work and it shall be uncovered by Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be paid by Owner. If such Work is not in accordance with the Contract Documents, Contractor shall be responsible for all costs and expenses of uncovering and replacement.

ARTICLE XIV
INDEMNIFICATION
14.1 Indemnitee.
14.1.1 To the fullest extent permitted by law, Contractor hereby indemnifies and agrees to protect, defend, and hold Owner, Architect, Pinnacle Entertainment, Inc. and Owner’s Lenders, and their respective subsidiaries, affiliates, parent companies and their respective members, officers, directors, managers, employees, agents, shareholders, successors and assigns, heirs, administrators, and personal representatives (collectively, “Owner Indemnitees”) harmless from and against any and all claims, liabilities, obligations, losses, suits, actions, legal proceedings, damages, costs, expenses, awards, or judgments, including, without limitation, reasonable attorneys’ fees and costs (whether or not suit is filed) (collectively “Actions”), any Owner Indemnitee(s) may suffer or incur or be threatened with and whether based upon statutory, contractual, tort or other theory, that are: (i) imposed by law, or (ii) arise by reason of or relating directly or indirectly to (a) the death of or bodily injury to any person or persons, including, without limitation, employees of Contractor, (b) injury to property (including loss of use and the Work itself and including all costs for repair or replacement of work, materials, supplies or equipment (whether on or off Site or in transit), including whether lost, stolen, damaged or destroyed), equipment or material, including, without limitation, any of the same resulting or arising out of the performance of the Work performed by Contractor or any Subcontractor, or Vendor, (c) violation of or failure to comply with or abide by any Laws, or variations from the Contract Documents in the actual construction of the Work, (d) any infringement of the rights of any third party, including, without limitation, copyright and patent rights (in connection with which Contractor shall pay all royalties and license fees), (e) any stop notices, liens or similar claims relating to any labor, services, materials, goods or equipment whether provided by Contractor, Subcontractor or any Vendor and relating to the Work, and (f) any breach or alleged breach of Contractor’s warranties, representations, obligations, covenants or agreements set forth in the Contract, and (iii) relate to or arise out of or result from, directly or indirectly, the performance of the Work, or from any act or omission of Contractor, or any Subcontractor, or Vendor, anyone directly or indirectly employed by them, or anyone for whose acts any of them are liable or responsible at law or under the Contract Documents, regardless of whether or not such Action is caused by an Owner Indemnitee (subject to Section 14.4 below).

14.1.2 To the fullest extent permitted by law, Owner hereby indemnifies and agrees to protect, defend, and hold Contractor, and its subsidiaries, affiliates, parent companies and their respective members, officers, directors, employees, agents, shareholders, successors and assigns, heirs, administrators, personal representatives (collectively, “Contractor Indemnitees”) harmless from and against any and all claims, liabilities, obligations, losses, suits, actions, legal proceedings, damages, costs, expenses, awards, or judgments, including, without limitation, reasonable attorneys’ fees and costs (whether or not suit is filed) (collectively “Actions”), any Contractor Indemnitee(s) may suffer or incur or be threatened with and whether based upon statutory, contractual, tort or other theory, that are: (i) imposed by law, or (ii) arise by reason of or relating directly or indirectly to (a) the death of or bodily injury to any person or persons, including, without limitation, employees of Owner, (b) injury to property and (c) any breach or alleged breach of Owner’s warranties, representations, obligations, covenants or agreements set forth in the Contract, and (iii) relate to or arise out of or result from, directly or indirectly, any act or omission of Owner, regardless of whether or not such Action is caused by a Contractor Indemnitee (subject to Section 14.4 below).
14.2 Defense Costs. Subject to the limitations set forth in Section 14.3 immediately below, the indemnification provisions of Section 14.1 above, including defense costs, shall include all attorneys’ fees, investigation costs, expert witnesses, court costs, and other costs and expenses incurred by the Owner Indemnitee(s) and Contractor Indemnitee(s), as the case are, to the extent their interests appear.
14.3 Hazardous Materials. Contractor, its Subcontractors, and Vendors shall have no responsibility for the discovery, presence, handling, removal or disposal of pre-existing hazardous materials discovered on the Site, including asbestos, asbestos products, poly-chlorinated biphenyl (PCB) or other substances classified as hazardous by the Environmental Protection Agency of the U.S. Government or any other federal, state or local government agency, except to the extent addressed or covered in the Contract Documents or otherwise made known to or reasonably foreseeable by Contractor. If Contractor discovers the presence of any hazardous materials at the Site not otherwise called out in the Contract Documents or otherwise made known to or reasonably foreseeable by Contractor, Contractor shall promptly report the presence and precise location of any such materials to Owner and immediately stop Work in the affected area unless requested otherwise by Owner.

14.4 Other Limitations. Subject to the provisions of this Section 14.4, the obligations in Section 14.1 above shall apply to and include those claims, causes of action, damages, liabilities, losses, obligations, awards, judgments, costs and expenses arising from the negligent, tortuous, intentional or other acts of the Owner Indemnitee(s) or Contractor Indemnitee(s), as the case may be, and such indemnification obligations are primary to any insurance in the names of the Owner Indemnitee(s) or Contractor Indemnitee(s). In the event of contributory negligence by any Owner Indemnitee(s) or Contractor Indemnitee, as the case may be, the indemnifying party shall only be liable for payment of such claims and losses (including defense costs) in direct proportion to the indemnifying party’s percentage of fault, if any, as determined by a court of competent jurisdiction, or as may be mutually agreed upon by Owner and Contractor. The indemnification obligations in this Article 14 shall not be construed to negate, abridge, or reduce other rights or obligations of Contractor or Owner, including, but not limited to, any obligation of indemnitee which would otherwise exist at law or otherwise in favor of an Owner Indemnitee or Contractor Indemnitee. If any Action occurs or is threatened, the indemnifying party shall defend the Owner Indemnitee(s) or Contractor Indemnitee(s), as the case may be, with counsel reasonably acceptable to such Indemnitee, at the indemnifying party’s expense, unless such Indemnitee elects to defend itself, in which case the indemnifying party shall pay for such Indemnitee(s) reasonable defense costs. The indemnification obligation of Contractor (or any Subcontractor) and Owner under this Article 14 or otherwise under the Contract Documents, shall not be limited in any way by any limitation on the amount or type of insurance coverage’s carried whether pursuant to the Contract Documents or otherwise, the amount of insurance proceeds available or paid (except the indemnifying party shall be entitled to an offset against their indemnitee obligation to the extent of any insurance proceeds actually received by the indemnitee, without condition or reservation, relating to any Action for which the indemnitee seeks to be indemnified pursuant to an indemnitee in this Agreement), or any limitation on the amount or type of damages, compensation or benefits payable by or for Contractor or any Subcontractor or Owner or other person or entity under workmen’s compensation acts, disability benefit acts or other employee benefit acts. Provided, however, the liability limitations of Section 4.4 hereof shall apply to and limit Contractor’s indemnitee obligations in this Article 14 solely to the extent relating to damage for delay as set forth therein, and the liability limitations and releases in favor of Owner set forth in the Contract Documents, including Sections 11.7, 17.2.2, 17.3.2, 17.4, and 17.6 of this Agreement, shall be and are express limitations on Owner’s indemnitee obligations under this Article 14 (and all such indemnitee obligations are expressly subject to any and all limitations on Owner’s liability set forth in the Contract Documents).
14.5 Survival of Indemnification Provisions. The Contractor’s indemnitee obligations set forth in this Article 14 shall apply irrespective of whether or not any Subcontractors or Vendors obtain or fail to obtain insurance coverage’s as required herein, shall apply during the performance of any Work, and along with Owner’s indemnitee obligation in this Article 14 shall survive any termination of this Contract or the Final Completion of the Work.
14.6 Risk. Except to the extent expressly covered by the OCIP referenced in Article 15 below or otherwise expressly provided for in the Contract Documents, all Work (i) covered by the Contract Documents, (ii) done at the Site, (iii) in preparing or delivering materials or equipment, or (iv) providing services for the Project, or any or all of them, to or for the Project, shall be at the sole risk of Contractor.

ARTICLE XV
INSURANCE
15.1 Owner Controlled Insurance Program.
15.1.1 The Owner, at its expense, has implemented an Owner Controlled Insurance Program (“OCIP”) to furnish certain insurance coverage’s with respect to on-Site activities. The OCIP will be for the benefit of the Owner and Contractor and Subcontractors of all tiers (unless specifically excluded) who have on-Site employees. Such coverage applies only to Work performed under the Contract Documents at the Site. The OCIP shall not include, and the Owner shall not be responsible for providing, any insurance coverage’s other than those specifically identified in the OCIP Manual (described in Section 15.1.2 below). In addition, the first $25,000 of each loss or damage covered under the Builder’s Risk Insurance policy, or uninsured losses, shall be paid for by the responsible Contractor or Subcontractor. The Builder’s Risk insurance provided by Owner also does not cover loss of, or damage to, any tools, implements, equipment, scaffolds, formwork, machinery, cranes, consumables, office trailers, tool sheds, temporary structures or anything else which is not intended to become a permanent part of the finished Project. The Contractor and eligible Subcontractors must provide their own insurance for off-Site activities and automobile liability pursuant to the OCIP Manual and the costs of such insurance for Contractor shall be a Cost of the Work. To the extent Contractor and or any Subcontractor becomes ineligible for the OCIP or is no longer covered by the OCIP, Contractor and such Subcontractor shall provide all required insurance under the OCIP Manual as a Cost of the Work.
15.1.2 Details concerning the OCIP are provided in the OCIP Manual which is attached hereto as Exhibit O and incorporated herein by this reference, and which has been made available to Contractor and its Subcontractors, for use in preparing their bids and estimates and in planning the performance of their Work. Contractor and each Subcontractor will participate in the OCIP established for the project in accordance with the OCIP Manual. Participation in the OCIP is mandatory but not automatic. Contractor shall, and Contractor shall cause all Subcontractors to, complete all forms, submit the information required and abide by the mandates established in the OCIP Manual. Any exceptions to this requirement must be approved by Owner.
15.1.3 The Guaranteed Maximum Price agreed to by the parties under this Contract does not reflects a credit for the estimated construction cost savings to be realized as a result of the Owner’s furnishing of the insurance coverage’s provided under the OCIP. At the end of the Project, prior to Final Payment, the Guaranteed Maximum Price will be adjusted as a result of any variance between the actual savings amount and projected savings established by the foregoing credit amount, pursuant to the OCIP audit. Contractor shall use all best efforts to carefully review all Subcontractor and pricing information to ensure that Owner is not required to pay a second time as part of Cost of the Work, for insurance coverage’s Owner has already purchased under the OCIP. Contractor shall also ensure that any Change Orders entered into pursuant to this Contract are priced so as to define all insurance costs to the reasonable satisfaction of the OCIP Manager.

15.2 Evidence of Coverage.
15.2.1 Carriers Acceptable To Owner. All policies required of Contractor and Subcontractors pursuant to this Contract shall be maintained with insurance carriers that are acceptable to Owner and licensed in the State of Louisiana.
15.2.2 Failure to Comply. Neither the Contractor nor any of its Subcontractors shall be entitled to receive payment for any Work performed, or to commence operations or Work on the Site or elsewhere until such time as they provide acceptable evidence of compliance with the requirements of this Article 15. Any additional costs or delays caused by or arising out of any failures to comply with this Article 15, including the failure to furnish acceptable Certificates of Insurance prior to date of the Date of Commencement, shall be solely the responsibility of Contractor and its Subcontractors.
15.3 Deductibles. If any policy required to be purchased pursuant to this Contract is subject to a deductible, self-insured retention or similar self-insurance mechanism which limit or otherwise reduces coverage, the deductible, self-insured retention or similar self-insurance mechanism shall be subject to Owner’s and Owner’s Lender reasonable approval and the responsibility of solely the Contractor in the event of any loss arising out of the acts or omissions of the Contractor, any Subcontractor or Vendor.
15.4 Cooperation by the Parties. Owner and Contractor shall fully cooperate with each other in connection with the collection of any insurance monies that are due in the event of a loss. Owner and Contractor shall promptly execute and deliver such proofs of loss and other instruments which may be required for the purpose of obtaining recovery of any such insurance monies.
15.5 Duration. All General Liability, Automobile Liability, Worker’s Compensation and Employer’s Liability insurance required by this Contract shall be kept in force without interruption until Final Completion of the Work in accordance with Section 12.2 above. Contractor and its Subcontractors shall maintain completed operations insurance for a period of two (2) years after Final Completion of the Work. The Builder’s All-Risk Insurance shall remain in force until Contractor has achieved Final Completion of the Work in its entirety in accordance with Section 12.2 above.

ARTICLE XVI
SAFETY AND COMPLIANCE
16.1 Contractor’s Site Safety Responsibilities. Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the Work, and without limiting the foregoing, shall take all reasonable precautions for the safety of, and shall provide for all reasonable protections against loss of production time and prevent injury to, any of its employees, Subcontractors, Vendors, or their respective employees or any other persons who may be affected thereby, and all other persons at the Site or adjacent or nearby to the Site. Contractor shall prepare a site safety plan and submit such plan to Owner for review and comment prior to the commencement of Work. Such plan shall identify the location of the fire safety system, alarm system, fire-fighting apparatus and exit routes. Safety gear shall be provided for representatives of Owner, Owner’s Lender’s and Architect’s personnel and all others while on Site. Contractor shall designate a person responsible for job safety. This person shall be thoroughly familiar with Contractor’s safety manual and Owner’s Project Construction Safety and Health Guidelines (described below), and shall require compliance of all applicable provisions of such manual and Guidelines. Contractor shall keep a copy of such manual and Guidelines on the Site. Contractor shall familiarize all Subcontractors and Vendors on safety measures.
16.1.1 Contractor shall, and shall cause Subcontractors and Vendors to, take all precautionary measures as required by applicable laws to prevent and correct fire causing conditions, and shall conduct all operations with due regard for the avoidance of fire hazards. Contractor shall exercise the greatest care to prevent fires. The following minimum precautions shall be taken by Contractor and Contractor shall cause each Subcontractor and Vendor to take the following actions with regard to the Work:
16.1.1.1 Flammable liquids shall be stored in closed, approved, covered metal containers, and as approved by the fire wardens. All paint and oily rags shall be stored in approved containers and removed daily.
16.1.1.2 Each gasoline or diesel powered vehicle shall carry a fire extinguisher of adequate size and type to extinguish a fire emanating from either the vehicle or its load.
16.1.1.3 Contractor shall maintain a system of prompt detection and correction of unsafe practices and conditions, and shall furnish and maintain all necessary first aid equipment in a special location on the Site. Contractor shall investigate all accidents promptly to determine cause and to take necessary corrective action, and shall file required reports.

16.1.1.4 No exit, corridor, or stairwell shall be used for storage of materials of any type.
16.1.1.5 All exits, corridors and stairwells must be accessible and free of materials of any type except as necessary for the Work. Minimum exit widths as required by Laws shall be maintained at all times.
16.1.1.6 Hard hat and construction areas shall be identified and posted. All workmen and personnel in these areas shall wear a hard hat.
16.1.1.7 All electrical equipment and tools shall be of an adequate size to accomplish the task at hand and shall be properly grounded.
16.1.1.8 Face, eye and respiratory protection shall be available and used when the situation requires.
16.1.1.9 Provide and maintain suitable protections and enclosures around shafts, stairs and other openings in floors.
The foregoing requirements are not intended to be exclusive or exhaustive, and Owner shall not have any liability in any way relating to any of the foregoing or the absence of other requirements from the foregoing. Contractor shall be solely responsible to Owner for providing the Site a safe place to work for all persons. Contractor also agrees to and shall cause all Subcontractors and Vendors to, abide by Contractor’s Project Construction Safety and Health Guidelines (as the same may be amended, modified and supplemented from time to time by Owner), attached as Exhibit N to this Agreement.
16.2 Compliance. In addition to the requirements of Section 16.1 immediately above, Contractor shall give all notices, file all reports and obtain all permits which are applicable to the Contractor’s operations or performance of the Work. Upon request, Contractor shall furnish Owner and Owner’s Lenders with copies of all such notices, statements, reports, certificates or permits evidencing compliance. Contractor shall also keep Owner informed of any changes in Laws which may affect Contractor’s performance of the Work or Owner’s use thereof. Contractor shall indemnify, defend and save harmless Owner and the other Owner Indemnitee(s) from and against any and all claims, losses, liabilities, fines or penalties in any manner arising out of Contractor’s failure to comply with this Article 16.

ARTICLE XVII
TERMINATION OR SUSPENSION OF THE CONTRACT
17.1 Material Default by Contractor. Owner may, following expiration of the applicable period described in Section 17.1.1 below, and without prejudice to any other rights or remedies of Owner, terminate this Contract in its entirety, or may elect to terminate any portion of the Contractor’s Work, for default if the Contractor, including any Subcontractor or Vendor, fails to perform any of its material obligations under the Contract Documents, including fails to perform the Work in a diligent, expeditious, workmanlike and careful manner strictly in accordance with the Contract, or any breach of its material obligations in the Contract Documents. Upon such default, Owner may take possession of the Site and of all materials, tools, equipment and machinery thereon and may finish the Work by whatever method Owner may in good faith deem desirable and or expedient (or may elect not to finish the Work).
17.1.1 Notice Of Default By Owner. The Contractor shall promptly correct any default to Owner’s satisfaction within five (5) calendar days following receipt of written notice of default from Owner. If correction within said five (5) days is not possible, Contractor shall commence and diligently continue effective action to correct such default to Owner’s satisfaction, but not later than sixty (60) days following receipt of Owner’s notice (except for such longer period as may otherwise be reasonably approved in writing by Owner and Owner’s Lenders). In the event that the Contractor fails to take and diligently pursue effective corrective actions, Owner may hold in abeyance further payments to Contractor and/or terminate the Contract by written notice specifying the date of termination and without prejudice to any other remedy Owner may have.
17.1.2 Other Defaults. Owner may also elect to declare Contractor in material default and may terminate Contractor immediately upon written notice (unless a longer period is otherwise expressly provided in this Agreement with regard to the matter in Sections 17.1.2.1 through 17.1.2.5 below, it being agreed that the cure periods in Section 17.1.1 above do not apply to Sections 17.1.2.1 through 17.1.2.5) and/or take such other action as Owner may be allowed, in the event of any of the following:
17.1.2.1 The commencement of an action or petition by or against Contractor under applicable bankruptcy laws, or any general assignment by Contractor for the benefit of its creditors or the appointment of a receiver or trustee to take charge of Contractor’s assets;
17.1.2.2 Contractor’s insolvency;

17.1.2.3 The recordation of a Louisiana Private Works Act or other lien on the Site or the Work by a Subcontractor, Vendor, laborer, materialman, or supplier or any other party providing services or material engaged by, on behalf of, or acting under the direction of Contractor or any Subcontractor or Vendor in connection with the Work, provided that such lien is not removed of record or satisfied by bond or other security, in an amount and with a bonding company reasonably satisfactory to Owner and Owner’s Lenders within the time periods set forth in and pursuant to Section 7.19.1 hereof;
17.1.2.4 Failure of Contractor for five successive days or an aggregate of seven days in any thirty (30) day period (other than Sundays or national holidays), to have an adequate number of laborers or Subcontractors at the Site who are actively and productively working on the Project, unless a Force Majeure Delay or Owner Delay exists for such absence, unless within five (5) days after written notice from Owner Contractor has and thereafter maintains an adequate number of laborers and Subcontractors on Site actively and productively working on the Project;
17.1.2.5 Failure of Contractor after five days following request from Owner to provide Owner with satisfactory evidence of funds available to make up any overage with regard to the Guaranteed Maximum Price as required under Section 3.1.3 of this Agreement; or
17.1.3 Stop Work Orders. In the event of any material breach or default of this Contract, and in lieu of declaring termination for default, Owner may elect to stop, delay, reduce or interrupt any operations of Contractor or any affected Subcontractors or Vendors until such default or failure is remedied to Owner’s satisfaction. No part of the time lost due to stop work orders or delay, reduction or interruption by Owner arising out of such material breaches shall be made the subject of a claim for extension of time or for increased costs or damages by Contractor. No increase or upward adjustment shall be made in the Guaranteed Maximum Price or Contractor’s Fee for, and in no event shall Owner be liable for, or Contractor or any Subcontractor or any other party performing any Work on the Site be entitled to, any lost opportunity, lost profit or consequential damages claimed or alleged by Contractor, any Subcontractor or any other party performing any Work on the Site and relating to any such stoppage, reduction, suspension, delay or interruption. The issuance of a stop work order or delay, reduction or interruption by Owner shall not prejudice Owner’s right to subsequently terminate for default.

17.1.4 Owner’s Rights upon Termination for Default. If all or a portion of the Contractor’s Work is terminated pursuant to this Section 17.1, Contractor shall not be entitled to receive any payment until after Final Completion by others and after Owner has assessed its additional costs and damages arising out of such termination, including, but not limited to, Owner’s additional costs for completing all or the relevant portion of the Work. Upon such termination, Contractor shall immediately undertake all necessary steps to mitigate against Owner’s damages, and shall:
17.1.4.1 Cease operations and vacate the Site to the extent specified in the notice of default;
17.1.4.2 Place no further orders and enter into no further subcontracts or purchase orders for materials, labor, services or facilities that relate to the terminated Work;
17.1.4.3 Upon Owner’s request, terminate all subcontracts and purchase orders which relate to the terminated Work;
17.1.4.4 Upon request and as directed by Owner, assign (and/or Owner may accept the assignments made in this Agreement, as the case are) all of Contractor’s right, title and interest to all subcontracts, purchase orders, rental agreements, materials, supplies and equipment using forms satisfactory to Owner and otherwise assist Owner in the orderly and expeditious transfer of such rights;
17.1.4.5 Turn over to Owner the originals of the Project Schedule and all Schedule Updates including all computer data bases on diskettes; all Drawings, Specifications and other construction documents; all as-built drawings, calculations and such other Work-related documents and all items and things for whose cost Contractor requests or has requested reimbursement or payment;
17.1.4.6 Proceed to complete the performance of all Work not terminated;
17.1.4.7 Take such actions that may be necessary, or that Owner may direct, for the protection and preservation of the terminated Work;
17.1.4.8 Advise Owner of all outstanding subcontracts, rental agreements and purchase orders which Contractor has with others pertaining to the terminated Work and furnish Owner copies thereof;
17.1.4.9 Remove all of its property from the Site and Owner’s premises. Any property not so removed may be removed by Owner at Contractor’s expense; and

17.1.4.10 Allow Owner to take possession of all materials of any kind that have been paid for, that are to be incorporated into the Work, or to which Owner has any ownership rights or interest, and finish the Work and provide the materials therefor or contract with others to do so by whatever method Owner deems expedient and execute and do all such assurances, acts and things as Owner may consider expedient to facilitate Owner’s taking of possession of the Site and materials, equipment, machinery and tools thereon, and shall give all notices, orders and directions which Owner may think expedient for the purposes hereof.
17.1.5 Payment to Contractor.
17.1.5.1 If Owner terminates the Contract for Contractor’s breach or default, Contractor shall thereafter only be entitled to reimbursement (subject to Section 17.1.5.3 hereof) only of such amount (if any), by which:
(a)	the (i) Cost of the Work actually and properly completed by Contractor in accordance with the Contract Documents up to the date of such termination (and not cancelable or refundable), plus (ii) the pro rata portion of Contractor’s Fee thereon (subject to satisfaction of the conditions applicable to progress and Final Payment contained in the Contract Documents as the case may be), but the foregoing amounts shall not exceed the portion of the Guaranteed Maximum Price (including Contractor’s Fee) fairly allocable to the Work so completed, exceeds

(b)	the total of (i) all payments theretofore made to Contractor under the Contract Documents, and (ii) all damages and other costs and expenses incurred by Owner directly or indirectly, arising out of or as a result of, Contractor’s breach or default, including, without limitation, the cost of any additional consultants’ services, or managerial and administrative services required thereby, any additional costs incurred in retaining another contractor or other Subcontractors, any additional financing, interest or fees and other costs that Owner must pay by reason of a delay in completion of the Work, Owner’s termination of Contractor and the finishing of the Work by another method after such termination, attorneys’ fees and expenses, and any other damages, costs, and expenses Owner may incur in completing the Work as a result of Contractor’s breach or default including if Owner elects to complete the Project after such termination, the amount by which the actual cost of completing the Project (including components of the Project that are not part of the Work) is greater than what such actual cost (including the actual cost of components of the Project that are not part of the Work) would have been if Contractor had fulfilled its obligations under the Contract Documents, and if Owner elects to not complete the Project after such termination Contractor hereby acknowledges that Owner has the right to so elect without Owner waiving Contractor’s liability for damages arising out of the breach by Contractor that led to its termination, all damages suffered by Owner arising out of Contractor’s breach of this Agreement.

17.1.5.2 If the amount referred to in Section 17.1.5.1.(b) hereinabove exceeds the amount referred to in Section 17.1.5.1.(a) hereinabove, Contractor shall pay the difference to Owner immediately upon Owner’s demand.
17.1.5.3 Any reimbursements or payments made to Contractor under this Section 17.1.5 are conditioned on (a) Contractor previously having delivered to Owner possession and unfettered access to the Work and Site and all materials, equipment, tools and the like (undamaged and in good condition) which Owner has paid for and/or been billed for, (b) all the applicable items listed in, and performance of all the applicable obligations described in Section 12.2.1 of this Agreement have been satisfied, and (c) Contractor complies with such other obligations under the Contract Documents as Owner or Owner’s Lenders reasonably requires.
17.2 Termination for Convenience. The parties’ rights and remedies in the event of termination by Owner of all or a portion of the Work for Convenience shall be as follows:
17.2.1 Notice of Termination For Convenience. Owner may cancel this Contract in its entirety, or may elect to terminate any portion of the Contractor’s Work, and take possession of the Site and all materials, tools, equipment and machinery thereon and finish or not finish the Work by whatever method Owner may desire, at any time upon written notice to Contractor solely for Owner’s convenience and without regard to any fault or failure to perform by Contractor or any other party. Upon receipt of such notice of termination, Contractor shall immediately and in accordance with instructions from Owner proceed as follows:
17.2.1.1 Cease operations to the extent specified in the notice;
17.2.1.2 Place no further purchase orders and enter into no further subcontracts for materials, labor, services or facilities that relate to the terminated Work;
17.2.1.3 Cancel all subcontracts and orders that relate to the terminated Work;
17.2.1.4 Proceed to complete the performance of all Work not terminated;
17.2.1.5 Take such actions that may be necessary, or that Owner may direct, for the protection and preservation of the terminated Work; and
17.2.1.6 Take such action, including those actions in Section 17.1.4 hereof, as owner may direct.

17.2.2 Payment upon Termination for Convenience. In the event of termination for convenience, Contractor shall be paid as follows: Owner’s sole obligation and liability to Contractor shall be (i) to reimburse Contractor (and Contractor’s exclusive remedy shall be to receive reimbursement) for the Cost of the Work incurred (and not cancelable or refundable) by Contractor for Work properly performed and completed by Contractor up to the date of termination and approved by Owner in accordance with the Contract, plus (ii) that pro-rata portion of Contractor’s Fee applicable to such completed Work (and subject to satisfaction of the conditions applicable to payments to Contractor set forth in the Contract Documents, including for progress payments, and Final Payment as applicable), but not in excess of the portion of the Guaranteed Maximum Price equitably allocable to such Work based on the percentage such properly performed and completed Work by Contractor bears to the total Work included within the Guaranteed Maximum Price, less all payments previously made to Contractor under the Contract and any amounts owed by Contractor to Owner under the Contract.
17.3 Suspensions by Owner
17.3.1 Owner’s Right to Suspend for Convenience. Owner may at any time, with or without cause, suspend, delay, reduce or interrupt performance of all or any portion of the Work for such period or periods as Owner elects by giving Contractor written notice specifying which portion of the Work is to be suspended and the effective date of such suspension. Such suspension, delay or interruption shall continue until Owner terminates such suspension, delay or interruption by written notice to Contractor. No such suspension, delay, interruption or reduction by Owner shall constitute a breach or default by Owner under the Contract Documents. Contractor shall continue to diligently perform any remaining Work that is not suspended, delayed, reduced or interrupted and shall take all actions necessary to maintain and safeguard all materials, equipment, supplies and Work in progress affected by the suspension, delay, reduction or interruption.
17.3.2 Payment upon Suspension for Convenience. In the event of suspension, delay, reduction or interruption for convenience by Owner, Owner shall pay Contractor and the Guaranteed Maximum Price shall be increased by such amounts (subject to the payment and related requirements of the Contract Documents) as follows:
17.3.2.1 Additional Costs of the Work, if any, which are incurred by Contractor, Subcontractors and Vendors as a result of continuing to maintain dedicated personnel, materials and equipment at the Site at Owner’s request during any suspension, delay or interruption period, including for the purpose of safeguarding all material, equipment, supplies and Contractor’s Work in progress caused solely by such suspension, delay or interruption ordered by Owner for convenience, but the Guaranteed Maximum Price shall be increased only if and to the extent such delay, suspension or interruption exceeds a period of thirty (30) consecutive days following commencement of the Work; and

17.3.2.2 Other reasonable and unavoidable Costs of the Work, if any, which are directly related to any subsequent re-mobilization of the suspended, delayed or interrupted Contractor’s Work caused solely by such suspension, delay or interruption ordered by Owner for convenience, but the Guaranteed Maximum Price shall be increased only if and to the extent such delay, suspension or interruption exceeds a period of thirty (30) consecutive days following commencement of the Work.
17.3.2.3 Provided, however, that no adjustment shall be made to the extent that performance was otherwise subject to suspension, delay or interruption by another cause for which Contractor is responsible.
17.4 Limitations. Owner shall have no liability to Contractor or any Subcontractor or Vendor, and Contractor nor any Subcontractor or Vendor will make and they hereby waive any claim for (a) compensation, expenses, additional fees or anticipated profits for unperformed Work, (b) delays, acceleration or disruption, (c) lost business or other opportunities, (d) special, indirect or consequential damages or losses or loss of use, (e) impaired bonding capacity, (f) unabsorbed, unrealized or other overheads, or (g) general conditions costs attributable to a termination for convenience, suspensions, reductions, delays or interruptions for convenience (except to the extent provided in Section 17.3.2 hereof) or breach, or a termination for default by Owner, and in no event shall there be any increase in the Guaranteed Maximum Price (except as expressly provided in Section 17.3.2 above) or Contractor’s Fee as a result of any of the foregoing Owner elections under Sections 17.2 or 17.3 above or due to any other delays. All amounts payable by Owner shall be subject to Owner’s right of audit and offset.
17.5 Other Rights and Remedies. Other rights and remedies available to Owner in the event of a default or material breach by Contractor which is not timely cured in accordance with Section 17.1.1 hereof, shall include, but not be limited to, the following, and all such rights and remedies of Contractor in this Article 17 shall be non-exclusive, and shall be in addition to all other rights and remedies available to Owner under the Contract, at law or otherwise:
17.5.1 A waiver by Owner of a default by Contractor shall not be considered to be a waiver of any subsequent default by Contractor, nor be deemed to amend or modify the terms of this Contract.

17.5.2 In the event of termination for cause, disputes as to whether a material breach of contract occurred within the provisions of the Contract Documents shall be subject to resolution pursuant to Article 22 of this Agreement. If Owner terminates this Contract in whole or in part for default and a court of competent jurisdiction later determines that such termination was improper or wrongful, then that portion of the improper or wrongful termination shall automatically convert into a termination for convenience, and such termination shall be treated as a termination for Owner’s convenience pursuant to Section 17.2 of this Agreement.
17.5.3 Owner shall have the right and is authorized to cure such defaults and offset against and deduct from amounts otherwise payable to Contractor any such costs, damages, attorneys’ fees and any other expenses suffered by Owner and arising out of such default including any cure or attempted cure by Owner, and all consultants and professionals additional services.
17.5.4 Any termination pursuant to this Article 17 shall be without prejudice to any other right or remedy of Owner pursuant to the terms of the Contract Documents or at law.
17.6 Contractor’s Remedies.
17.6.1 If payment from Owner for an Application for Progress Payment (exclusive of amounts properly retained or withheld under the Contract), approved by Owner and Owner’s Lenders in accordance with Sections 5.2 and 5.3 of this Agreement, has not been received by Contractor within ten (10) days of the date payment is due pursuant to Section 5.3 of this Agreement, interest shall thereafter commence to accrue (from the original due date of payment pursuant to Section 5.3 hereof) on such delinquent amounts at then existing prime rate of Bank of America N.A. plus one percent (1%) as announced in the Wall Street Journal, until paid, and Contractor may upon written notice to Owner cease Work until such payment has been received, in which case the Guaranteed Date of Substantial Completion will be extended by the number of days of the cessation of Work, subject to the provisions of Section 11.6 hereof. If payment of undisputed amounts to which Contractor is otherwise then entitled pursuant to the terms of this Agreement are not paid by Owner to Contractor within fourteen (14) days after the expiration of the ten (10) day period hereinabove and written notice by Contractor that the same are past due, Contractor may terminate this Agreement upon an additional five (5) business days’ written notice to Owner.

17.6.2 If Contractor terminates this Agreement with cause in accordance with this Agreement and such termination is accepted by Owner or challenged by Owner but upheld by a court of competent jurisdiction, Contractor shall be entitled, as its exclusive remedy (but including Section 24.7 hereof), to the recovery of the amounts (if any) to which Contractor would have been entitled had Owner, pursuant to Section 17.2 of this Agreement, terminated this Agreement for convenience effective as of the date this Agreement is so terminated by Contractor. Contractor, notwithstanding any provision of this Agreement or otherwise, shall in no event be entitled to or seek recovery of any other amounts (including, without limitation, consequential damages, lost profits, overhead, or similar amounts) in the event of any termination, including but not limited to under this Section 17.6.
ARTICLE XVIII
CHANGE IN THE WORK
18.1 Change. A “Change” in the Work means an increase, decrease, variation, modification or change in Contractor’s Work from that indicated in the Contract Documents, or modification to the Project Schedule. Suspensions and terminations for convenience shall be governed by Article 17 of this Agreement and shall not be considered a Change except to the extent provided therein. A Change can only be implemented by a Change Order or by Construction Change Directive. Accordingly, no course of conduct or dealings between the parties, nor express or implied acceptance of alterations or additions to the Work, and no claim that Owner has been unjustly enriched by any alteration or addition to the Work, whether or not there is in fact any such unjust enrichment, shall be the basis for any claim to an increase in the Guaranteed Maximum Price or extension of the Contract Time. Changes in the Work shall be performed under applicable provisions of the Contract Documents, and Contractor shall proceed promptly, unless otherwise provided in the Change Order or Construction Change Directive.
18.2 Change Order. A “Change Order” is a written instrument prepared by Contractor and signed by Owner and Contractor, stating their agreement upon all of the following:
(a)	a Change in the Work including a full description of such Change;

(b)	the amount of the adjustment, if any, in the Guaranteed Maximum Price; and/or

(c)	the extent of the adjustment, if any, in the Contract Time.
Methods used in determining adjustments to the Guaranteed Maximum Price or Contractor’s Fee may include those listed in Section 18.4.3 hereof.

18.3 Change Proposal Request. At any time and from time to time prior to Final Completion of the Work, Owner may request Contractor to make Changes in the Work. If Owner desires a Change in the Work Owner may, in its sole and absolute discretion and in writing, request a Change Proposal from Contractor (“Change Proposal Request”). A Change Proposal Request shall set out, in reasonable detail, the Changes in the Work requested by Owner. Within ten (10) days following its receipt of a Change Proposal Request, Contractor shall issue a Change Proposal (as defined in Section 18.3.1 below). Contractor shall also issue a Change Proposal: (i) when Contractor reasonably believes that a Change in the Work is necessary or desirable; or (ii) when a Change in the Work is made necessary by Laws. If Contractor refuses or fails to timely provide a Change Proposal, or modifies or alters a Change Proposal Request, or if Owner and Contractor are unable to agree in writing upon the terms of the Change Proposal, including but not limited to: (i) the amount of increase or decrease in the Guaranteed Maximum Price, or (ii) the length of extension or advancement, if any, of the Contract Time, Owner: (a) may issue a Construction Change Directive pursuant to Section 18.4 hereof, (b) may require Contractor to obtain at least three bids from qualified subcontractors to perform such Change in the Work, and Owner may designate the subcontractor from said bidders to perform such Change in the Work, or (c) may engage other contractors, subcontractors and/or laborers to perform such Change in the Work, and Contractor shall cooperate fully with any such persons, and any such hiring by Owner or issuance of a Construction Change Directive shall not affect this Agreement in any manner (other than to provide for a reduction in the Guaranteed Maximum Price, equal to the value of such Work (but not less than the amount budgeted therefor in the Guaranteed Maximum Price) not being performed by Contractor, and in the Contractor’s Fee applicable thereto) and shall not be deemed to be a constructive termination.
18.3.1 “Change Proposal” means a written proposal prepared and signed by Contractor setting forth (i) the Changes in the Work requested by Owner or proposed by Contractor, (ii) the amount of adjustment, if any, in the Guaranteed Maximum Price (including pursuant to Section 18.4.3 below) due to such Change, and (iii) the extent of adjustment, if any, in the Contract Time due to such Change. A Change Proposal is only a proposal unless and until signed and accepted by Owner as a Change Order. Contractor shall also submit a Change Proposal to fix the cost of Allowance Items in the Guaranteed Maximum Price.
18.4 Construction Change Directive.
18.4.1 “Construction Change Directive” means a written order, requested by Owner, prepared by Owner or Architect, and signed by Owner, and given to Contractor, directing a Change in the Work and stating a proposed basis for adjustments, if any, in the Guaranteed Maximum Price or Contract Time, or either of them or either combination of them.
18.4.2 Owner may, by Construction Change Directive, without invalidating or breaching the Contract, order a Change in the Work. Upon receipt of a Construction Change Directive, Contractor shall promptly proceed with the Change in the Work involved (including implementing any reductions or accelerations in the Work) and advise Owner of the Contractor’s agreement (in which case Contractor shall sign and return the Construction Change Directive) or disagreement with the method, if any, provided in the Construction Change Directive for determining the proper adjustment, if any, in the Guaranteed Maximum Price or Contract Time. Contractor agrees to immediately, when directed in writing by Owner, perform the Change in Work diligently and without delay.

18.4.3 If the Construction Change Directive provides for an adjustment to the Guaranteed Maximum Price, the adjustment may be based on one of the following methods:
(a)	mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

(b)	unit prices stated in the Contract Documents or subsequently agreed upon; or

(c)	cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee, which cost shall be based upon a proposal by the appropriate party. Any proposals from Subcontractors shall not include any amounts for overhead and profit in excess of an aggregate of ten percent (10%) of the cost of such Subcontractor’s Work, unless approved by Owner.
18.4.4 A Construction Change Directive signed and unmodified by Contractor indicates the agreement of Contractor therewith, including the method, if any, provided in the Construction Change Directive for determining the adjustment, if any, in the Guaranteed Maximum Price or Contract Time. Upon Contractor’s written acceptance and delivery thereof to Owner of the unmodified Construction Change Directive, that Construction Change Directive shall become a Change Order. If Contractor fails to advise Owner of its agreement or disagreement with the proposed adjustment in the Guaranteed Maximum Price or Contract Time within ten (10) days after the delivery of the Construction Change Directive to Contractor, then the Construction Change Directive shall be deemed approved and shall become a Change Order, and Contractor shall have no right to any adjustment to the Guaranteed Maximum Price or Contract Time in excess of the adjustments, if any, provided in the Construction Change Directive.
18.4.5 If Contractor disagrees with the method or adjustment in the Guaranteed Maximum Price or the Scheduled Completion Date within the ten (10) calendar day time period provided in Subsection 18.4.4 above, and the parties are unable within a reasonable period of time to reach an agreement, the matter shall be resolved under Article 22 of this Agreement.
18.5 Determination of Increases in Guaranteed Maximum Price.
18.5.1 Notwithstanding any other provision in the Contract Documents, and regardless of pricing method for any Change, any increase in the Guaranteed Maximum Price as a result of net Changes in the Work (including a Construction Change Directive), shall not exceed the sum of: (a) the aggregate additional amounts (if any) actually paid by Contractor to its Subcontractors and Vendors for the applicable Change in the Work, without mark-up or other add-on by Contractor, and (b) the actual increase (if any) in the Cost of the Work incurred by Contractor with respect to the applicable Change in the Work to the extent (if any) such Change performed by Contractor directly. Any and all amounts or items excluded from the determination of the Cost of the Work, including all Non-Allowable Costs of the Work, shall also be excluded from the determination of the cost of any Change in the Work.

18.6 Simultaneous Submittal Requirements. In the event that Contractor considers that any Change Proposal Request or Construction Change Directive may involve Changes to both the Guaranteed Maximum Price and the Contract Time, it shall be the Contractor’s fundamental duty and an essential requirement of this Contract to make simultaneous submittals of all documents necessary to establish both such Changes in accordance with this Article 18, and to simultaneously prove entitlement to both such Changes, and without any reservation of rights for future consideration.
18.7 Continued Performance. Notwithstanding the status of any proposed, pending or disputed Change (including any Construction Change Directive) pursuant to this Article 18 or any Claim pursuant to Article 20 below, or any dispute, and so long as Owner continues to timely make payment to Contractor of amounts properly due Contractor under and subject to the terms of the Contract Documents and not in dispute, Contractor shall not be entitled to and will not suspend any services under the Contract Documents, but will continue to be bound by the terms and conditions of the Contract Documents and will continue to perform all services thereunder and proceed diligently with the performance of its Work in accordance with the terms hereof, including completing any Work described in any Construction Change Directive, unless Owner directs in writing otherwise.
18.8 Effect of Change Orders
18.8.1 Execution of a formal Change Order as defined in Subsection 18.1.2 above shall be the sole procedure for settlement of any and all issues concerning the Guaranteed Maximum Price and/or Contract Time, including any settlement based on a Claim pursuant to Article 20 hereof or pursuant to Article 22 hereof.
18.8.2 No Change shall be deemed as settled unless and until the parties sign a formal Change Order which fully and finally settles all pending issues pertaining to increases or decreases in the Guaranteed Maximum Price and/or the Contract Time and without any reservation of rights for future consideration. In that regard, the parties hereby agree that a signed Change Order shall be inclusive of any and all direct, indirect, consequential costs, damages or losses based upon any theory of recovery; including, but not limited to: actual damages; all time-related costs; total costs; modified total costs; Eichleay formula or other equitable adjustment theories; full compensation for general conditions; extended site supervision and administration; all field, site, branch and/or home office overheads; all general and administrative costs; and any other similar direct, indirect and/or time-related costs howsoever derived or formulated.

18.8.3 Any statement added by the Contractor to the face of an otherwise valid Change Order, or contained in any transmittal or separate correspondence wherein the Contractor attempts to reserve rights to seek any further increases in the Contractor’s Fee, Guaranteed Maximum Price and/or Contract Time shall be null and void.
18.8.4 Once the actual cost of such Change and corresponding extension, if any, in the Contract Time have been determined, prior to using such actual cost to make any increase in the Guaranteed Maximum Price, or extension in the Contract Time, such actual cost and/or extension, as the case may be, shall be reduced and offset by any and all reductions or Changes in the Work which result in reduced Costs of the Work and/or advancement of the Contract Time, as the case may be (i.e., changes in the Work shall be netted out).
18.9 Verbal Instructions and Minor Changes in the Work. Contractor shall not be entitled to rely upon, and shall not implement any Change based only on, Owner’s verbal instruction, except in emergency situations and when necessary to prevent the imminent threat of personal injuries or damage to the Work or Owner’s existing property, or for minor Changes within Contractor’s scope of Work which do not involve an adjustment in the Guaranteed Maximum Price or an extension of the Contract Time (“Minor Changes”). Such Minor Changes may be effected by written or verbal order at Owner’s election at any time. If the Contractor does not agree that such order constitutes a Minor Change, Contractor shall submit a Change Proposal pursuant to Section 18.3.1 above; provided, however, Contractor shall still promptly perform the Work specified in the instruction or order from Owner.
18.10 Waiver and Release of Contractor’s Rights. Contractor hereby confirms its willingness and ability to comply with the requirements of this Article 18. Contractor’s failure to first comply with the requirements of this Article 18, including the timely notice requirements, shall constitute a waiver and release by Contractor of any and all rights to pursue a Claim as defined in Article 20 below.
18.10.1 Surety Waivers. Individual Change Orders or Construction Change Directives as described in the Contract Documents which when combined do not in the aggregate exceed ten percent (10%) of the Guaranteed Maximum Price, shall not be subject to inspection or approval by Contractor’s surety on any performance or labor and material payment bond, whether or not the Change Orders (or Construction Change Directives) encompass “substantial” Changes in the scope of Work undertaken by Contractor. Contractor and/or Owner shall provide notice to the bonding company or companies which are identified as the issuer(s) of the Contractor’s Performance and Payment Bond pursuant to Section 7.18.1 hereof (at the address provided in such Performance and Payment Bond), of the mutual execution of any Change Order that on a net basis increases the Guaranteed Maximum Price, and concurrent with such notice Owner shall provide notice to such bonding companies of the funding sources which Owner intends to utilize for such Change Orders.

ARTICLE XIX
RECORD KEEPING AND AUDIT RIGHTS
19.1 Required Accounting Records. To facilitate audits by Owner or Owner’s Lenders, including, without limitation, for any purpose related to Change Orders, Changes or Change Proposals, Contractor shall at all times implement and maintain, and require its Subcontractors and Vendors to implement and maintain, such cost control systems and daily record keeping procedures as may be necessary to attain proper fiscal management and detailed financial records for all costs related to the Work and as are otherwise reasonably satisfactory to Owner and Owner’s Lenders. All cost and pricing data shall include, without limitation, the identification of any markups, vendor quotations and pricing methodologies. Records to be maintained by the Contractor, its Subcontractors and Vendors for purposes of the Contract, including for purposes of all audits conducted pursuant to this Article 19 shall include, but not be limited to the following: (a) payroll records and payroll burden costs on actual wages and salaries (payroll taxes, insurance, benefits, etc.); (b) all correspondence, minutes of meetings, daily logs including schedule status reports, memoranda and other similar data; (c) items such as bids, proposals, estimating work sheets, quotes, cost recaps, tabulations, receipts, submittals, tax returns (except solely income tax returns), general ledger entries, canceled checks and computer data relating to the Work and this Contract, and (d) all other data relating to or arising out of the Work and any other similar supporting documentation reasonably required by Owner or Owner’s Lenders. It is further agreed that records subject to audit include Project-related records maintained by parent companies, affiliates, subsidiaries or other related parties. Contractor’s failure to cooperate or to provide access as described in this Article 19 shall be a material breach of this Contract.
19.2 Purpose and Extent of Record Access. Owner and Owner’s Lenders, and their respective authorized representatives, shall have the right to fully and completely audit, copy, investigate and review, and shall be afforded useful access to all of the records described in Section 19.1 above at all reasonable times (both during performance of the Work and after Final Completion) for purposes of inspection, audit, review and copying to the full extent as Owner or Owner’s Lenders may require relating to the Work or the Contract. All such Contractor’s records and records of all Subcontractors and Vendors shall also be made available to Owner for purposes related to compliance with Owner’s business ethics policies. Upon request, Contractor shall also fully cooperate in arranging interviews with Contractor’s employees and shall require all Subcontractors and Vendors to likewise fully cooperate pursuant to this Article 19.

19.3 Record Keeping Formats. Contractor may elect to maintain part of the records described in Section 19.1 above in an electronic format. Contractor agrees that, if any Project-related information is maintained in an electronic format, such information will be made available to Owner and Owner’s Lenders in a readily useable format within three (3) business days after a written request by Owner.
19.4 Certifications. Upon request, Contractor shall be required to certify that, to the best of its knowledge and belief, all data subject to audit pursuant to this Article 19 is accurate, complete and current. Such certifications shall be made by Contractor to Owner and Owner’s Lenders in the case of this Contract, and by Subcontractors and Vendors to Contractor in the case of subcontracts and purchase orders.
19.5 Flow Down Provisions. Contractor shall require all Subcontractors and Vendors to comply with the provisions of this Article 19, by insertion of this “Right to Audit” clause (Sections 19.1 through 19.9 inclusive) into each respective related subcontract and purchase order of all tiers relating to the Work. Owner shall have the right (but not obligation) to act as Contractor’s authorized representative for the purpose of conducting audits in accordance with this Article 19 of all accounting and Project-related records in the possession of all Subcontractors and Vendors. It is specifically understood, however, that Owner has no contractual relationship with any Subcontractor or Vendor of any tier. Likewise, it shall remain the Contractor’s financial and contractual responsibility to resolve all such issues with its Subcontractors or Vendors. No such audit or activity by Owner or Owner’s Lenders shall release Contractor or any Subcontractor from, or waive, any of Contractor’s or any Subcontractor’s obligations under the Contract Documents. Notwithstanding the provisions of this Article 19, Owner’s and Owner’s Lenders’ right to audit as to Subcontractors with subcontracts on a lump sum basis shall be limited solely to those instances there is an allegation of fraud or similar misconduct involving such Subcontractor.
19.6 Remedies. Certification of information pursuant to Section 19.4 above, and subsequent approval by Owner of invoices, billings and Change Orders, shall not preclude a post-approval adjustment, including based upon a later Contract compliance or pricing audit. Specifically, Owner shall have the right to reduce any payments to Contractor or any Subcontractor or Vendor by any amounts attributable to incorrect or otherwise defective cost data. Contractor’s submission shall be considered defective when the cost or pricing data, as certified in accordance with provisions of Section 19.4, above, is not accurate, complete or current. If an audit inspection or examination, conducted in accordance with this Article 19, discloses overcharges by Contractor (or any Subcontractor or Vendor) of any nature in excess of $100,000.00 (including interest as provided in Section 17.6.1) hereof, Contractor shall reimburse or cause such Subcontractor or Vendor to reimburse, Owner for the total actual cost of Owner’s audit associated with such overcharge, including but not limited to the actual costs of outside auditors and/or the use of Owner’s internal auditor at internal billing rates.

19.7 Record Retention. Contractor shall preserve and make available to Owner and Owner’s Lenders at Contractor’s principal office in Houston, Texas all such records and other data covered by this Article 19, for a minimum period of six (6) months after Final Payment is made or for such longer period as may be required by any Laws.
ARTICLE XX
CLAIMS
20.1 Definition. A “Claim” is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.
20.2 Notice. Claims by Contractor must be made within fourteen (14) days after occurrence of the event giving rise to such Claim. Claims must be made by written notice. An additional Claim made after the initial Claim has been implemented by Change Order will not be considered unless (a) based upon different facts from those giving rise to the initial Claim, and (b) submitted in a timely manner.
20.3 Pending Resolution. Notwithstanding any other provision of this Contract or the other Contract Documents to the Contrary, during the pendency of any dispute, action or proceeding between Contractor and Owner, so long as Owner continues to pay all undisputed amounts hereunder, Contractor shall continue to perform the Work diligently and in accordance with this Contract so as to complete the Work on or before the Guaranteed Date of Substantial Completion. Notwithstanding any provision to the contrary herein or in the other Contract Documents, Contractor shall not be relieved of any of its obligations hereunder unless and to the extent of a final judgment resolving any such dispute, action or proceeding. Contractor recognizes and acknowledges that the provisions of this Section and the completion of the Work on a timely basis notwithstanding any dispute, action or proceeding are fundamental to the contractual relationship established pursuant to this Contract, shall be specifically enforceable, and that Owner would not have entered into this Contract but for Contractor’s agreement set forth herein. Contractor acknowledges that it understands and has duly considered and consulted with counsel concerning the significance of this provision.

20.4 Final Settlement of Claims. No Claim involving resolution of issues pertaining to the Guaranteed Maximum Price and/or Contract Time shall be deemed final until both parties sign a final and unconditional Change Order, or a court of competent jurisdiction makes a binding determination as described in Section 20.5 and Article 22 below. With respect to non-judicial settlements, final and unconditional Change Orders signed by both parties shall be a condition precedent to Owner’s duty to make payments or adjust the Guaranteed Maximum Price or Contract Time.
20.5 Unresolved Claims. Any Claims or disputes arising out of this Contract which are not resolved by the parties after a reasonable period, may be pursued in accordance with Article 22 hereof. Contractor shall identify in Contractor’s Applications for Progress Payment and Application For Final Payment any such Claims which remain unresolved.
ARTICLE XXI
OWNER’S LENDERS
21.1 Owner’s Lenders. Contractor acknowledges and agrees that Owner has provided notice to Contractor, and Contractor shall before entering into any subcontract or purchase contract provide notice to every Subcontractor and Vendor, that Owner’s funds for construction of the Project, including payment of the Guaranteed Maximum Price, may be borrowed and or derived substantially from one or more lenders providing financing for the Project from time to time (“Owner’s Lenders”), and Owner’s ability to obtain such funds may be subject to one or more loan documents and conditions precedent to advances thereunder. The term “Owner’s Lenders” shall also mean and include any and all trustees, intercreditor agents, disbursement agents, administrative agents, consultants, architects, inspectors, construction managers, auditors and engineers appointed or retained directly or indirectly by or on behalf of any of Owner’s Lenders.
21.2 Assignment and Default. Owner shall have the right to assign the Contract to any one or more Owner’s Lenders. If an event of default by Owner has occurred under any loan documents relating to Owner’s Lenders, Contractor agrees that Owner’s Lenders may at anytime thereafter upon written notice to Contractor (“Lender’s Notification”), require Contractor to continue to perform Work under the Contract, and in such Lender’s Notification, Owner’s Lenders may elect either to (a) not assume any of Owner’s rights or obligations under the Contract, or (b) assume Owner’s rights and obligations arising under the Contract from and after the date of Lender’s Notification. Upon receipt of Lender’s Notification, and notwithstanding any event of default by Owner under any such loan documents and whether Owner’s Lenders elect clause (a) or (b), Contractor shall thereafter continue to properly perform the Work and its obligations under the Contract in accordance with the terms of the Contract, so long as Contractor continues to be paid, by either Owner or Owner’s Lenders in accordance with the terms of this Agreement, for all Work not in dispute and properly performed in accordance with the terms of the Contract from and after the date of Lender’s Notification.

21.3 Owner’s Lenders Election. Notwithstanding any provision of the Contract which may give Contractor the right to terminate the Contract or suspend or discontinue performance thereunder, Contractor agrees not to terminate the Contract or suspend or discontinue performance thereunder without first providing Owner and Owner’s Lenders with fourteen (14) days prior written notice, and during such fourteen (14) days Owner’s Lenders may elect whether to (a) terminate the Contract and not cure any defaults of Owner and not assume any of Owner’s obligations under the Contract, or (b) require Contractor to continue Contractor’s performance under the Contract, but not assume any of Owner’s obligations under the Contract, or (c) assume Owner’s obligations arising under the Contract from and after the date of Owner’s Lenders’ election, and require Contractor to continue Contractor’s performance under the Contract. If Owner’s Lenders shall timely elect to proceed under either clause (b) or (c) herein, Contractor agrees not to terminate the Contract or suspend or discontinue its performance thereunder, and to continue to properly perform all Work and obligations under the Contract in accordance with the terms of the Contract and accept payment and/or performance from Owner or Owner’s Lenders, so long as Contractor continues to be paid in accordance with the terms of this Agreement, for all Work not in dispute and properly performed in accordance with the terms of the Contract after Owner’s Lenders’ election under clause (b) or (c).
21.4 Payment and Work Continuation. Notwithstanding any other provision of the Contract or otherwise, including anything in this Article 21, and unless Owner’s Lenders elect to assume the Contract, Owner’s Lenders shall have no obligation to reimburse or pay Contractor for (a) any Work which has been the subject of a prior advance of loan funds by Owner’s Lenders to Owner and paid to Contractor, and/or (b) any Work which is the subject of a dispute by Owner’s Lenders as to its proper quality, scope or compliance with the Contract. Owner’s Lenders shall have the benefit of all claims, defenses to payment and setoffs available to Owner under the Contract as to amounts that Contractor contends are due for Work under the Contract. Notwithstanding any terms of the Contract to the contrary, Contractor will diligently continue to perform the Work and its obligations under the Contract notwithstanding any dispute arising with Owner, Owner’s Lenders or any other person or entity, so long as Contractor continues to be paid in accordance with the terms of this Agreement for all Work not in dispute and properly performed in accordance with the terms of the Contract and not subject to a right to withhold as provided in the Contract. Except to the extent expressly provided in Section 21.3 hereof, nothing in this Contract, or otherwise, shall cause or impose any obligation on Owner’s Lenders to fund any amounts, including any loan advance, to Contractor. Owner’s Lenders may enforce the obligations of the Contract with the same force and effect as if enforced by Owner, and may (but need not) perform the obligations of Owner (unless Owner’s Lenders elect to perform such obligations pursuant to this Article 21), and Contractor will accept any such performance in lieu of performance by Owner in satisfaction of Owner’s obligations hereunder. Subject to the foregoing limitations on assignment and delegations, all of the terms and provisions of the Contract shall be binding upon and shall inure to the benefit of the parties to this Agreement, and their respective permitted transferees, successors, assigns and legal representatives.

21.5 Payments. Owner’s Lenders shall have the right at any time and from time to time to make payment directly to Contractor and/or by joint payee check to Contractor and any Subcontractor or Vendor, for Work performed under the Contract.
21.6 Audit Rights. Owner’s Lenders shall have and be entitled to all of the same audit and inspection rights, as Owner has under Article 19 of this Agreement.
21.7 Access. Owner’s Lenders shall have and be entitled to all of the same rights to access and inspect the Site and Work, wherever located, as Owner has under the Contract documents, at reasonable times and upon reasonable notice and subject to reasonable safety precautions.
21.8 Material Changes. Contractor and Owner acknowledge and agree that certain Changes, including increases in the Guaranteed Maximum Price and extensions of the Contract Time, may be subject to the approval of Owner’s Lenders and agrees that no such Changes shall become effective without such approval.
21.9 General Cooperation. Contractor agrees to cooperate fully with all such Owner’s Lenders, including Contractor agrees to (a) provide written notice to Owner’s Lenders of any Change in the Work, material Change in the manner or amounts paid to Contractor, extension or acceleration of Contract Time, or material Change in the Drawings or Specifications, (b) authorize Subcontractors and Vendors to communicate directly with Owner’s Lenders regarding the progress of the Work, (c) provide Owner’s Lenders with reasonable working space and access to telephone, copying and telecopying equipment, (d) communicate with Owner’s Lenders and, on request to execute, provide and/or deliver as the case may be, such documents, certificates, consents, invoices and instruments, and other information, as Owner’s Lenders may reasonably request with respect to the Work, the Project and/or payment of the cost thereof, (e) enter into such amendments to the Contract as Owner’s Lenders may reasonably request so long as such amendments do not materially or substantially alter Contractor’s rights, duties or obligations under the Contract Documents, (f) enter into a consent to assignment in favor of Owner’s Lenders consenting to the collateral assignment of the Contract to Owner’s Lenders and (g) otherwise facilitate Owner’s Lenders review of the construction of the Project.

ARTICLE XXII
DISPUTE RESOLUTION AND GOVERNING LAW
22.1 Judicial Determination. All Claims and disputes and other matters in question arising out of or relating to the Contract or the breach thereof, shall be decided by a court of competent jurisdiction in the State or Federal Courts in the City of Baton Rouge, Louisiana. The existence of any claim, dispute or legal proceeding shall not relieve Contractor from its obligation to properly perform its Work as set forth in the Contract Documents.
22.2 Waiver of Jury Trial. The Parties agree to waive their right to a jury trial to resolve all Claims and disputes arising out of relating to the Contract.
22.3 Governing Law. The Contract Documents and any Judicial Determination instituted by the parties pursuant to this Contract shall be governed by the laws of the State of Louisiana.
22.4 Non-Waiver. In resolving disputes arising out of this Contract, it is expressly agreed that no action or failure to act by Owner, Contractor or any agent, representative, employee or officer of either of them (including Owner’s Project Representative and Contractor’s Site manager) shall constitute a waiver of any right or duty afforded to either party in the Contract Documents. It is likewise expressly agreed that any action or failure to act by either party shall not constitute approval of or acquiescence in any breach of this Contract, except as are specifically agreed to in writing by the parties’ corporate officers.
22.5 Severability. The invalidity of any one of the covenants, agreements, conditions or provisions of the Contract Documents, or any portion thereof, shall not affect the remaining portions and the Contract Documents shall be construed as if such invalid covenant, agreement, condition or provision had not been included herein.
ARTICLE XXIII
PROPRIETARY INFORMATION AND USE OF OWNER’S NAME
23.1 Proprietary Information. Owner considers all information (regardless of form) pertaining to the Project to be confidential and proprietary, including information which is prepared or developed by or through Contractor, Owner or Owner’s other contractors, unless otherwise stated to Contractor in writing. Contractor shall not, and shall not allow, suffer or permit any Subcontractors or Vendors to, disclose any such information without Owner’s prior written consent. Contractor shall obtain similar written agreements from each and every Subcontractor and Vendor as Owner may reasonably request.

23.2 Advertising and Use of Owner’s Name. Contractor shall not issue any news releases or any other advertising pertaining to the Work or the Project, including advertising its participation in the Project, without obtaining Owner’s prior written approval. Contractor hereby agrees not to use the name of Owner’s premises, or any variation thereof, or any logos used by Owner, in connection with any of Contractor’s business promotion activities or operations without Owner’s prior written approval. Contractor shall require its Subcontractors and Vendors to comply with the requirements imposed upon Contractor by this Article 23, including obtaining Owner’s prior written consent to the form and content of any promotional or advertising publications or materials which depict or refer to their respective roles in providing Work for the Project.
23.3 Use of Drawings. All plans, Drawings, Specifications and other documents furnished to Contractor, including, but not limited to, the Contract Documents, are the property of Owner and are for use solely with respect to the Work and are not to be used by Contractor or any Subcontractor on any other projects or for any other purpose.
ARTICLE XXIV
MISCELLANEOUS PROVISIONS
24.1 Assignment. Because of the special experience Contractor has represented it has and unique nature of the services to be rendered by Contractor under the Contract Documents, Contractor shall not assign its interest in the Contract or delegate its obligations thereunder without the prior written consent of Owner. Any purported assignment by Contractor without such consent shall be null and void. Owner may at any time and from time to time, upon notice to but without consent of Contractor, assign the Contract or delegate its obligations to an affiliate or subsidiary of Owner, or to an entity which acquires all or substantially all of Owner’s interest in the Project or all or substantially all of the assets or member interests of Owner, and/or change its name from time to time. So long as Owner’s assignee assumes in writing Owner’s obligations and liabilities under the Contract, and Owner represents in writing at the time of assignment that the assignee has at least the same financial status as Owner does at the time of the assignment, Owner shall thereafter be released from its obligations and liabilities under the Contract.

24.2 Subordination. Notwithstanding any other provision of the Contract Documents, Contractor agrees for itself and for every Subcontractor and Vendor and every other person performing any services or providing any materials relating to the Work, that any and all liens and lien rights and benefits (including enforcement rights) Contractor and or any of the other foregoing parties may or do have under applicable law, shall at all times be subordinate and junior to any and all liens, security interests, mortgages, deeds of trust and other encumbrances of any kind (on the Site and otherwise) in favor of any of Owner’s Lenders (“Lender Liens”), notwithstanding that Work may be or is commenced or done on, and materials may be or are furnished to, the Site prior to any Lender Liens being imposed upon or recorded against the Site or any of Owner’s assets and before expiration of the time fixed under applicable law for filing of mechanics and materialmen’s liens. Contractor shall, and Contractor shall cause every Subcontractor and Vendor at every tier, and any other person performing services or providing materials relating to the Work to, sign and deliver to Owner and Owner’s Lenders from time to time upon request by Owner or any of Owner’s Lenders: (a) written and recordable acknowledgments and restatements of the provisions of this Section 24.2 and the subordination described herein, and (b) such affidavits, certificates, releases, indemnitees, waivers and instruments (and in form and content) as Owner’s or Owner’s Lender’s title insurer shall require to allow such insurer to issue such title endorsements as Owner or Owner’s Lenders require (including insuring first priority of Lender Liens). Contractor’s or any Subcontractor’s or Vendor’s, failure, or the failure of any party for whom the foregoing are responsible or liable at law or under the Contract Documents, to provide the items required in clauses (a) and (b) hereinabove upon request, or Owner’s or Owner’s Lender’s inability to obtain at any time endorsements to Owner’s Lender’s title policies (or issuance of initial title policies) insuring first priority of Lender Liens, including without limitation senior to any mechanics’ or materialmen’s lien or lien rights, shall constitute a material default and breach of the Contract Documents and failure of a condition to any payment by Owner owed to Contractor under the Contract or otherwise.
24.3 No Third-Party Beneficiaries. Except as may be expressly provided otherwise in this Contract, this Contract and the obligations of the parties are intended for the sole benefit of the parties and shall not create any rights in any other person or entity whatsoever except Owner and the Contractor.
24.4 Enforceability. In the event that any provision in the Contract Documents or any portion thereof is determined to be invalid, unenforceable or void, the remainder of the Contract Documents shall be fully binding with the same force and effect as though the invalid, unenforceable or void provision had been omitted.
24.5 Headings. Section and other headings are not to be considered part of this Agreement, have been included solely for the convenience of the parties, and are not intended to be full or accurate descriptions of the contents.
24.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.7 Legal Fees. The losing party shall promptly pay to the prevailing party as determined by a court of competent jurisdiction all costs, disbursements and reasonable attorneys’ fees incurred in connection with any legal action, including mediation, in whole or in part, based on a breach of the Contract or other dispute arising out of or in connection with the Contract, including any Claim, or to enforce its rights under the Contract.
24.8 Waiver. No modifications of the Contract shall be binding unless executed in writing by the parties to this Agreement. No waiver of any of the provisions of the Contract shall be binding unless executed in writing by the waiving party, and any such waiver shall not constitute a waiver of any other provision of the Contract, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.
24.9 Intent of the Parties. It is the express intent of the parties that both parties completely and unconditionally waive to the full extent allowable each and all of those provisions of Louisiana law that are in conflict with the provisions of this Agreement, provided, however, Owner and Contractor acknowledge that some applicable provisions of the Louisiana law cannot be waived. Accordingly, to the extent the foregoing waiver is expressly prohibited as to certain provisions thereof, the waiver shall not be deemed to extend to those non-waivable provisions of applicable Louisiana law. In such circumstances, if any, where one or more provisions of this Agreement are in conflict with provisions of the applicable Louisiana law that cannot be waived, the offending portions of the provision in this Agreement shall be interpreted so as to be consistent with the non-waivable sections of Louisiana law. To the extent such interpretation renders any portions of this Agreement ineffective, it is the intent of the parties that only such offending portion shall be so deemed, and the remainder of the provisions in this Agreement shall be of full force and effect.
24.10 Survival. Subject to the provisions of Section 5.8.7 hereof, the provisions of this Agreement, including Contractor’s covenants, representations, guaranties, releases, warranties and indemnitees and the benefit thereof, shall survive as valid and enforceable obligations notwithstanding any termination, cancellation or expiration of the Contract, acceptance of the Work, Final Completion of the Work or Project, or any combination of them. Establishment of the time periods as described in Article 10 hereof relates only to the specific obligations of Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents are sought to be enforced, nor to the time within which proceedings are commenced to establish Contractor’s liability with respect to Contractor’s obligations other than specifically to correct the Work.

24.11 Independent Contractor. While Contractor is required to perform the Work in strict accordance with the Contract Documents, Contractor shall at all times be an independent contractor and responsible for and have control over all construction means, methods, techniques, sequences and procedures for constructing, coordinating and scheduling all portions of the Work to achieve the requirements of the Contract Documents. Nothing in the Contract Documents shall be deemed to imply or represent or be construed to (a) make Contractor, its supervisors, employees, its Subcontractors or Vendors of any tier the agents, representatives or employees of Owner, or (b) create any partnership, joint venture, or other association or relationship between Owner and Contractor or any Subcontractor, nor shall anything contained in the Contract Documents be deemed to give any third party any claim or right of action against Owner or Contractor which does not otherwise exist without regard to the Contract Documents. Any approval, review, inspection, supervision direction or instruction by Owner or any party on behalf of Owner, including any of Owner’s Lenders, in respect to the Work or services of Contractor shall relate to the results Owner desires to obtain from the Work, and shall in no way affect Contractor’s independent contractor status or obligation to perform the Work in accordance with the Contract Documents.
24.12 Pinnacle Entertainment’s Compliance Committee. Contractor, upon written request of Owner, shall promptly provide Owner with any information required by Owner or the compliance committee of Owner (“Compliance Committee”) with respect to Contractor or its affiliates (including their respective officers, directors and shareholders) financial condition, litigation, indictments, criminal proceedings, and the like in which they are or may have been involved, if any, (“Requested Information”) in order for the Compliance Committee to determine that the Requested Information does not disclose any fact which might adversely affect, in any manner, any gaming license or permits held by Owner or the current stature Owner with any gaming commission, board or similar regulatory agency. In the event that Contractor shall fail to provide the Requested Information promptly, or if information with respect to Contractor or its respective affiliates (whether provided by Consultant or its respective affiliates), in the opinion of the Compliance Committee, might adversely affect any gaming licenses or permits held by Owner or the current stature of Owner with any gaming commission, board or similar governmental or regulatory agency, then Owner shall have the right to terminate the Agreement immediately upon written notice to Contractor, and the parties shall have no further obligation or liability hereunder.
24.13 MBE/WBE and Louisiana Businesses. It is the policy of Pinnacle Entertainment, Inc. and each of its component institutions, subsidiaries and/or sister companies (“Pinnacle”) to promote and encourage contracting and subcontracting opportunities for Minority and Women Business Enterprises (“MBE/WBE”) as well as locally owned and operated businesses in the states in which Pinnacle conducts business. Accordingly, the Owner requires Contractor to use its reasonable best efforts to engage MBE/WBE and Louisiana owned and operated businesses on the Project. Certification of firms will be in accordance with standard practices in the region/state where the Project is located. Contractor shall maintain records of the MBE/WBE and Louisiana owned and operated businesses utilized by Contractor and all Subcontractors and Vendors in the performance of the Work. These records shall be maintained throughout the performance of this Agreement and for a period of 3 years after the termination of this Agreement. From time to time at the request of Owner, Contractor shall provide written reports to Owner of the MBE/WBE and Louisiana owned and operated businesses utilized by Contractor, Subcontractors and Vendors in the performance of the Work. Contractor shall require all Subcontractors and Vendors to comply with the contracting goals and the recordkeeping and reporting requirements set forth in this Section.

24.14 Highly Regulated Gaming Establishment. Contractor acknowledges that the Project includes the construction of a gaming facility and that the construction and operation of a gaming facility are highly regulated. Without limiting the generality of the foregoing, Contractor acknowledges (a) that Owner’s construction and operation of the Project are subject to the Louisiana Gaming Control Law, including the Louisiana Riverboat Economic Development and Gaming Control Act, and the applicable gaming regulations (collectively, the “Louisiana Gaming Laws”), and (b) that the Louisiana Gaming Control Board (the “Gaming Board”) is the sole and exclusive regulatory and supervisory board for gaming operations and activities in Louisiana, including Owner’s construction and operation of the Project. Notwithstanding anything to the contrary in this Agreement, the Louisiana Gaming Laws and the regulatory and supervisory authority of the Gaming Board shall control over any contrary or conflicting provisions in this Agreement. Furthermore, Contractor acknowledges that, pursuant to the Louisiana Gaming Laws, Owner is obligated to ensure that certain persons who provide certain goods and/or services to Owner must be properly licensed or permitted by the Gaming Board. Prior to performing any portion of the Work, Contractor, at its sole cost and expense, shall obtain all licenses and permits required by the Louisiana Gaming Laws or the Gaming Board, including, if applicable, a finding of suitability. Contractor shall maintain any such required licenses and permits for the entire term of this Agreement. Contractor shall also ensure that all Subcontractors and Vendors who are required to be so licensed or permitted also obtain and maintain such licenses and permits for the entire period in which they are performing any portion of the Work, all to the extent required by the Louisiana Gaming Laws or the Gaming Board in order for such Subcontractors and Vendors to perform the Work. Notwithstanding anything to the contrary in this Agreement, neither Contractor nor any Subcontractor or Vendor shall perform any Work if the Contractor, Subcontractor or Vendor is required to be but is not properly licensed or permitted pursuant to the requirements of the Louisiana Gaming Laws or the Gaming Board. Owner shall have the right to terminate this Agreement pursuant to Section 17.1 (but without any notice or opportunity to cure) if there is a breach of any of the obligations under this Section 24.14.
24.15 Entire Agreement. The Contract Documents, as defined in Section 1.5 above, set forth the full and complete understanding of the parties as of the Effective Date of this Contract and supersede any and all agreements, understandings and representations made or dated prior thereto. Unless specifically enumerated or incorporated herein, the Contract Documents do not include any other documents, any qualifications to the Guaranteed Maximum Price or Contract Time contained in Contractor’s bid or any correspondence or other proposals by either party dated prior to the Effective Date. No modifications of the Contract shall be binding unless executed in writing by the parties to this Agreement. Each and all of the Exhibits A through and including P referenced in this Agreement are hereby expressly incorporated herein by this reference.

ARTICLE XXV
NOTICES
25.1 Notice Procedures. All notices, demands, requests, instructions and other communications relating to the Contract Documents (collectively, “Notices”), shall be in writing and effective upon actual receipt by the parties at the addresses listed below, whether sent by facsimile transmission (so long as received during normal business hours), regular mail or certified mail. Any notices sent by certified mail shall be effective not later than the date of delivery designated by the U.S. Postal Service.
25.2 Notices to Owner. All Notices to Owner (except requests for information, Shop Drawing submittals, instructions and similar notices) shall be sufficient when sent in accordance with Section 25.1 above and addressed as follows:
Cliff Kortman
President, Pinnacle Design & Construction
Pinnacle Entertainment, Inc.
9555 Hillwood Drive
Suite 140
Las Vegas, NV 89134
Contractor shall concurrently with delivery to Owner provide to Owner’s Lenders copies of all Notices (except requests for information, Shop Drawing submittals, instructions and similar notices) at an address or addresses to be provided, with copies to:
25.3 Notices to Contractor. All Notices to Contractor shall be sufficient when sent as set forth in Section 25.1 above and addressed as follows:
Duane Duffy
Manhattan Construction
2120 Montrose Boulevard
Houston, TX 77006
25.4 Change of Address. Either party may, from time to time, designate in accordance with this Article 25 a different individual and/or address to which Notices are to be delivered.

IN WITNESS WHEREOF, The parties hereby execute this Agreement by signature of their respective duly authorized representatives as of the Effective Date hereof.

PNK (BATON ROUGE) PARTNERSHIP

By:	PNK DEVELOPMENT 8, LLC

Its:	Managing Partner

	By:	PINNACLE ENTERTAINMENT, INC.

	Its:	Sole Member

		By:	/s/ Clifford D. Kortman

		Its:	Executive Vice President, Construction and Development

MANHATTAN CONSTRUCTION COMPANY

By:	/s/ Duane K. Duffy

	Its:	Executive V.P.

EXHIBIT A
DESCRIPTION OF SITE

NO BUILDINGS
VACANT PARCEL

AN ALTA/ACSM LAND TITLE SURVEY OF A PORTION OF SECTIONS 40, 41, 43, 44, 77 & 78, TOWNSHIP 8 SOUTH, RANGE 1 EAST, Greensburg Land District, East Baton Rouge Parish.

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY
PARCEL I
(Chatsworth — Tract A)
ONE (1) CERTAIN TRACT OR PARCEL OF GROUND, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in the Parish of East Baton Rouge, Louisiana, in Sections 40, 41, 77 and 78, Township 8 South, Range 1 East, Greensburg Land District, and being designated as TRACT A, containing 342.60 acres, on a map entitled “Map Showing Subdivision of a Certain 374.51 Acre Tract and a certain 8.09 Acre Tract, Being a Portion of the Chatsworth Plantation into Tracts A & B Located in Sections 40, 41, 77 & 78, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, for Chatsworth Estates, L.L.C., Claude Penn, Jr. & Yendalg, L.L.C.” prepared by Alvin Fairburn, Jr., P.L.S., Alvin Fairburn & Associates, LLC, dated March 8, 2007, revised August 10, 2007, a copy of which map is recorded as Original 577, Bundle 12000, of the official records of the Clerk and Recorder for East Baton Rouge Parish, Louisiana; said Tract A having such bearings and dimensions and being subject to such servitudes and building line restrictions of record and as shown on said map.
PARCEL III
(Chatsworth — Batture)
One certain tract or parcel of land, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in Sections 40, 41, 77 and 78, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, containing 58 acres, more or less, being more particularly described as follows. COMMENCE at the most Northwest corner of Tract B as per the “Map Showing Subdivision of a Certain 374.51 Acre Tract & a Certain 8.09 Acre Tract, Being a Portion of the Chatsworth Plantation into Tracts A & B Located in Sections 40, 41, 77 & 78, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, for Chatsworth Estates, LLC, Claude Penn, Jr., and Yendalg, LLC,” by Alvin Fairburn, Jr., P.L.S., Alvin Fairburn & Associates, LLC, dated March 8, 2007, revised August 10, 2007, a copy of which map is recorded as Original 577, Bundle 12000 of the official records of the Clerk and Recorder for East Baton Rouge Parish, Louisiana; thence go South 14 degrees 03 minutes 40 seconds West along the Westerly line of the aforesaid Tract B, and an extension thereof, a distance of 5637.19 feet to the POINT OF BEGINNING; thence go South 66 degrees 54 minutes 19 seconds East a distance of 2140.03 feet; thence go South 61 degrees 22 minutes 21 seconds East a distance of 1848.26 feet to the section line common to Sections 41 and 43, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana; thence go South 52 degrees 51 minutes 49 seconds West along the aforesaid common section line a distance of 770 feet, more or less, to the mean low water line of the northeasterly bank of the Mississippi River; thence meander Northwesterly along the aforesaid mean low water line approximately 3500 feet to the intersection of a line passed through the Point of Beginning, having a bearing of South 14 degrees 03 minutes 40 seconds West; thence, departing the aforesaid low mean water line, go North 14 degrees 03 minutes 40 seconds East a distance of 700.00 feet, more or less, to the POINT OF BEGINNING.

PARCEL IV
(Chatsworth — River Road and Levee)
One certain tract or parcel of land, together with all the buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in Sections 40, 41, 77 and 78, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, containing 28.007 acres, more or less, being more particularly described as follows. COMMENCE at the most Northwest corner of Tract B as per the “Map Showing Subdivision of a Certain 374.51 Acre Tract & a Certain 8.09 Acre Tract, Being a Portion of the Chatsworth Plantation into Tracts A & B Located in Sections 40, 41, 77 & 78, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana, for Chatsworth Estates, LLC, Claude Penn, Jr., and Yendalg, LLC,” by Alvin Fairburn, Jr., P.L.S., Alvin Fairburn & Associates, LLC, dated March 8, 2007, revised August 10, 2007, a copy of which map is recorded as Original 577, Bundle 12000 of the official records of the Clerk and Recorder for East Baton Rouge Parish, Louisiana; thence go South 14 degrees 03 minutes 40 seconds West along the Westerly line of the aforesaid Tract B a distance of 5342.00 feet to the Northerly right of way line of River Road (Apparent 80’ R/W) and the POINT OF BEGINNING; thence, traversing along said right of way line for the following seven (7) courses, go South 66 degrees 55 minutes 26 seconds East a distance of 671.29 feet; thence go South 66 degrees 59 minutes 25 seconds East a distance of 1371.43 feet to a point of curvature; thence go along the arc of a curve to the right, having a radius of 5769.58 feet (Delta Angle = 04 degrees 57 minutes 52 seconds, Chord Bearing = South 64 degrees 29 minutes 11 seconds East, Chord Distance = 499.76 feet) for an arc distance of 499.92 feet to the point of tangency; thence go South 61 degrees 56 minutes 34 seconds East a distance of 1185.92 feet to a point of curvature; thence go along the arc of a curve to the right, having a radius of 1472.40 feet (Delta Angle = 10 degrees 48 minutes 00 seconds, Chord Bearing = South 56 degrees 33 minutes 06 seconds East, Chord distance = 277.13 feet) for an arc distance of 277.54 feet to the point of tangency; thence go South 51 degrees 11 minutes 32 seconds East a distance of 75.13 feet; thence go South 46 degrees 11 minutes 04 seconds East a distance of 74.63 feet; thence, departing the aforesaid northerly right of way line, go South 47 degrees 12 minutes 57 seconds West a distance of 275.83 feel to the section line common to Sections 41 and 43, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana; thence go North 61 degrees 22 minutes 21 seconds West a distance of 1848.26 feet; thence go North 66 degrees 54 minutes 19 seconds West a distance of 2140.03 feet; thence go North 14 degrees 03 minutes 40 seconds East a distance of 295.19 feet to the POINT OF BEGINNING.

PARCEL V
(Lot B)
ONE (1) CERTAIN LOT OR PARCEL OF GROUND, situated in the Parish of East Baton Rouge, State of Louisiana, in Sections 43 & 44, T8S, R1E, and being designated as LOT B, containing 32.842 acres, on a map entitled “Boundary Survey & Resubdivision of Tracts 1, 3 and Unsubdivided Portion of Longwood Plantation into Lots A, B, C, D, E & F Located in Sections 43 & 44, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana”, for Alma Fritchie, prepared by David B. Fazekas, PLS, Ferris Engineering & Surveying, Inc., dated October 10, 1996, a copy of which map is recorded as Original 970, Bundle 10751, of the official records of the Clerk and Recorder for East Baton Rouge Parish, Louisiana; said Lot B having such bearings and dimensions and being subject to such servitudes and building line restrictions of record and as shown on said map.
Less and Except Parcel 1-1 sold to the State of Louisiana for State Project No. 257-03-15, La. 30- La. 42 (Gardere Lane), Route La. 327 (Spur) pursuant to act of sale, registered on December 29, 1986 in Original 105, Bundle 9888.
PARCEL VII
(Lot E)
ONE (1) CERTAIN LOT OR PARCEL OF GROUND, situated in the Parish of East Baton Rouge, State of Louisiana, in Sections 43 & 44, T8S, R1E, and being designated as LOT E, containing 27.918 acres, on a map entitled “Boundary Survey & Resubdivision of Tracts 1, 3 and Unsubdivided Portion of Longwood Plantation into Lots A, B, C, D, E & F Located in Sections 43 & 44, Township 8 South, Range 1 East, Greensburg Land District, East Baton Rouge Parish, Louisiana”, for Alma Fritchic, prepared by David B. Fazekas, PLS, Ferris Engineering & Surveying, Inc., dated October 10, 1996, a copy of which map is recorded as Original 970, Bundle 10751, of the official records of the Clerk and Recorder for East Baton Rouge Parish, Louisiana; said Lot E having such bearings and dimensions and being subject to such servitudes and building line restrictions of record and as shown on said map.

EXHIBIT B
PROJECT SCHEDULE

To be provided

EXHIBIT C
CONTRACTOR’S PERSONNEL

To be provided

EXHIBIT D
CONTRACTOR OWNED EQUIPMENT

To be provided

EXHIBIT E
DRAWINGS

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

			PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
REVISION	SHEET #	SHEET TITLES
		TOTAL ARCHITECTURAL SHEETS	23
		TOTAL CIVIL SHEETS	81
		TOTAL STRUCTURAL SHEETS	58
		TOTAL MECHANICAL SHEETS	2
		TOTAL PLUMBING SHEETS	1
		TOTAL ELECTRICAL SHEETS	1
		TOTAL NAVAL SHEETS	28
		TOTAL LIGHTING SHEETS
		TOTAL SECURITY SHEETS
		TOTAL FOOD SERVICE SHEETS
		TOTAL INTERIOR DESIGN SHEETS
		TOTAL LANDSCAPE SHEETS

		TOTAL ALL SHEETS	194

		TOTAL NARRATIVE OF DESIGN PACKAGES	2

SUMMARY	1 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
ARCHITECTURAL
REVISION	SHEET #	SHEET TITLES
	A0.0.00	COVER SHEET	*
	A0.0.01	SHEET INDEX	*

	A1.1.03	SITE PLAN	*
	A1.3.01	CASINO FLOOR PLAN — LEVEL 1	*
	A1.3.02	CASINO FLOOR PLAN — LEVEL 2	*

	A2.2.01	HOTEL FLOOR PLAN — LEVEL 1	*
	A2.2.02	HOTEL FLOOR PLAN — LEVEL 2	*
	A2.2.03	HOTEL FLOOR PLAN — LEVEL 3	*
	A2.2.04	HOTEL FLOOR PLAN — LEVEL 4	*
	A2.2.05	HOTEL FLOOR PLAN — LEVEL 5	*

	A2.4.01	HOTEL ROOF PLAN	*

	A3.2.01	CASINO EXTERIOR ELEVATIONS	*
	A3.2.02	CASINO EXTERIOR ELEVATIONS	*
	A3.2.03	CASINO EXTERIOR ELEVATIONS	*
	A3.2.04	CASINO EXTERIOR ELEVATIONS	*

	A3.3.01	HOTEL EXTERIOR ELEVATIONS	*
	A3.3.02	HOTEL EXTERIOR ELEVATIONS	*
	A3.3.03	HOTEL EXTERIOR ELEVATIONS	*

	A4.3.01	HOTEL BUILDING SECTIONS	*

	A7.6.01	ENLARGED HOTEL GUESTROOM PLANS	*

	A8.2.01	EXTERIOR DETAILS	*
	A9.6.01	PARTITION FRAMING DETAILS AND NOTES	*

ARCHITECTURAL	2 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
SHEET		SET
NUMBER	SHEET TITLES	25 FEB 10
A9.6.02	CEILING DETAILS	*

	TOTAL ARCHITECTURAL SHEETS	23

ARCHITECTURAL	3 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
CIVIL
REVISION	SHEET #	SHEET TITLES
	T1	TITLE AND VICINITY MAP	*
	T2	INDEX AND KEYMAP	*
	C-1	EXISTING CONDITIONS	*
	C-2	OVERALL SITE PLAN	*
	C-3.1	DEMOLITION LAYOUT	*
	C-3.2	DEMOLITION LAYOUT	*
	C-4.1	BASELINE LAYOUT	*
	C-4.2	BASELINE LAYOUT	*
	C-5.1	PAVING LAYOUT	*
	C-5.2	PAVING LAYOUT	*
	C-5.3	SECTIONS	*
	C-5.4	SECTIONS	*
	C-5.5	SECTIONS	*
	C-5.6	SECTIONS	*
	C-5.7	SECTIONS	*
	C-5.8	SECTIONS	*
	C-5.9	SECTIONS	*
	C-5.10	SECTIONS	*
	C-6.1	GEOMETRIC LAYOUT	*
	C-6.2	GEOMETRIC LAYOUT	*
	C-6.3	GEOMETRIC LAYOUT	*
	C-6.4	GEOMETRIC LAYOUT	*
	C-6.5	GEOMETRIC LAYOUT	*
	C-6.6	GEOMETRIC LAYOUT	*
	C-6.7	GEOMETRIC LAYOUT	*
	C-6.8	GEOMETRIC LAYOUT	*
	C-6.9	CURVE DATA TABLES	*
	C-7.1	DRAINAGE LAYOUT	*
	C-7.2	DRAINAGE LAYOUT	*
	C-7.3	DRAINAGE LAYOUT	*

CIVIL	4 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
SHEET		SET
NUMBER	SHEET TITLES	25 FEB 10
C-7.4	DRAINAGE LAYOUT
C-7.5	DRAINAGE LAYOUT	*
C-7.6	DRAINAGE LAYOUT	*
C-7.7	DRAINAGE LAYOUT	*
C-7.8	DRAINAGE LAYOUT	*
C-7.9	DRAINAGE STRUCTURE AND STORM DRAIN DATA	*
C-7.10	OVERALL DRAINAGE PLAN	*
C-8.1	GRADING LAYOUT	*
C-8.2	GRADING LAYOUT	*
C-8.3	GRADING LAYOUT	*
C-8.4	GRADING LAYOUT	*
C-8.5	GRADING LAYOUT	*
C-8.6	GRADING LAYOUT	*
C-8.7	GRADING LAYOUT	*
C-8.8	GRADING LAYOUT	*
C-9.1	PLAN AND PROFILE — BASELINE A	*
C-9.2	PLAN AND PROFILE — BASELINE A	*
C-9.3	PLAN AND PROFILE — BASELINE A	*
C-9.4	PLAN AND PROFILE — BASELINE A	*
C-9.5	PLAN AND PROFILE — BASELINE A	*
C-9.6	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-9.7	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-9.8	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-9.9	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-9.10	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-9.11	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-9.12	PLAN AND PROFILE — U.S. ARMY CORPS BASELINE	*
C-10.1	BASIN LAYOUT	*
C-12.1	STRIPING AND SIGNAGE LAYOUT	*
C-12.2	STRIPING AND SIGNAGE LAYOUT	*
C-12.3	STRIPING AND SIGNAGE LAYOUT	*
C-12.4	STRIPING AND SIGNAGE LAYOUT	*
C-12.5	STRIPING AND SIGNAGE LAYOUT	*

CIVIL	5 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
SHEET		SET
NUMBER	SHEET TITLES	25 FEB 10
C-12.6	STRIPING AND SIGNAGE LAYOUT	*
C-12.7	STRIPING AND SIGNAGE LAYOUT	*
C-12.8	STRIPING AND SIGNAGE LAYOUT	*
C-12.9	STRIPING AND SIGNAGE DETAILS	*
C-13.1	ADA LAYOUT AND DETAILS	*
C-13.2	MISCELLANEOUS DETAILS	*
C-13.3	MISCELLANEOUS DETAILS	*
C-13.4	CONCRETE SLOPED PAVEMENT LAYOUT AND DETAILS	*
C-14.1	UTILITY LAYOUT	*
C-14.2	UTILITY LAYOUT	*

S-1	SITE STRUCTURAL LAYOUT	*
S-2	PEDESTRIAN BRIDGE	*
S-3	CASINO ACCESS PLATFORM	*
S-4	LEVEE ACCESS DRIVE STRUCTURE	*
S-5	T-WALL DETAILS	*
R-1.1	BASIN ARMORMENT DETAILS	*
R-2.1	BASIN ARMORMENT DETAILS	*
R-3.1	BASIN ARMORMENT DETAILS	*

	TOTAL CIVIL SHEETS	81

CIVIL	6 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
STRUCTURAL
REVISION	SHEET #	SHEET TITLES
HOTEL
	S0.01	COVER SHEET	*
	S0.11	GENERAL NOTES	*
	S0.12	GENERAL NOTES	*

	S2.00	PILE CAPACITY PLAN	*

	S2.01	HOTEL FOUNDATION PLAN	*
	S2.01.1	CENTRAL PLAN FOUNDATION PLAN	*
	S2.02	LEVEL 1 FRAMING PLAN	*
	S2.02.1	CENTRAL PLANT SLAB FRAMING PLAN	*
	S2.03	LEVEL 2 FRAMING PLAN	*
	S2.04	LEVELS 3-5 FRAMING PLAN	*
	S2.05	ROOF FRAMING PLAN	*

	S3.02	WALL ELEVATIONS	*

	S4.11	COLUMN DETAILS	*
	S4.21	COLUMN DETAILS	*

	S5.01	SECTIONS AND DETAILS	*
	S5.02	SECTIONS AND DETAILS	*
	S5.03	SECTIONS AND DETAILS	*
	S5.04	SECTIONS AND DETAILS	*
	S5.11	SECTIONS AND DETAILS	*
	S5.12	SECTIONS AND DETAILS	*
	S5.13	SECTIONS AND DETAILS	*
	S5.21	SECTIONS AND DETAILS	*
	S5.31	SECTIONS AND DETAILS	*
	S5.41	SECTIONS AND DETAILS	*

STRUCTURAL	7 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
SHEET		SET
NUMBER	SHEET TITLES	25 FEB 10
S5.42	SECTIONS AND DETAILS	*

S6.11	PILE CAP PLANS	*
S6.12	PILE CAP PLANS	*

CASINO
S0.01	COVER SHEET	*
S0.11	GENERAL NOTES	*
S0.12	GENERAL NOTES	*

S1.11	NET WIND LOAD UPLIFT PLAN	*
S1.12	GROSS WIND LOAD DOWNWARD PRESSURE PLAN	*

S2.00	PILE CAP TYPES PLAN	*
S2.00A	FOUNDATION PLAN	*
S2.00B	FOUNDATION PLAN	*
S2.00C	FOUNDATION PLAN	*
S2.00D	FOUNDATION PLAN	*
S2.01A	LEVEL 1 FRAMING PLAN	*
S2.01B	LEVEL 1 FRAMING PLAN	*
S2.01C	LEVEL 1 FRAMING PLAN	*
S2.01D	LEVEL 1 FRAMING PLAN	*
S2.03A	LEVEL 2 FRAMING PLAN	*
S2.03B	LEVEL 2 FRAMING PLAN	*
S2.03C	LEVEL 2 FRAMING PLAN	*
S2.03D	LEVEL 2 FRAMING PLAN	*
S2.11A	ROOF LEVEL 1 FRAMING PLAN	*
S2.11B	ROOF LEVEL 1 FRAMING PLAN	*
S2.11C	ROOF LEVEL 1 FRAMING PLAN	*
S2.11D	ROOF LEVEL 1 FRAMING PLAN
S2.12A	ROOF LEVEL 2 FRAMING PLAN	*

STRUCTURAL	8 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
SHEET		SET
NUMBER	SHEET TITLES	25 FEB 10
S2.12B	ROOF LEVEL 2 FRAMING PLAN	*

S3.01	BRACE ELEVATIONS	*
S3.12	TRUSS PROFILES	*

S5.11	SECTIONS AND DETAILS CONCRETE	*
S5.21	SECTIONS AND DETAILS STEEL	*
S5.22	SECTIONS AND DETAILS STEEL	*
S5.31	SECTIONS AND DETAILS BRACE CONN. SCHEDULE	*
S5.41	SECTIONS AND DETAILS TRUSS	*

	TOTAL STRUCTURAL SHEETS	58

STRUCTURAL	9 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
MECHANICAL
REVISION	SHEET #	SHEET TITLES
	MEP0.00	SITE PLAN, MECHANICAL, ELECTRICAL, PLUMBING	*
	M1.00	CENTRAL PLANT MECHANICAL PLAN	*

		TOTAL MECHANICAL SHEETS	2

MECHANICAL	10 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
PLUMBING
REVISION	SHEET #	SHEET TITLES
	P1.00	CENTRAL PLANT PLUMBING PLAN	*

		TOTAL PLUMBING SHEETS	1

PLUMBING	11 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
ELECTRICAL
REVISION	SHEET #	SHEET TITLES
	E2.01	CENTRAL PLANT ELECTRICAL PLAN	*

		TOTAL ELECTRICAL SHEETS	1

ELECTRICAL	12 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
NAVAL
REVISION	SHEET #	SHEET TITLES
	NA-A45	COVER SHEET	*
	NA-A10	PILE ARRANGEMENT	*
	NA-A11	HOLD & TANK ARRANGEMENT	*
	NA-A12	BARGE MAIN DECK ARRANGEMENT	*
	NA-A13	LOWER CASINO DECK ARRANGEMENT	*
	NA-A14	UPPER CASINO DECK ARRANGEMENT	*
	NA-A15	ROOF DECK ARRANGEMENT	*
	NA-A19	TRUSS KEY PLAN	*
	NA-A20	BARGE TRUSS WIREFRAME ARRANGEMENT	*
	NA-A21	TRANSVERSE SITE SECTIONS	*
	NA-A22	LONGITUDINAL SITE SECTION	*
	NA-A24	ELEVATION SECTIONS THROUGHOUT CONSTRUCTION	*
	NA-C48	WELDING SCHEDULE	*
	NA-F63	HATCH SCHEDULE	*
	NA-P10	BALLAST PIPING DIAGRAM (1 OF 2)	*
	NA-P10	BALLAST PIPING DIAGRAM (2 OF 2)	*
	NA-P38	VENTS & SOUND DIAGRAM	*
	NA-S20	TYPICAL BARGE TRANSVERSE SECTIONS	*
	NA-S25	TYPICAL BARGE TRANSVERSE W.T. BULKHEADS (1 OF 2)	*
	NA-S25	TYPICAL BARGE TRANSVERSE W.T. BULKHEADS (2 OF 2)	*
	NA-S30	TYPICAL BARGE LONGITUDINAL SECTION (1 OF 2)	*
	NA-S30	TYPICAL BARGE LONGITUDINAL SECTION (2 OF 2)	*
	NA-S40	BOTTOM SHELL SCANTLINGS	*
	NA-S41	MAIN DECK SCANTLINGS	*
	NA-S60	STRUCTURAL TRUSS ABOVE BARGES (1 OF 2)	*
	NA-S60	STRUCTURAL TRUSS ABOVE BARGES (2 OF 2)	*
	NA-S85	PILE CAP DETAILS	*
	NA-S86	PILE CAPTURE DEVICE DETAILS	*

		TOTAL NAVAL SHEETS	28

NAVAL	13 of 14

2965 S. Jones Blvd., Ste C • Las Vegas, NV 89146
TEL 702.940.0000 • FAX 702.940.0001
BATON ROUGE CASINO HOTEL • Project No. 141039
PROGRESS SET

PROGRESS
	SHEET		SET
	NUMBER	SHEET TITLES	25 FEB 10
NARRATIVES OF DESIGN
REVISION	SHEET #	SHEET TITLES
		MEPF SYSTEMS DESCRIPTION. Dated Feb 23, 2010	*
		MARINE DESIGN AND CONSTRUCTION. Dated Feb 20, 2010	*

		TOTAL NARRATIVES OF DESIGN PACKAGESS	2

NARRATIVES	14 of 14

EXHIBIT F
THE WORK

The Work shall consist of a new hotel and casino with the following components:
100 room hotel
Two level casino barge
Casino barge basin including foundations and mooring piling
Relocation of River Road
Elevated roadway to Casino
Pedestrian walkway from Hotel to Casino
Swimming Pool
Surface Parking
The Work described above is consistent with the Project Design Development Documents, Plans and Specifications as prepared by Bergman, Walls and Associates and dated February 25, 2010.

EXHIBIT G
GMP PREMISES AND ASSUMPTIONS

To be provided on the date set forth in Addendum 1 to the Agreement.

EXHIBIT H
CONDITIONAL WAIVER AND RELEASE UPON
PROGRESS PAYMENT

CONDITIONAL WAIVER AND RELEASE
UPON PROGRESS PAYMENT
STATE OF LOUISIANA
PARISH OF
Upon receipt by the undersigned of a check from PNK (BATON ROUGE) PARTNERSHIP in the sum of $                            payable to                                            and when the check has been properly endorsed and has been paid by the bank upon which it is drawn, this document shall become effective to release any mechanic’s lien, stop notice, privilege, claim or bond right the undersigned has on the job of PNK (BATON ROUGE) PARTNERSHIP for PNK (BATON ROUGE) PARTNERSHIP Project#                       Project Description                      , located at                                                                  to the following extent.
THIS RELEASE COVERS A PROGRESS PAYMENT FOR LABOR, SERVICES, EQUIPMENT OR MATERIALS FURNISHED TO PNK (BATON ROUGE) PARTNERSHIP THROUGH                                          ONLY, AND DOES NOT COVER ANY RETENTIONS RETAINED BEFORE OR AFTER THE RELEASE DATE. BEFORE ANY RECIPIENT OF THIS DOCUMENT RELIES ON IT, SAID PARTY SHOULD VERIFY EVIDENCE OF PAYMENT TO THE UNDERSIGNED.
DATED this                       day of                                           , 201__.

CONTRACTOR/LABORER/SUPPLIER:

By:

Title:

Sworn and subscribed before me, Notary, this day of , 201__.

, NOTARY PUBLIC

EXHIBIT I
UNCONDITIONAL WAIVER AND RELEASE UPON
PROGRESS PAYMENT

UNCONDITIONAL WAIVER AND RELEASE
UPON PROGRESS PAYMENT
STATE OF LOUISIANA
PARISH OF
The undersigned has been paid and has received progress payments totaling $                     for labor, services, equipment or materials furnished to PNK (BATON ROUGE) PARTNERSHIP for the PNK (BATON ROUGE) PARTNERSHIP Project#                       Description                                                                , located at                                                                , and does hereby unconditionally release any mechanic’s lien, privilege, stop notice and claim upon any bond and rights thereto that the undersigned has on the above referenced job for any and all materials and work furnished on or before the date of                      , except for the following claims:                                                                                                                                                                                                                   .
The undersigned does hereby represent and warrant that the undersigned has or will fully pay for all labor, services, equipment and materials, any and all union, welfare, pension, vacation or other contributions or benefits required to be made on account of the employment of such laborers and mechanics so provided by the undersigned and does hereby agree to indemnify and hold each of the foregoing, the Project, work of improvement and real property, free and harmless from any and all claims or liens arising or resulting from any non payment of any of the foregoing through the date indicated herein.
THIS RELEASE COVERS A PROGRESS PAYMENT FOR LABOR, SERVICES, EQUIPMENT AND/OR MATERIAL FURNISHED TO PNK (BATON ROUGE) PARTNERSHIP THROUGH THE ABOVE REFERENCED DATE ONLY AND DOES NOT COVER ANY RETENTION OR ITEMS FURNISHED AFTER SAID DATE OR THE CLAIMS REFERENCED ABOVE.
DATED this                       day of                                           , 201__.

CONTRACTOR/LABORER/SUPPLIER:

By:

Title:

Sworn and subscribed before me, Notary, this day of , 201__.

, NOTARY PUBLIC

EXHIBIT J
CONTRACTOR’S CERTIFICATE

CONTRACTOR’S CERTIFICATE
TO: PNK (BATON ROUGE) PARTNERSHIP (“Owner”),                                          (“Lender”), and each of their members, officers, partners, employees and agents and their respective successors, assigns and personal representatives.
RE: Project:                      Casino Resort
Application For Payment No.
Application For Payment period ending:
The undersigned                                          , hereby warrants, certifies, and represents as follows:
1. All Work performed to date is free of any errors, omissions or negligent acts and has been performed and completed in accordance with the Contract Documents.
2. That all due and payable bills with respect to the Work have been paid to date or are included in the amount requested in the above-referenced Application For Payment, and there is no basis for the filing of any mechanics’, materialmens’, or laborers’ lien or claim or any other lien, privilege, notice or claim on the Work or any of Owner’s property.
3. That, subject to resolution of the matters and corresponding amounts which are expressly set out and identified in writing as a Disputed Claims Amount as set forth below, the amount claimed by the undersigned as owed by Owner as set forth below (the “Amount Owed”), constitutes the entire value of all Work performed and services rendered (which includes, without limitation, all labor, material and equipment furnished and all other services which would entitle any person to any lien) in value of $                      by, through or under the undersigned with respect to the Project (and not heretofore paid for) up to and including the period covered by the above-referenced Application for Payment.
4. The above-referenced Application For Payment includes all Work related to known disputed claims, if any, timely given to Owner and Lender in writing in accordance with the Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor dated as of                     , 2010 (“Construction Agreement”), the aggregate amount of which is set forth as the “Disputed Claims Amount” below and is described in more detail on a separate sheet attached hereto).
5. That no request has been made for payment of amounts the undersigned does not intend to promptly pay to a Subcontractor or Vendor because of a dispute or other reason. That there are no mechanics’, materialmens’, or laborers’ liens, claims, or any other liens, privilege, notice or claims of any kind (other than those claims expressly identified as Disputed Claims Amount on the attached Application For Payment), outstanding or known to exist relating in any way to the Work or the Project.

6. That, subject only to payment to the undersigned of any Amount Owed pursuant to the above-referenced Application For Payment attached to this Contractor’s Certificate, the undersigned has been paid all amounts owed to it under the Construction Agreement and Subcontractors and Vendors engaged or employed by the undersigned will have been paid all amount due to them (except for any Disputed Claim Amounts as noted in this Certificate).
7. All conditions to payment to Contractor for the above-referenced Application For Payment have been satisfied and no reason for withholding of such payment as set forth in the Contract exists.
8. That all Work covered by the above-referenced Application For Payment has been incorporated into the Project and title thereto has passed to Owner, or, in the case of material and equipment stored at the site of the Project or at some other location previously agreed to by Owner, title will pass to Owner upon receipt of the Amount Owed by the undersigned, in each case free and clear of all liens, claims, security interests or encumbrances (subject only to those amounts requested as deposits in accordance with the Construction Agreement).
9. That no Work covered by the above-referenced Application For Payment has been acquired subject to any agreement under which interest therein or an encumbrance thereon is retained by the seller or any other person.
10. The undersigned is not aware of any errors in the information contained in the above-referenced Application For Payment.
The foregoing representations, warranties and certifications are true and correct, are made for the benefit of the Owner and the Lender, and may be relied upon by the Lender for the purposes of making advances pursuant to the loan documents between Lender and Owner.
Executed as of this the                       day of                                           , 20__.

Amount Owed as of the end of the period Covered by the above-referenced Application	Contractor:
For Payment:	By:

$	Its:

Disputed Claims Amount included within Amount Owed, if any:

$

EXHIBIT K
TECHNICAL STUDIES AND REPORTS

Geotechnical Reports as prepared by Louis Cappazolli & Associates dated October 15, 2009.

EXHIBIT L
PERMITS, APPROVALS AND ENTITLEMENTS

Permits needed for the work:
US Army Corps of Engineers: Permit applied for
West Jefferson Levee District: Permit applied for
Building Permit
Foundation Permit
Electrical Permit
Mechanical Permit
Plumbing Permit
Louisiana DEQ Land Disturbance Permit and SWPP
Louisiana Department of Cultural Resources: Permit applied for
Louisiana Department of Transportation and Development: Permit applied for.

EXHIBIT M
UNCONDITIONAL FINAL WAIVER AND RELEASE

UNCONDITIONAL WAIVER AND RELEASE
UPON FINAL PAYMENT
STATE OF LOUISIANA
PARISH OF                                        &n bsp;
The undersigned has been paid in full for all labor, services, equipment or materials furnished to PNK (BATON ROUGE) PARTNERSHIP on the job of PNK (BATON ROUGE) PARTNERSHIP Project#                       Description                            , located at                                                                , and does hereby waive and release any and all rights to a mechanic’s lien, stop notice, privilege, claim or any right or claim against a labor and material bond on the foregoing job.
DATED this                       day of                                            , 201__.

CONTRACTOR/LABORER/SUPPLIER:

By:
Title:
Sworn and subscribed before me,
Notary, this  _____  day of                      , 201__.

                                                               , NOTARY PUBLIC

EXHIBIT N

CONTRACTOR’S PROJECT SAFETY AND HEALTH
GUIDELINES

To be provided

EXHIBIT O

OCIP MANUAL

To be provided

EXHIBIT P

REQUIRED INSURANCE

To be provided

ADDENDUM 1 TO AGREEMENT FOR GUARANTEED MAXIMUM PRICE CONSTRUCTION SERVICES BETWEEN PNK (BATON ROUGE) PARTNERSHIP AND MANHATTAN CONSTRUCTION COMPANY dated MARCH 30, 2010.
1.1 Contractor has prepared and submitted to Owner Contractor’s proposal for the Initial Guaranteed Maximum Price (the “IGMP”). The IGMP proposal is based on the current level of plan development and includes Contractor’s best and most diligent efforts to establish the lowest complete cost for the construction and completion of the Project consistent with the Owner’s standards of first class quality and workmanship. The proposal is also based on discussions with subcontractors from all required subcontract trades (none of which are affiliated with or controlled by Contractor or any principal of Contractor) and upon comprehensive and competitive estimates, where commercially possible, from subcontractors or material suppliers for the balance of the subtrades and all other costs which are reimbursable under the terms of the Contract. A copy of Contractor’s IGMP proposal is attached hereto as Exhibit 1.
1.2 No later than 45 days after Contractor receives 100% Design Development Documents, Contractor shall submit to Owner for approval, Contractor’s proposal for the Guaranteed Maximum Price based on competitive bids, where commercially possible, and in accordance with the Contract. The proposal shall be prepared in a format to be specified by Owner and shall include Contractor’s best and most diligent efforts to establish the lowest complete cost for the construction and completion of the Project consistent with the Owner’s standards of first class quality and workmanship and shall be based on (and, if requested by Owner, include copies of) multiple comprehensive, competitive and legally binding subcontract proposals from all required subcontract trades (none of which shall be affiliated with or controlled by Contractor or any principal of Contractor). The proposal shall further be based upon comprehensive and competitive estimates, where commercially possible, from subcontractors or material suppliers for the balance of the subtrades and all other costs which are reimbursable under the terms of the Contract.
1.3 If Owner and Contractor agree on Contractor’s proposal for the Guaranteed Maximum Price, then the Contract shall be amended in writing to set forth the agreed upon amount of the Guaranteed Maximum Price. If Owner and Contractor agree upon a Guaranteed Maximum Price and amend the Contract to set forth such amount, then all amounts paid or incurred by Owner under the Contract to or for the benefit of Contractor or otherwise relating to the Work, including, but not limited to all fees and other compensation to Contractor, up through and including the date of such amendment, shall be applied and counted in full against the Guaranteed Maximum Price.

1.4 If Owner and Contractor acting reasonably and in good faith are unable to reach agreement on the amount of the Guaranteed Maximum Price within 15 days after Contractor submits its Guaranteed Maximum Price proposal, then Owner shall have the right to either (i) change the scope and scale of the Work to be performed by Contractor and /or the scope of the Project, or (ii) terminate the Contract and all rights and obligations thereunder upon ten (10) days prior written notice to Contractor. This Section shall not otherwise limit Owner’s right to terminate the Contract as set forth in the Article XVII of the Contract.
1.5 Until such time as Owner and Contractor execute an amendment to the Contract establishing the agreed amount of the Guaranteed Maximum Price in accordance with Section 1.3 hereof, or Owner terminates the Contract because of no such agreement, and notwithstanding any other provision of the Contract, Owner shall pay to Contractor for Contractor’s performance of the Work, as follows: as Contractor’s sole compensation, Owner agrees to reimburse Contractor for the actual Cost of the Work for Work properly performed pursuant to and authorized under the Contract and paid by Contractor on the Project in accordance with the Contract (to the extent Contractor actually incurs and pays such Cost of the Work). Such reimbursement shall be subject to the terms of the Contract on an hourly basis for actual time and materials spent relating to such Work on the Project, plus Contractor’s Fee.
1.6 In the event of a termination of the Contract pursuant to Section 1.4 above, occurring after the start of construction on the Project, Owner shall have the unconditional right to take possession of the Project and of all materials, tools and appliances thereon and finish the Work by whatever method Owner may deem expedient. Unless a cause for termination of the Contract shall have been Contractor’s act of bad faith or neglect of duty under the Contract or any material default by Contractor (which such termination shall be handled as a termination for cause pursuant to the Contract), Owner’s sole obligation and liability to Contractor under the Contract or otherwise, shall be to pay Contractor for the Cost of the Work, on a reasonable time and materials basis as provided in Section 1.5 hereinabove, for amounts actually and properly incurred by Contractor performing the Work, in accordance with the Contract, plus Contractor’s Fee on such properly completed work.

“OWNER”		“CONTRACTOR”

BY:	/s/ Clifford D. Kortman	BY:	/s/ Duane K. Duffy

ITS:	Executive Vice President Construction & Development Pinnacle Entertainment, Inc.	ITS:	Executive V.P.

EXHIBIT 1

BID FORM
EXHIBIT B
Baton Rouge Casino & Hotel
Baton Rouge, Louisiana
To: Pinnacle Entertainment
9555 Hillwood Drive Suite 140
Las Vegas, Nevada 89134
Attention: Mr. Marty Thomas
We the undersigned submit the following Bid Breakdown in accordance with the General Contractor
Request For Proposals (RFP) Dated February 25, 2010:

BID BREAKDOWN & DESCRIPTIONS
DIVISION OF				CASINO	CASINO	CASINO	CENTRAL	PEDESTRIAN
WORK	DESCRIPTION	SITE	HOTEL	ELEVATION “A”	ELEVATION “C”	ELEVATION “F”	PLANT	LINK BRIDGE
01	GENERAL CONDITIONS	$1,640,273	$756,625	$2,864,367	$2,864,367	$2,864,367	$216,170	$27,022
01 A	OWNER SPECIFIED ALLOWANCES (OTHER THAN FINISHES ALLOWANCE IN O9 A)	$—	$2,870,000	$5,895,000	$5,895,000	$5,895,000	$—	$—
02	SITE WORK (ROUGH / FINISH GRADING AND RELATED EARTHWORK)	$7,802,424	N/A	N/A	N/A	N/A	N/A	N/A
02 A	PAVING, LANDSCAPING, HARDSCAPE, DECORATIVE PAVING & SIDEWALKS, SITE SIGNAGE, ARCHITECTURAL SITE ENHANCEMENTS	$5,694,323	N/A	N/A	N/A	N/A	N/A	N/A
02 B	SITE UTILITIES AND STRUCTURES	$17,106,254	N/A	N/A	N/A	N/A	N/A	N/A
02 C	RIVER ROAD RELOCATION	$6,437,756	N/A	N/A	N/A	N/A	N/A	N/A
03	CONCRETE	$—	$2,750,002	$506,512	$506,512	$506,512	$311,565	$—
03 A	PILING WORK	$—	$1,769,150	$—	$—	$—	$526,460	$—
04	MASONRY	$—	$134,811	$—	$—	$—	$55,350	$—
05	STRUCTURAL & MISC. STEEL, MISC. METALS, JOISTS, DECKING, & ORNAMENTAL METALS	$—	$756,464	$4,712,551	$4,712,551	$4,712,551	$170,695	$672,000
06	ROUGH & FINISH CARPENTRY (INCLUSIVE OF MILLWORK)	$—	$718,619	$344,840	$344,840	$344,840	$12,850	$—
07	THERMAL & MOISTURE PROTECTION (ROOFING, CAULKING, WATERPROOFING etc.)	$—	$375,073	$1,726,557	$1,677,561	$1,677,561	$102,255	$—
07 A	EXTERIOR BUILDING SKIN	$—	$1,470,015	$1,967,075			$136,000	$—
07 C	EXTERIOR BUILDING SKIN	$—	$—	$—	$1,374,100	$—	$—	$—
07 F	EXTERIOR BUILDING SKIN	$—	$—	$—	$—	$1,219,470	$—	$—
08	DOORS, FRAMES, HARDWARE, GLASS & GLAZING	$—	$659,790	$700,693	$700,693	$700,693	$33,270	$—
09	INTERIOR DRYWALL, FLOOR FINISHES, WALL FINISHES, CEILINGS, STONE / MARBLE, PAINTING & WALLCOVERINGS	$—	$2,588,643	$3,007,392	$3,007,392	$3,007,392	$41,220	$—
09 A	FINISH ALLOWANCE	$—	$—	$23,098,900	$23,098,900	$23,098,900	$—	$—
10	BUILDING SPECIALTIES: TOILET & BATH ACCESSORIES, ACCESS FLOORING, OPERABLE WALLS	$—	$229,365	$25,023	$77,520	$77,520	$570	$—
11	EQUIPMENT: FOOD SERVICE, LOADING DOCK, LAUNDRY	$—	$20,000	$82,500	$105,000	$105,000	$—	$—
12	SPECIALTY FURNISHINGS	$—	$—	$—	$—	$—	$—	$—
13	SPECIAL CONSTRUCTION	$—	$—	$9,573,618	$9,573,819	$9,573,819	$—	$—
14	ELEVATORS & LIFTS	$—	$394,485	$703,485	$703,485	$703,485	$—	$—
15	MECHANICAL (HVAC, PLUMBING & CONTROLS)	$—	$2,211,025	$9,290,320	$9,290,320	$9,290,320	$1,380,000	$—
15 A	FIRE PROTECTION SYSTEMS	$—	$138,213	$818,208	$818,208	$818,208	$10,280	$—
16	ELECTRICAL SYSTEMS	$—	$1,989,923	$4,976,240	$4,976,240	$4,976,240	$1,850,618	$—
16 A	SITE ELECTRICAL & SITE LIGHTING, (PARKING LOTS, ORNAMENTAL / DECORATIVE, LANDSCAPE, CONVIENANCE POWER)	$618,000	$—	$—	$—	$—	$—	$40,000
17	LOW VOLTAGE & FIRE ALARM SYSTEMS	$—	$262,325	$4,031,040	$4,031,040	$4,031,040	$17,990	$—
	COST OF WORK SUBTOTAL	$39,199,030	$20,094,526	$74,324,521	$73,757,547	$73,602,917	$4,865,301	$739,022

	INSURANCES	$771,842	$410,703	$1,437,289	$1,426,281	$1,423,278	$121,767	$44,016
	FEE	$1,299,053	$666,420	$2,462,259	$2,443,474	$2,438,351	$162,080	$25,449
	CONTINGENCY	$2,155,947	$1,105,199	$4,087,849	$4,056,665	$4,048,160	$267,592	$40,646

	TOTAL PROJECT BID AMOUNT	$43,425,872	$22,276,849	$82,311,918	$81,683,968	$81,512,708	$5,416,740	$849,133
Company: Manhattan Construction Company
By: Duane K. Duffy

Title: Executive Vice President
Signature of Company Officer Authorized to Bind Company:                    /s/ Duane K. Duffy
Printed Name & Title of Officer: Duane K. Duffy
Dated: March 24, 2010

EXHIBIT “A”
BATON ROUGE HOTEL AND CASINO
March 22, 2010
Client; Pinnacle Entertainment
Project Location: Baton Rouge, LA

	MCC Area
	Tabulations

Level 1:	14,990
Tower Guestroom SF:	59,960
Sub Total SF (Occupied Area Only):	74,950

Central Plant (SF):	5,140

Vessel (SF Occupied):	165,690
Vessel Porte Cochere (SF):	3,000
Site (Acres):	26

Basin (SF):	119,600

Keys:	100
cost per key:	$193,379.01

CSI — Division	Cost	Unit Cost
General Conditions	$5,404,466	$21.99
Hotel	$19,337,901	$258.01
Casino Elevation A	$71,460,154	$431.29
Casino Elevation C		$—
Casino Elevation F		$—
Central Plant	$4,649,123	$904.50
Site	$37,658,757
Pedestrian Bridge	$712,000	$220.43
Cost of Work Subtotal	$139,222,401	$1,857.54
Sub Guard @ 1.25%	$1,672,724	$22.32
Preconstruction Services	$150,000	$2.00
Building Permit (with Owner)	$0	$—
General Liability Insurance (cost of work*.007)	$939,751	$12.54
Builders Risk Insurance (by owner)	$0	$—
LA Sales Tax Bond & City Bond	$23,142	$0.31
MCC P & P Bond Premium (cost of work*.0081)		$—
Project Subtotal	$142,008,019	$1,894.70
MCC Fee @ 3.250%	$4,615,261	$61.58
Project Total	$146,623,279	$1,956.28
MCC Contingency @ 5.5% × cost of work	$7,657,232	$102.16
Project Grand Total	$154,280,511	$2,058.45

2 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CIVIL

Sys.		Conceptual 03-22-2010
Code	Description	Qty	UoM	Unit Cost	Activity Cost
	River Road Relocation	1	LSUM	6,437,756	6,437,756

	Sitework
	Geofoam at Hotel Permieter (60 psl) — see below	0	CF	—	0
	Install Geofoam at Hotel Perimeter	0	CF	—	0
	0				0
	Temporary Erosion Control at Hotel	1	ALLOW	25,000.00	25,000
	Temporary Erosion Control at Central Plant	1	ALLOW	5,000.00	5,000
	30,000				0
					0
	Temporary Roads at site	3,500	SY	35.00	122,500
	Fill at Temporary Road at Levee Wet Side	14,000	CY	23.00	322,000
	Fill at Temporary Road at Levee Dry Side	14,000	CY	23.00	322,000
	8″ Gravel Temporary Road at Levee Wet Side	1	LS	75,000.00	75,000
	Temporary Road at Levee Dry Side	1	LS	75,000.00	75,000
	Maintenance at Temporary Road	1	LS	75,000.00	75,000
	Remove temporary road at Levee	1	LS	125,000.00	125,000
	Temporary Surface Dewatering	1	LS	32,185.00	32,185
	1,148,685				0
	Structural Footing Excavation at Hotel	2,777	CY	28.00	77,756
	Structural Footing Backfill at Hotel	1,550	CY	18.00	27,900
	Structural Footing Excavation at Central Plant	1,060	CY	28.00	29,680
	Structural Footing Backfill at Central Plant	363	CY	18.00	6,534
	141,870				0
					0
	Earthwork (Dry Side of Levee only)				0
	Site Demolition, Strip site 6″, Paving, Walks, Cut &	1	LS	4,813,370	4,813,370
	Earthwork Mobilization	1	LS	100,000	100,000
	Hydroseed	1	LS	70,000	70,000
	Main Hotel and lot area with Earthwork	211,000	CY	—	0

	Storm Detention Pond Excavation with Earthwork	100,000	CY		0
	Clear and Grubb at Levee	160,000	SF	0.15	24,000
	Cut for Levee Access Road	1,340	CY	6.00	8,040
	Fill for Levee Access Road	22,380	CY	23.00	514,740
	Geo Foam 20,100 sf 9′ thick	198,990	CF	3.14	624,829
	Geo Foam 20,100 sf 9′ thick — install	198,990	CF	0.50	99,495
	Geotek Fabric at Geo foam	22,110	SF	5.00	110,550
	6″ LW gravel over GeoFoam	484	CY	40.00	19,356
	Sand for GeoFoam	1,709	CY	10.00	17,090
	6″ Concrete over GeoFoam	20,100	SF	4.00	80,400
	6,481,869				0
	Storm Drain	1	LS	877,380.00	877,380
	Storm pipe 24″ RCP/PCP	6,304	LF		0
	Trench Drain 24″ wide top	854	LF		0
	Curb inlets CB-06	58	EA		0
	Drop Inlets CB-01	19	EA		0
	Manholes	13	EA		0
	Cross Drain Safety and type 1	10	EA		0
	877,380
					0
	Site Walkway Concrete	27,000	SF	5.00	135,000
	Handicap ramps	35	EA	550.00	19,250
	154,250				0

3 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CIVIL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Asphalt Paving					0
	6″ Cement Stabilized		87,000	SY	3.00	261,000
	10″ Asphalt Paving AC-30 Mix		52,432	TN	90.00	4,718,880
	10″, 10′ Wide, Golf cart Side Roads on levee (each side)		473	TN	120.00	56,787
	6″ Cement Stabilized at Goldf Cart Side Road		971	SY	3.50	3,399
		5,040,060				0
	Parking Lot Stripes		1	LS	—	48,903
						0
	Concrete Paving: Stamped/Concrete Pavers					0
	Curb & Gutter at Asphalt Lot (With Earthwork)		28,194	LF	16.00	451,104
		451,104				0
	Site Utilities					0
	Utilities from River Road to Central Plant
	15″ Water Main Line to Central Plant		463	LF	125.00	57,875
	8″ Sanitary Gravity Feed line		463	LF	45.00	20,835
	Primary Electrical Duct Bank to Central Plant		463	LF	300.00	138,900
	Primary Tele / Comm Duct Bank to Central Plant		463	LF	100.00	46,300
	Gas Main by Utilities
	Fire Hydrants		8	EA	4,500.00	36,000
	Turn in Lines		3	EA	1,000.00	3,000
		302,910
	Utilities from Central Plant to Hotel/Casino
	Chilled Water Condensor Lines — from Central Plant to Hotel/Casino		750	LF	1,000.00	750,000
	8″ Sanitary Sewer Force Main		930	LF	45.00	41,850
	4″ Domestic Water Lines Central Plant to Hotel and Casino		750	LF	30.00	22,500
	Gas Main — from Central Plant to Hotel and Casino		750	LF	50.00	37,500
	12″ Fire Line		750	LF	75.00	56,250
	6″ Grease Line		750	LF	50.00	37,500
	Secondary Feeder to Hotel		250	LF	700.00	175,000
	Secondary Feeder to Vessel		580	LF	950.00	551,000
	Tele / Comm Duct Bank from Central Plant to Hotel and Vessel		580	LF	100.00	58,000
	Precast Utility Trench		250	LF	250.00	62,500
		1,792,100				0
						0
	Tap Fees by Owner					0
	Water Meter Fees by Owner					0
						0
	Sanitary sewer lines					0
	Lift station for 10″ forced main two pumps (furnish and install)		1	EA	210,000.00	210,000
	Excavate/Shore/Backfill for lift station		1	LS	50,000.00	50,000
	Grease trap (furnish and install — 15,000 gal from Park Equip)		1	EA	40,000.00	40,000
	Excavate/Shore/Backfill for grease trap		1	LS	30,000.00	30,000
		330,000
						0

4 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CIVIL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Levee Access Ramp / Levee Spread Footing Drive Structure		30,000	SF	50.00	1,500,000
						0
	Elevated Structure Loop Road Structure		141,985	GSF	71.75	10,187,424
	W36 Girders		24,855	LF		0
	Bridge Deck Bracing
	Slab on Metal Deck at Elev Road		142,000	SF		0
	Metal Deck at Elev Road		142,000	SF		0
	CIP Bents (2′ X 4′ X 50′)		10	EA		0
	Spread Footing at CIP Bents		300	SF	25.00	7,500
	18″ Piles (assume 120′ length)		119	EA	7,200.00	856,800
	2′ 6″ Continuous Pile Cap		1,415	LF	55.00	77,825
	Traffic Guard rail (Jersery Barrier)		3,124	LF	85.00	265,540
	Mattress Revetment (Shore Block)(with Casino)		43,242	SF	—	0
	Sloped Pavement		12,000	SY	70.00	840,000
	3′ 0 x 1′ 6″ Pedestal at Levee		675	LF		0
	6″ Curbs		3,275	LF	5.00	16,375
	1′ 6″ Curb and Gutter		3,275	LF	16.00	52,400
	3″ Wall at Perimeter of Elev Structure		1,916	LF		0
	10″ Asphalt Road		82,000	SF		0
	6″ Lime Stabilized		9,111	SY		0
	Concrete Ramp Walls at Levee (2 ea)		600	SF		0
	Fill at Levee Ramps (2 ramps)		148	CY		0
	Fill at Elev Structure with earthwork below					0
		12,303,864				0
						0
	Parking / Roadway Lighting (includes base)		103	POLES	6,000.00	618,000
						0

SBTL	Subtotal					37,658,757

5 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 2 - Sitework:
	Earthwork					0

	Pile Inspections, Oversight, Testing (By Owner)					0

	Test Pile Program (Hotel only) — drive /mobilization		1	LS	322,000.00	322,000
	Test Pile Program — material		1	LS		0
		322,000				0

	Prestressed Concrete Piles (18″ material; typ and prestreesed)		24,495	LF	30.00	734,850
	Prestressed Concrete Piles at HOTEL PORTE COCHERE (18″ material; typ and prestressed)		3,648	LF	30.00	109,440
						0
	Drive Prestressed Concrete Piles		24,495	LF	20.00	489,900
	Drive Prestressed Concrete Piles at HOTEL PORTE COCHERE		3,648	LF	20.00	72,960
		1,407,150
	Mobilization: In/Out —		1	LS		0
	Field Engineering/Layout —		1	LS	40,000.00	40,000
	Includes mobilization for Marine Work
		40,000

SBTL	Division 2 — Subtotal				23.60	1,769,150

	Division 3 — Concrete:
	Concrete Frame (F/P/F) — Level 1-5		74,950	SF	8.50	637,075
	Concrete Frame — Roof		14,990	SF	8.50	127,415
	Concrete Frame — Hotel Porte Cochere (allowance, no design)		2,350	SF	15.00	35,250
	Concrete at Pool Deck		13,200	SF	8.50	112,200
		911,940				0
	Pile Caps at Hotel (PC2 & PC3) — with above		14,685	CF		0
	Pile Caps at HOTEL Porte Cochere — with above		1,440	SF		0
	Plinths — with above		455	LF		0
						0

	Mud Slab at Hotel and Porte Cochere (with above)		17,340	SF		0
						0
	Crane		74,950	GSF	3.25	243,588
	Personell Hoist		1	LS	101,755.00	101,755
	Safety Handrails		1	LS	19,170.00	19,170
	Engineering / Layout		1	LS	200,000.00	200,000
	Lull		1	LS	40,000.00	40,000
	Crawler Crane Timber Mate		1	EA	20,000.00	20,000
		624,513				0
	Reinforcing Steel Materials					0
	Bars		460	TN	861.10	396,106
	Mesh		0	SQS	18.00	0
		396,106				0
	Post-Tensioning Materials					0
	Cables		39,300	LBS	0.82	32,226
	Back-up Bars		10	TN	861.10	8,611
		40,837				0

6 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Reinf Installation					0
	Bars		460	TN	325.00	149,500
	Mesh			SQS	10.00	0
	P-T Cables		39,300	LBS	0.55	21,615
	Back-up Bars		10	TN	325.00	3,250
		174,365				0
	Ready-mix Materials					0
	2500 PSI Mud Slabs		279	CY	91.56	25,545
	5000 PSI Pile Caps		1,038	CY	97.01	100,696
	5000 PSI Grade Beams		504	CY	97.01	48,893
	5000 PSI Perimeter Wall, Pool Wall		217	CY	100.28	21,761
	5000 PSI Shear Wall		201	CY	100.28	20,156
	5000 PSI Structural Slab		2,175	CY	99.46	216,331
	5000 PSI P-T Slab		1,060	CY	118.81	125,939
	5000 PSI Columns		428	CY	100.28	42,920
			0	CY	—	0
		602,241	5,902	CY		0
	Concrete Testing					0
	Material Testing Services/Inspection (By Owner)					0

SBTL	Division 3 — Subtotal				36.69	2,750,002

	Division 4 — Masonry:

	Misc CMU		4,050	SF	14.00	56,700

	Granite Tops at Typical Guestroom		850	SF	50.00	42,600
	Granite Tops at Suite		540	SF	50.00	27,000

	CMU Reinforcing Steel		10	TN	861.10	8,611

SBTL	Division 4 — Subtotal				1.80	134,811

	Division 5 — Metals:
	Structural Steel — Hotel Porte Cochere (28#/SF)		33	TN	2,800.00	92,120
						0
	Misc Steel					0
	Misc Steel Level 1: F & l		4	TN	8,500.00	31,854
	Misc Steel Tower: F & l		15	TN	8,500.00	127,415
	Elevator Penthouse (8#/sf)		10	TN	2,800.00	28,000
	Metal Stair 3 ea		254	RISERS	550.00	139,700

	Hotel Porte-Cochere Roof Deck		2,350	SF	2.50	5,875

	Ornamental Stair at Lobby		29	RISERS	10,000.00	290,000
	Glass Handrail at Ornamental Stair/Balcony		75	LF	400.00	30,000

	Pit ladders		1	EA	1,500.00	1,500
	Elevator beams		5	EA	2,000,00	10,000

SBTL	Division 5 — Subtotal				10.09	756,464

7 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 6 — Carpentry:
	Rough Carpentry — Level 1		14,990	GSF	0.30	4,497
	Rough Carpentry — Guestroom Tower		59,960	GSF	0.30	17,988

	Parapet Wall Sheathing: Installation (W/ Roofing)		2,340	SF	2.50	5,850
		28,335				0
	Architectural Woodwork					0
	Typical Guest Rooms		85	EA	3,250.00	276,260
	Suites		15	EA	6,000.00	90,000
	Elevator Lobbies		4	EA	5,000.00	20,000
		386,250
	Public Areas Millwork					0
	Dining Area		980	GSF	35.00	34,300
	Lobby / Bar		2,330	GSF	50.00	116,500
	Office		384	GSF	15.00	5,760
	Elevator Lobby		208	GSF	35.00	7,280
	Promenade		1,160	GSF	20.00	23,200
	Meeting Room		579	GSF	15.00	8,685
	Business Center		242	GSF	25.00	6,050
		201,775
	Misc BOH Millwork					0
	Pantry		160	CSF	12.00	1,92O
	Service		228	GSF	12.00	2,736
	Staff Lounge		339	GSF	10.00	3,390
	Security		134	GSF	12.00	1,608
	FCC		141	GSF	12.00	1,692
	Linen		137	GSF	14.00	1,918
	Corridor Wainscot (4′)		1,472	SF	35.00	51,520
		64,784				0
	Temp Protection		74,950	GSF	0.50	37,475

SBTL	Division 6 — Subtotal				9.59	718,619

	Division 7 — Waterproofing:
	EIFS / Simulated Stone		1	LS	386,300.00	386,300
	EIFS		11,052	SF		0
	EIFS Pop outs at Front Elevation		2,192	SF		0
	EIFS Cornice		570	LF		0
	Exterior brick (simulated stone)		12,865	SF		0
		386,300
	Penthouse at Roof (metal panels)		2,250	SF	28.00	63,000

	Waterproofing at Exterior		23,917	SF	0.28	6,697
	Damproofing at Exterior		23,917	SF	1.65	39,463
	Caulking at Exterior		23,917	SF	0.80	19,134
		65,293
	Expansion Joint Assemblies (at Boarding Bridge)		40	LF	150.00	6,000
	Expansion Joint Assemblies (at Porte Cochere)		60	LF	150.00	9,000
	Facade Sealants (with waterproofing)		13,814	SF		0
		15,000				0
						0
	Roofing & Sheet Metal -meets 140 MPH Code					0
	SBS Built-up Roofing		14,990	SF	17.00	254,830
	Roofing: Hotel Porte Cochere		2,350	SF	17.00	39,950
		$294,780				0
						0

SBTL	Division 7 — Subtotal				11.00	824,373

8 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 8 — Doors & Windows:

	Hollow Metal Doors / Frames / Hardware
	Stairs		15	EA	1,300.00	19,500
	BOH		10	EA	800.00	8,000
		27,500				0
	Unload/Distribute HM Doors & Frames		25	EA	12.00	300
	Hang HM Doors		25	EA	65.00	1,625
						0
	Plastic Laminate Wood Doors / Frames / Hardware					0
	Typical Guestroom Entry		85	EA	700.00	59,500
	Typical Guestroom Bathroom		85	EA	650.00	55,250
	Connector Doors		50	EA	7,000.00	350,000
	Suite Entry (Double)		15	EA	1,400.00	21,000
	Suite Bathroom (Double)		15	EA	1,300.00	19,500
	Suite Closel (Sliding)		15	EA	700.00	10,500
	Level 1 Public Area		30	EA	1,500.00	45,000
	Custom Wood Doors at Public Area?
		560,750				0
	Unload/Distribute Wood/PLAM Doors		295	LVS	12.00	3,540
	Hang Wood/PLAM Doors		295	LVS	65.00	19,175
						0
	Exterior Glass & Glazing					0
	Exterior Punched Openings		6,057	SF	65.00	393,705
	Exterior Curtainwall		8,443	SF	70.00	591,010
	Glass Entrances (Double Doors)		2	EA	3,000.00	6,000
	Automatic Doors		4	EA	7,500.00	30,000
		1,020,715				0
	Interior Glass & Glazing		74,950	GSF	0.50	37,475
	Clean Exterior Glass		1	LS	9,425.00	9,425
	Window wall test (BY OWNER)					0
						0
	Curtainwall Consultant (BY OWNER)			ALLOW		0

SBTL	Division 8 — Subtotal				22.42	1,680,505

	Division 9 — Finishes:

	Drywall & Acoustical		74,950	GSF	17.25	1,292,888
		1,292,888				0
	HOTEL FINISHES					0

	Typical Room Carpet Install (includes pad material)		2,125	SY	10.00	21,250
	Typical Room Carpet base Install		5,950	LF	1.00	5,950
	Typical Room Tile Floors		8,500	SF	10.00	85,000
	Typical Room Tile Walls		7,650	SF	12.00	91,800
	Typical Room Tile Base		5,525	LF	15.00	82,875
						0

9 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Suite Carpet Install (includes pad material)		608	SY	10.00	6,080
	Suite Carpet base install		1,200	LF	1.00	1,200
	Suite Tile Floors		4,875	SF	12.00	58,500
	Suite Tile Walls		6,750	SF	14.00	94,500
	Suite Tile Base		2,250	LF	16.00	36,000
	Elevator Lobby Finishes		4	EA	3,000.00	12,000
	Vending Rooms		400	SF	12.00	4,800
	Corridor Wall Finishes		17,550	SF	3.00	52,650
	Corridor Carpet Install (includes pad material)		660	SY	7.75	5,115
	Corridor Carpet Base Install		1,950	LF	1.00	1,950
		559,670				0
	MISC FINISHES					0
	Level 1 BOH Finishes		7,040	SF	6.00	42,240
	Level 1 Public Area Finishes (Not Including millwork)		7,660	SF	8.00	61,280

	Restroom Finishes					0
	Public RR Tile Floors		745	SF	17.00	12,665
	Public RR Tile Walls (6′ wainscot)		1,470	SF	17.00	24,990
	Public RR Tile Base		245	LF	15.00	3,675
	Public RR Tops		52	SF	50.00	2,600
	BOH RR Tile Floors		650	SF	12.00	7,800
	BOH RR Tile Walls (Wet walls only)		620	SF	12.00	7,440
	BOH RR Tile Base		200	LF	10.00	2,000
	BOH RR Tops		47	SF	35.00	1,645
		103,520				0
	Painting & Textured Coatings		74,950	GSF	5.00	374,750
		374,750				0
	Hotel Porte Cochere Finishes		2,350	SF	75.00	176,250
	Final Clean		1	LS	18,750.00	18,750
SBTL	Division 9 — Subtotal				34.54	2,588,643
	Division 10 — Specialties:
	Corner Guards
	Corner Guards: Anodized Aluminum		160	EA	100.00	16,000
	Corner Guards: Stainless Steel (BOH)		10	EA	150.00	1,500
	Corner Guards: Installation		170	EA	50.00	8,500
		26,000				0
	Fire Protection Specialties					0
	FE & Cabinets (Recessed)		12	EA	150.00	1,800
	FE & Cabinets @ Kitchen		2	EA	100.00	200
	FE Cabinets: Installation		14	EA	85.00	1,190
		3,190				0
	Toilet & Bath Accessories					0
	Typical Guestroom — Toilet Accessories		85	EA	250.00	21,250
	Suite — Toilet Accessories		15	EA	400.00	6,000
	Public Area Toilet Enclosures		7	EA	2,000.00	14,000
	Public Area Urinal Screens		2	EA	750.00	1,500
		41,250				0
	Way Finding Graphics		74,950	GSF	1.00	74,950
	Specially Signage (OFOI)					0
						0
	Shower Enclosures at Suites		15	EA	2,000.00	30,000
	Toilet Enclosures at Suites		15	EA	1,000.00	15,000
						0
	Misc Div 10 Items		74,950	GSF	0.50	37,475

SBTL	Division 10 — Subtotal				3.06	229,365

10 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 11 — Equipment:
	Window Washing Equipment		1	LS		0
						0
	Linen Chute		5	FLS	4,000.00	20,000
						0
	KITCHEN EQUIPMENT (PNK Allowance)		1	LS	370,000.00	370,000

SBTL	Division 11 — Subtotal				5.20	390,000

	Division 12 — Furniture:
	FF&E Warehousing/Installation — with owner
	Typical Guest Rooms		85	KEYS	—	0
	Suite		15	KEYS	—	0
	Public Area Installation		1	LS	—	0

SBTL	Division 12 — Subtotal				—	0

	Division 13 — Special Construction:

	Pool Area / Landscaping & Irrigation (PNK Allowance)		1	ALLOW	2,500,000.00	2,500,000

SBTL	Division 13 — Subtotal				33.36	2,500,000

	Division 14 — Conveying Systems:
	Passenger Elevators:		10	STOP	35,000.00	350,000
						0
	Cab interior finish allowance		2	EA	12,500.00	25,000
	Interior Elevator Operator		13	WK	1,500.00	19,485

SBTL	Division 14 — Subtotal				5.26	394,485

	Division 15 — Mechanical:
	Plumbing/HVAC		74,950	GSF	27.00	2,023,650
						0
	Fire Protection Systems					0
	Fire Protection: New		74,950	GSF	1.75	131,163
	Hotel Porte Cochere — Dry Pipe		2,350	SF	3.00	7,050
		138,213				0
	Temperature Controls					0
	BAS DOC System		74,950	GSF	2.50	187,375
						0

SBTL	Division 15 — Subtotal				31.34	2,349,238

	Division 16 — Electrical:

	Electrical		74,950	GSF	23.40	1,753,830
	Temp Power		74,950	GSF	1.00	74,950
						0
	Surveillance					0
	Security/Surveillance at Building (excludes termination and devices)		74,950	GSF	1.15	86,193
						0
	Low Voltage / Communications					0
	Phone/Data		74,950	GSF	2.00	149,900
						0

11 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE HOTEL

Sys.		Conceptual 03-22-2010
Code	Description	Qty	UoM	Unit Cost	Activity Cost
	Sound System				0
	Sound System at Building (excludes termination and devices)	74,950	GSF	1.00	74,950
					0
	Fire Alarm System				0
	Fire Alarm: Design/Materials/Testing	74,950	GSF	1.50	112,425

	Fire Alarm Installation: Electrician

SBTL	Division 16 — Subtotal			30.05	2,252,248

	TOTAL COSTS				19,337,901

12 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION A
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost

	DIVISION 3
	Place and Finish : L1 6″ Lightweight SOMD		77,520	SF	0.85	65,892
	Place and Finish : L2 5″ Lightweight SOMD		77,520	SF	0.85	65.892
	Concrete: Mezz. 5″ Lightweight DELETED		0	SF	—	0
	Porte-Cochere Concrete: In Civil
	Metal Pan Stair Fill		1,179	SF	4.00	4,717
	Misc. Equipment Pads		1,000	SF	5.50	5,500
						0
	Reinforcing Steel Materials					0
	Bars		9	TN	861.10	7,750
	Mesh		778	SQS	18.00	14,004
		21,754				0
	Reinf Installation					0
	Bars		9	TN	325.00	2,925
	Mesh		778	SQS	10.00	7,780
		10,705				0
	Ready-mix Materials;					0
	2500 PSI Mud Slabs (w/Marine Work)		0	CY	91.56	0
	5000 PSI Pipe Fill (w/Marine Work)		0	CY	97.01	0
	5000 PSI Basin Wall (w/Marine Work)		0	CY	97.01	0
	4000 PSI LtWt Slab on Metal Deck		2,649	CY	125.35	332,052
			0	CY	—	0
			0	CY	—	0
		332,052	2,649	CY		0

SBTL	Division 3 — Subtotal				3.27	506,512

	DIVISION 4
	Masonry				—	0

SBTL	Division 4 — Subtotal				—	0

	DIVISION 5
	Metals		940	TN	3,050.00	2,867,000
	Metals @ MR (included above)			TN		0
	(Deep Members @ MR)
	Catwalks		300	LF	650.00	195,000

	CORDECK @ L1		88,440	SF	4.65	411,246
	Floor Deck @ L2 (with above		77.520	SF		0
	Mezzanine Floor Deck @ L2		0	SF		0
	Metal Roof Deck		77,520	SF		0

	Miscellaneous Metals ( .75 # / SF ) No Staire		58	TN	4,600.00	261,630
	Metal Pan Stairs w/ Railings		295	RISERS	550.00	162,155
	Vessel Perimeter Railing		796	LF	145.00	115,420

13 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION A
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Structural Steel — Vessel Porte-Cochere (Assumes 28#/SF)		42	TN	2,800.00	117,600
	Vessel Porte-Cochere Roof Deck		3,000	SF	2.50	7,500
		4,137,551				0
	Ornamental Metals
	Ornamental Stair		1	ALLOW	400,000.00	400,000
	Glass Rail @ Stair		130	LF	400.00	52,000
	Glass Rail @ Balcony		150	LF	400.00	60,000

	Expansion Joint: Road Deck		420	LF	150.00	63,000

SBTL	Division 5 — Subtotal				30.40	4,712,551

	DIVISION 6
	Rough Carpentry		155,040	SF	2.00	310,080
	Temporary Protection		1	LS	34,760.00	34,760
	Misc BOH Millwork		0	SF	1.00	0

	(Millwork is in Finishes)
SBTL	Division 6 — Subtotal				2.22	344,840

	DIVISION 7
	Roofing: Vessel		77,520	SF	17.00	1,317,840
	Roofing: Vessel Porte-Cochere		3,000	SF	17.00	51,000

	Joint Sealants		6,016	LF	3.50	21,055
						0
	EIFS / Simuated Stone		1	LS	495,175.00	495,175
	Simulated Stone Columns at North Elev		1,536	SF		0
	Simulated Stone Columns at East/West Elev		2,560	SF		0
	Simulated Stone Wainscot (12′) at North Elev		2,400	SF		0
	Simulated Stone at North Elev		960	SF		0
	EIFS at East / West Elev		18,820	SF		0
	EIFS at South Elev		12,780	SF		0
	EIFS Cornice at Elev 66′		9,600	SF		0
	EIFS Cornice at Multipurpose		2,100	SF		0
	EIFS at Stair Dog House		2,400	SF		0
	EIFS at Multipurpose Pop Up		7,000	SF		0

	Decorative Panels at North Elev (3 ea)		720	SF	100.00	72,000

	Metal Panels at North Elev		1,200	SF	28.00	33,600

	Sprayed on Fireproofing: L2, Mezz & Roof		155,040	SF	1.50	232,560
	Sprayed on Fireproofing: MPR High Roof		20,735	SF	1.50	31,103

	Expansion Joint Assemblies (at Porte Cochere, Ped Bridge)		1	LS	24,000.00	24,000
	Sprayed on Sound @ Btm of MR		14,000	SF	3.50	49,000

SBTL	Division 7 — Subtotal				15.01	2,327,332

14 0f 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION A
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 8
	Misc. HM Frames/Doors/HW — BOH		50,045	SF	0.75	37,534
	Hollow Metal Frames/Doors/HW: Ext. Single		1	EA	1,500.00	1,500
	Hollow Metal Frames/Doors/HW: Ext. Double		15	EA	2,100.00	31,500
	HM Frames/Wd Door/HW: Int Single L1		8	EA		0
	HM Frames/Wd Door/HW: Int Double L1		5	EA		0
	HM Frames/Wd Door/HW: Int Single L2		9	EA		0
	HM Frames/Wd Door/HW: Int Double L2		23	EA		0
	HM Frames/Wd Door/HW: Int Single Mezz.			EA		0
	HM Frames/Wd Door/HW: Int Double		0	EA		0
	Custom Wood Doors at Public Area?
		70,534
	Glass Curtainwall at North Elev		7,740	SF	70.00	541,800
	Glass Curtainwall at East/West Elev		7,700	SF	70.00	539,000
	Glass Windows at South Elev		1,500	SF	65.00	97,500
	AL Fins at Curtainwall		1,880	LF	100.00	188,000
		1,366,300				0
	Skylight		1,950	SF	165.00	321,750

	Revolving Door		1	EA	125,000.00	125,000
	Storefront: Entry & Vestibule		1,200	SF	50.00	60,000
	Entry Manual Glass Doors		18	EA	3,500.00	63,000
	Entry Manual Glass Doors Custom Hardware		18	EA	1,000.00	18,000

	Storefront: Retail: Assume 12′ x 10′		120	SF	35.00	4,200
	Retail Glass Door: Custom		1	EA	10,000.00	10,000
	Clean Exterior Glass		1	LS	12,705.00	12,705
	Misc. Interior Glazing		155,040	SF	0.10	15,504

SBTL	Division 8 — Subtotal				13.33	2,066,993

	DIVISION 9
	Exterior Framing		1	LS	816,067.00	816,067
		816,067
	Finishes F.O.H. Casino (PNK Allowance)		54,695	SF	220.00	12,032,900
	Finishes F.O.H. L1 Public (PNK Allowance)		10,490	SF	220.00	2,307,800
	Finishes F.O.H. L1 Special Venue			SF	220.00	0
	Finishes F.O.H. L1 Retail (PNK Allowance)		400	SF	220.00	88,000
	Finishes F.O.H. L2 Public (PNK Allowance)		11,410	SF	220.00	2,510,200
	Finishes F.O.H. L2 Special Venue — Buffet/3 Meal/ Coffee/Banquet (PNK Allowance)		7,700	SF	220.00	1,694,000
	Finishes F.O.H. L2 Special Venue — Fine Dine (PNK Allowance)		6,200	SF	220.00	1,364,000
	Finishes F.O.H. L2 Multi-Purpose Room (PNK Allowance)		14,100	SF	220.00	3,102,000
		23,098,900
	Finishes B.O.H. L1		11,935	SF	35.00	417,725
	Finishes B.O.H. L2 Kitchens		11,550	SF	50.00	577,500
	Finishes B.O.H. L2		26,560	SF	35.00	929,600
	Finishes B.O.H. Mezzanine			SF	35.00	0
		1,924,825
	Vessel Porte-Cochere Finishes		3,000	SF	75.00	225,000
	Final Clean		1	LS	41,500.00	41,500

SBTL	Division 9 — Subtotal				168.38	26,106,292

15 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION A
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 10
	Specialties — BOH		50,045	SF	0.50	25,023

SBTL	Division 10 — Subtotal				0.16	25,023

	DIVISION 11 EQUIPMENT
	Kitchen Equipment (PNK Allowance)		1	ALLOW	5,895,000.00	5,895,000
	K Equipment ( L1 Coffee Bar)		1	EA		0
	K Equipment ( L1 Display Bars)		2	EA		0
	K Equipment ( L1 Service Bars)		2	EA		0
	K Equipment ( L1 VIP Lounge/Players Club)		1	EA		0
	K Equipment ( L2 Buffet/3 Meal/Coffee Shop/ Banquet Kitchen)		6,500	SF		0
	K Equipment (L2 Fine Dining)		2,700	SF		0
	K Equipment (L2 MP Pantry)		1,200	SF		0
	K Equipment (L2 Liquor Storage)		1	LS		0
	K Equipment (L2 EDR)		2,350	SF		0
	K Equipment (L2 Dishwashing Equip)		1	EA		0
	K Equipment Warewashing		1	LS		0
	K Equipment Warehouse		1	LS		0
		5,895,000

	Platform		1,100	SF	75.00	82,500

SBTL	Division 11 — Subtotal				38.55	5,977,500

	DIVISION 12 FURNISHINGS
	Furnishings: OFOI

SBTL	Division 12 — Subtotal				—	0

	DIVISION 13 SPECIAL CONSTRUCTION
	Marine Work					0
	Pump Platform, Pipes & Casing		1	LS	125,000.00	125,000

	12′ x 555′ Sheet piling for basin concrete wall		6,660	SF	53.00	352,980

	H14 x 73 x 60′ Battered Piles at basin concete wall		16,560	LF	60.00	993,600
	Mobilization: In/Out		1	EA	50,000.00	50,000
	15′ x 487′ x 2′ Concrete Wall at Basin		7,605	SF	27.00	205,335
	13′ x 487′ x 2.5′ Concrete Footing at Basin Wall		6,591	SF	35.00	230,685
		1,832,600				0
	Dry Cut Basin from +29 to +20		44,010	CY	4.00	176,040
	Berm at basin		6,000	CY	6.50	39,000
						0
	Rip Rap at Concrete Wall 9′ X 555′		500	TN	90.00	45,000
						0
	42″ x 126′ dia Mooring Pipe Piles at Basin (includes concrete)		9,072	EA	342.00	3,102,624
	Mobilization: In/Out — BOH		1	LS	100,000.00	100,000
	Engineering and Layout — BOH		1	EA	225,000.00	225,000
		3,427,624
	Pile “Caps” at Basin (includes chain and clevis)		72	EA	15,000.00	1,080,000
	Pad Eye Installation ( by LPA)		72	EA	—	0

16 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION A
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Pile Capture Device (Labor Only)		72	EA	4,500.00	324,000

	Install Truss Sections at Bridge Beam Infill (by LPA)		72	EA	150.00	10,800
	Install Bridge Beams (2 ea 12′ x 240′)		5,760	SF	50.00	288,000
						0
	ShoreBlock (Includes anchors and void fill)		196,242	SF	6.00	1,177,452
	Concrete at end of shore blocks (20% Swell)		30	CY	200.00	6,000
	Filter fabric at blocks		196,242	SF	1.25	245,303
						0
	Connection to Casino
	Concrete Utility Trench To Barge (3/C-14.2)		130	LF	250.00	32,500
	Connection at Bridges to Barge (4/C-14.2) W/ Bridge (Above ground)		290	LF	250.00	72,500
	12″ Chilled water lines (With Site Utilities)		0	LF	—	0
	16″ Chilled water lines (With Site Utilities)		0	LF	—	0
	Domestic, Hot and cold water lines (With Site Utilities)		0	LF	—	0
	2″ Gas line (With Site Utilities)		0	LF	—	0
	Electrical Condults 4″ (With Site Utilities)		0	LF	—	0

	Ballasting and Connection Support (LPA)		1	ALLOW	150,000.00	150,000
	Vessel Restraint Field Adjustments/Ballasts		3	WKS	15,000.00	45,000
	Strain Gauges		72	EA	3,500.00	252,000
	Electrical Support for Strain Gauge System		72	EA	500.00	36,000
		3,719,555				0
						0
						0
	MR; Sound Attenuation Blankets		14,000	SF	6.00	84,000

	Vessel Special Construction Pilot House		1	ALLOW	75,000.00	75,000
	Smoke Stacks		2	EA	25,000.00	50,000

	Theatrical Lighting & Trusses: OFOI

SBTL	Division 13 — Subtotal				61.75	9,573,819

	DIVISION 14
	Conveying Systems: Passenger		4	STOPS	35,000.00	140,000
	Conveying Systems: Passenger Cabs		2	EA	12,500.00	25,000
	Conveying Systems: Freight		4	STOPS	40,000.00	160,000
	Platform Lift		1	EA	16,000.00	16,000
	Escalator — 4 each		98	RISERS	3,500.00	343,000
		684,000
	Interior Elevator Operator		13	WK	1,500.00	19,485

SBTL	Division 14 — Subtotal				4.54	703,485

17 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION A
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 15
	Mechanical Systems		155,040	SF	58.00	8,992,320
	Mechanical Tie — ln’s: CW/CHR/SS/Domestic		4	EA	12,000.00	48,000

	Fire Protection		155,040	SF	2.70	418,608
	Vessel Porte-Cochere Dry Pipe		3,000	SF	4.00	12,000

	Pump Platform- Pumps & Pump Piping		1	ALLOW	250,000.00	250,000

	BAS		155,040	SF	2.50	387,600
		10.108,528			65.20

SBTL	Division 15 — Subtotal				65.20	10,108,528

	DIVISION 16
	Electrical		155,040	SF	30.00	4,651,200
	Pump Platform Electrical		1	ALLOW	20,000.00	20,000
	Primary/Secondary Duct Bank: In Site					0
	Communication Duct Bank: In Site					0
	Temp Power for Construction		155,040	SF	1.00	155,040
	UPS: 25kva & 50 kva		75	KVA	2,000.00	150,000
		4,976,240				0
	Fire Alarm		155,040	SF	1.50	232,560
		232,560

	Specialty Lighting — ALLOWANCE		155,040	SF	10.00	1,550,400
	Dimming System at MR (with above)
		1,550,400
	Low Voltage
	Casino Surveilance/Security: No Equipment		77,520	SF	15.00	1,162,800
	FOH & BOH Surv,/Security: No Equipment		77,520	SF	5.00	387,600
		1,550,400
	Data/Phone: No Devices/Equipment		155,040	SF	2.50	387,600
		387,600

	AV/Sound		155,040	SF	2.00	310,080
		310,080

SBTL	Division 16 — Subtotal				58.10	9,007,280

	TOTAL COST				460.91	71,460,154

18 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION C
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost

	DIVISION 3
	Concrete: L1 6” Lightweight SOMD		77,520	SF	0.85	65,892
	Concrete: L2 5” Lightweight SOMD		77,520	SF	0.85	65,892
	Concrete: Mezz. 5” Lightweight SOMD		0	SF	—	0
	Porte-Cochere Concrete: In Civil				—
	Metal Pan Stair Fill		1,179	SF	4.00	4,717
	Misc. Equipment Pads		1,000	SF	5.50	5,500
					—	0
	Reinforcing Steel Materials				—	0
	Bars		9	TONS	861.10	7,750
	Mesh		778	SQS	18.00	14,004
		21,754			—	0
	Reinf Installation				—	0
	Bars		9	TONS	325.00	2,925
	Mesh		778	SQS	10.00	7,780
		10,705			—	0
	Ready-mix Materials				—	0
	2500 PSI Mud Slabs (w/Marine Work)		0	CY	91.56	0
	5000 PSI Pipe Fill (w/Marine Work)		0	CY	97.01	0
	5000 PSI Basin Wall (w/Marine Work)		0	CY	97.01	0
	4000 PSI LtWt Slab on Metal Deck		2,649	CY	125.35	332,052
			0	CY	—	0
			0	CY	—	0
		332,052	2,649	CY		0
						0

SBTL	Division 3 — Subtotal				3.27	506,512

	DIVISION 4
	Masonry				—	0

SBTL	Division 4 — Subtotal				—	0

	DIVISION 5
	Metals		940	TN	3,050.00	2,867,000
	Metals @ MR (included above)		0	TN	—	0
	(Deep Members @ MR)				—
	Catwalks		300	LF	650.00	195,000
					—
	CORDECK @ L1		88,440	SF	4.65	411,246
	Floor Deck @ L2 (with above		77,520	SF	—	0
	Mezzanine Floor Deck @ L2		0	SF	—	0
	Metal Roof Deck		77,520	SF	—	0
					—
	Miscellaneous Metals (.75 # / SF) No Stairs		58	TN	4,500.00	261,630
	Metal Pan Stairs w/ Railings		295	RISERS	550.00	162,155
	Vessel Perimeter Railing		796	LF	145.00	115,420
					—
	Structural Steel — Vessel Porte-Cochere (Assumes 2)		42	TN	2,800.00	117,600
	Vessel Porte-Cochere Roof Deck		3,000	SF	2,50	7,500
		4,137,551			—	0

19 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION C
GSF 155,040.00

Sys.		Conceptual 03-22-2010
Code	Description	Qty	UoM	Unit Cost	Activity Cost
	Ornamental Metals			—	0
	Ornamental Stair	1	ALLOW	400,000.00	400,000
	Glass Rail @ Stair	130	LF	400,00	52,000
	Glass Rail @ Balcony	150	LF	400.00	60,000
				—	0
	Expansion Joint: Road Deck	420	LF	150.00	63,000

SBTL	Division 5 — Subtotal			30.40	4,712,551

	DIVISION 6
	Rough Carpentry	155,040	SF	2.00	310,080
	Temporary Protection	1	LS	34,760.00	34,760
	Misc BOH Millwork	0	SF	1.00	0
				—	0
	(Millwork is in Finishes)

SBTL	Division 6 — Subtotal			2.22	344,840

	DIVISION 7
	Roofing: Vessel	77,520	SF	17.00	1,317,840
	Roofing: Vessel Porte-Cochere	3,000	SF	17.00	51,000

	Joint Sealants	6,016	LF	3.50	21,055
					0
	EIFS / Simulated Stone	1	LS	592,590.00	592,590
	Simulated Stone Columns at North Elev	1,536	SF		0
	Simulated Stone Columns at East/West Elev	2,560	SF		0
	Simulated Stone at North Elev	9,606	SF		0
	Simulated Stone at East/West Elev	3,006	SF		0
	EIFS at South Elev	12,780	SF		0
	EIFS at East / West Elev	18,820	SF		0
	EIFS Cornice at Elev 56’	9,600	SF		0
	EIFS Cornice at Multipurpose	2,100	SF		0
	EIFS at Stair Dog House	2,400	SF		0
	EIFS Panels at Multipurpose Pop Up	7,000	SF		0
	EIFS Canopies at North Elev	450	SF		0
					0
					0
	Sprayed on Fireproofing: L2, Mezz & Roof	155,040	SF	1.50	232,560
	Sprayed on Fireproofing: MPR High Roof	20,735	SF	1.50	31,103

	Expansion Joint Assemblies (at Porte Cochere, Ped Bridge)	1	LS	24,000.00	24,000
	Sprayed on Sound @ Btm of MR	1	SF	3.50	4

SBTL	Division 7 — Subtotal			14.64	2,270,151

20 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION C
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 8
	Misc. HM Frames/Doors/HW — BOH		50,045	SF	0.75	37,534
	Hollow Metal Frames/Doors/HW: Ext. Single		1	EA	1,500.00	1,500
	Hollow Metal Frames/Doors/HW: Ext. Double		15	EA	2,100.00	31,500
	HM Frames/Wd Door/HW: Int Single L1		8	EA	—	0
	HM Frames/Wd Door/HW: Int Double L1		5	EA	—	0
	HM Frames/Wd Door/HW: Int Single L2		9	EA	—	0
	HM Frames/Wd Door/HW: Int Double L2		23	EA	—	0
	HM Frames/Wd Door/HW: Int Single Mezz.		0	EA	—	0
	HM Frames/Wd Door/HW: Int Double		0	EA	—	0
	Custom Wood Doors at Public Area?
		70,534
	Glass at North Elevation		6,060	SF	65.00	393,900
	Glass at East Elevation		480	SF	65.00	31,200
	Glass at South Elevation		1,500	SF	65.00	97,500
	Glass at West Elevation		1,214	SF	65.00	78,910
	AL fins at Glass		1,200	LF	150.00	180,000
		781,510
	Skylight		1,950	SF	165.00	321,750

	Revolving Door		1	EA	125,000.00	125,000
	Storefront: Entry & Vestibule		1,200	SF	50.00	60,000
	Entry Manual Glass Doors		18	EA	3,500.00	63,000
	Entry Manual Glass Doors Custom Hardware		18	EA	1,000.00	18,000
					—
	Storefront: Retail: Assume 12’ x 10’		120	SF	35.00	4,200
	Retail Glass Door: Custom		1	EA	10,000.00	10,000
	Clean Exterior Close		1		12,705.00	12,705
	Misc. Interior Glazing		155,040	SF	0.10	15,504

SBTL	Division 8 — Subtotal				9.56	1,482,203

	DIVISION 9
	Exterior Framing		1	LS	816,067.00	816,067
	Finishes F.O.H. Casino (PNK Allowance)		54,695	SF	220.00	12,032,900
	Finishes F.O.H. L1 Public (PNK Allowance)		10,490	SF	220.00	2,307,800
	Finishes F.O.H. L1 Special Venue			SF	220.00	0
	Finishes F.O.H. L1 Retail (PNK Allowance)		400	SF	220.00	88,000
	Finishes F.O.H. L2 Public (PNK Allowance)		11.410	SF	220.00	2,510,200
	Finishes F.O.H. L2 Special Venue — Buffet/3 Meal/ Coffee/Banquet (PNK Allowance)		7,700	SF	220.00	1,694,000
	Finishes F.O.H. L2 Special Venue — Fine Dine (PNK Allowance)		6,200	SF	220.00	1,364,000
	Finishes F.O.H. L2 Multi-Purpose Room (PNK Allowance)		14,100	SF	220.00	3,102,000
		23,098,900			—

21 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION C
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Finishes B.O.H. L1		11,935	SF	35.00	417,725
	Finishes B.O.H. L2 Kitchens		11,550	SF	50.00	577,500
	Finishes B.O.H. L2		26,560	SF	35.00	929,600
	Finishes B.O.H. Mezzanine			SF	35.00	0
		1,924,825			—
	Vessel Porte-Cochere Finishes		3,000	SF	75.00	225,000
	Final Clean		1	LS	41,500.00	41,500

SBTL	Division 9 — Subtotal				168.38	26,106,292

	DIVISION 10
	Specialties		155,040	SF	0.50	77,520

SBTL	Division 10 — Subtotal				0.50	77,520

	DIVISION 11 EQUIPMENT
	Kitchen Equipment (PNK Allowance)		1	ALLOW	5,895,000.00	5,895,000
	K Equipment ( L1 Coffee Bar)		1	EA		0
	K Equipment ( L1 Display Bars)		2	EA		0
	K Equipment ( L1 Service Bars)		2	EA		0
	K Equipment ( L1 VIP Lounge/Players Club)		1	EA		0
	K Equipment ( L2 Buffet/3 Meal/Coffee Shop/ Banquet Kitchen)		6,500	SF		0
	K Equipment ( L2 Fine Dining)		2,700	SF		0
	K Equipment ( L2 MP Pantry)		1,200	SF		0
	K Equipment (L2 Liquor Storage)		1	LS		0
	K Equipment (L2 EDR)		2,350	SF		0
	K Equipment (L2 Dishwashing Equip)		1	EA		0
	K Equipment Warewashing		1	LSUM		0
	K Equipment Warehouse		1	LSUM		0
		5,895,000

	Platform		1,400	SF	75.00	105,000

SBTL	Division 11 — Subtotal				38.70	6,000,000

	DIVISION 12 FURNISHINGS
	Furnishings: OFOI

SBTL	Division 12 — Subtotal				—	0

	DIVISION 13 SPECIAL CONSTRUCTION
	Marine Work					0
	Pump Platform, Pipes & Casing		1	LS	125,000.00	125,000
					—	0
	12’ x 555’ Sheet piling for basin concrete wall		6,660	SF	53.00	352,980
	H14 x 73 x 60’ Battered Piles at basin concrete wall		16,560	LF	60.00	993,600
	Mobilization: In/Out		1	EA	50,000.00	50,000
	15’ x 487’ x 2’ Concrete Wall at Basin		7,605	SF	27.00	205,335
	13’ x 487’ x 2.5’ Concrete Footing at Basin Wall		6,591	SF	35.00	230,685
		1,832,600			—	0

22 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION C
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Dry Cut Basin from +29 to +20		44,010	CY	4.00	176,040
	Berm at basin		6,000	CY	6.50	39,000
					—	0
	Rip Rap at Concrete Wall 9′ X 555′		500	TN	90.00	45,000
					—	0
	42″ x 126′ dia Mooring Pipe Piles at Basin (includes concrete)		9,072	EA	342.00	3,102,624
	Mobilization: In/Out — BOH		1	LS	100,000.00	100,000
	Engineering and Layout — BOH		1	EA	225,000.00	225,000
		3,427,624			—	0
	Pile “Caps” at Basin (includes chain and clevis)		72	EA	15,000.00	1,080,000
	Pad Eye Installation ( by LPA)		72	EA	—	0

					—	0
	Pile Capture Device (Labor Only)		72	EA	4,500.00	324,000
	Install Truss Sections at Bridge Beam Infill (by LPA)		72	EA	150.00	10,800
	Install Bridge Beams (2 ea 12′ x 240′)		5,760	SF	50.00	288,000
					—	0
	ShoreBlock (includes anchors and void fill)		196,242	SF	6,00	1,177,452
	Concrete at end of shore blocks (20% Swell)		30	CY	200.00	6,000
	Filter fabric at blocks		196,242	SF	1.25	245,303
					—	0
	Connection to Casino				—	0
	Concrete Utility Trench To Barge (3/C-14.2)		130	LF	250.00	32,500
	Connection at Bridges to Barge (4/C-14.2) W/ Bridge (Above ground)		290	LF	250.00	72,500
	12″ Chilled water lines (With Site Utilities)		0	LF	—	0
	16″ Chilled water lines (With Site Utilities)		0	LF	—	0
	Domestic, Hot and cold water lines (With Site Utilities)		0	LF	—	0
	2″ Gas line (With Site Utilities)		0	LF	—	0
	Electrical Conduits 4″ (With Site Utilities)		0	LF	—	0
					—	0
	Ballasting and Connection Support (LPA)		1	ALLOW	150,000.00	150,000
	Vessel Restraint Field Adjustments/Ballasts		3	WKS	15,000.00	45,000
	Strain Gauges		72	EA	3,500.00	252,000
	Electrical Support for Strain Gauge System		72	EA	500.00	36,000
		3,719,555			—	0
					—	0
					—	0
	MR: Sound Attenuation Blankets		14,000	SF	6.00	84,000
					—	0
	Vessel special Construction				—	0
	Pilot House		1	ALLOW	75,000.00	75,000
	Smoke Stacks		2	EA	25.000.00	50,000
		125,000			—	0
	Theatrical Lighting & Trusses: OFOI				—	0
						0

SBTL	Division 13 — Subtotal				61.75	9,573,819

23 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION C
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 14
	Conveying Systems: Passenger		4	STOPS	35,000.00	140,000
	Conveying Systems: Passenger Cabs		2	EA	12,500.00	25,000
	Conveying Systems: Freight		4	STOPS	40,000.00	160,000
	Stage Lift		1	EA	16,000.00	16,000
	Escalator — 4 each		98	RISERS	3,500.00	343,000
		684,000
	Interior Elevator Operator		13	WK	1,500.00	19,485

SBTL	Division 14 — Subtotal				4.54	703,485

	DIVISION 15
	Mechanical Systems		155,040	SF	58.00	8,992,320
	Mechanical Tie -In’s: CW/CHR/SS/Domestic		4	EA	12,000.00	48,000
					—
	Fire Protection		155,040	SF	2.70	418,608
	Vessel Porte-Cochere Dry Pipe		3,000	SF	4.00	12,000
					—
	Pump Platform- Pumps & Pump Piping		1	ALLOW	250,000.00	250,000
					—
	BAS		155,040	SF	2.50	387,600

SBTL	Division 15 — Subtotal				65.20	10,108,528

	DIVISION 16
	Electrical		155,040	SF	30.00	4,651,200
	Pump Platform Electrical		1	ALLOW	20,000.00	20,000
	Primary/Secondary Duct Bank: In Site				—	0
	Communication Duct Bank: In Site				—	0
	Temp Power for Construction		155,040	SF	1.00	155,040
	UPS: 25kva & 50 kva		75	KVA	2,000.00	150,000
		4,976,240			—	0
	Fire Alarm		155,040	SF	1.50	232,560
					—	0
		232,560			—	0
	Specially Lighting — ALLOWANCE		155,040	SF	10.00	1,550,400
	Dimming System at MR (with above)				—	0
		1,550,400			—	0
	Low Voltage				—	0
	Casino Surveilance/Security: No Equipment		77,520	SF	15.00	1,162,800
	FOH & BOH Surv./Security: No Equipment		77,520	SF	5.00	387,600
		1,550,400			—	0
						0
					—
	Data/Phone: No Devices/Equipment		155,040	SF	2.50	387,600
		387,600			—	0
					—	0
	AV/Sound		155,040	SF	2.00	310,080
		310,080
SBTL	Division 16 — Subtotal				58.10	9,007,280

	TOTAL COST				457.26	70,893,180

24 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 3
	Concrete: L1 6″ Lightweight SOMD		77,520	SF	0.85	65,892
	Concrete: L2 5″ Lightweight SOMD		77,520	SF	0.85	65,892
	Concrete: Mezz. 5″ Lightweight SOMD		0	SF	—	0
	Porte-Cochere Concrete: In Civil				—
	Metal Pan Stair Fill		1,179	SF	4.00	4,717
	Misc. Equipment Pads		1,000	SF	5.50	5,500
					—	0
	Reinforcing Steel Materials				—	0
	Bars		9	TONS	861.10	7,750
	Mesh		778	SQS	18.00	14.004
		21,754			—	0
	Reinf Installation				—	0
	Bars		9	TONS	325.00	2,925
	Mesh		778	SQS	10.00	7,780
		10,705			—	0
	Ready-mix Materials				—	0
	2500 PSI Mud Slabs (w/Marine Work)		0	CY	91.56	0
	5000 PSI Pipe Fill (w/Marine Work)		0	CY	97.01	0
	5000 PSI Basin Wall (w/Marine Work)		0	CY	97.01	0
	4000 PSI LtWt Slab on Metal Deck		2,649	CY	125.35	332,052
			0	CY	—	0
			0	CY	—	0
		332,052	2,649	CY	—	0

SBTL	Division 3 — Subtotal				3.27	506,512
	DIVISION 4
	Masonry				—	0

SBTL	Division 4 — Subtotal				—	0

	DIVISION 5
	Metals		940	TN	3,050.00	2,867,000
	Metals @ MR (included above)		0	TN	—	0
	(Deep Members @ MR)				—
	Catwalks		300	LF	650.00	195,000

	CORDECK@L1		88,440	SF	4.65	411,246
	Floor Deck @ L2 (with above		77,520	SF	—	0
	Mezzanine Floor Deck @ L2		0	SF	—	0
	Metal Roof Deck		77,520	SF	—	0
					—
	Miscellaneous Metals (.75 # / SF) No Stairs		58	TN	4,500.00	261,630
	Metal Pan Stairs w/ Railings		295	RISERS	550.00	162,155
	Vessel Perimeter Railing		796	LF	145.00	115,420
					—
	Structural Steel — Vessel Porte-Cochere (Assumes 2		42	TN	2,800.00	117,600
	Vessel Porte-Cochere Roof Deck		3,000	SF	2.60	7,500
		4,137,551			—	0

25 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F

		GSF 155,040.00

Sys.		Conceptual 03-22-2010
Code	Description	Qty	UoM	Unit Cost	Activity Cost
	Ornamental Metals			—	0
	Ornamental Stair	1	ALLOW	400,000.00	400,000
	Glass Rail @ Stair	130	LF	400.00	52,000
	Glass Rail @ Balcony	150	LF	400.00	60,000
				—	0
	Expansion Joint: Road Deck	420	LF	150.00	63,000

SBTL	Division 5 - Subtotal			30.40	4,712,551

	DIVISION 6
	Rough Carpentry	155,040	SF	2.00	310,080
	Temporary Protection	1	LS	34,760.00	34,760
	Misc BOH Millwork	0	SF	1.00	0
				—	0
	(Millwork is in Finishes)

SBTL	Division 6 - Subtotal			2.22	344,840

	DIVISION 7
	Roofing: Vessel	77,520	SF	17.00	1,317,840
	Roofing: Vessel Porte-Cochere	3,000	SF	17.00	51,000

	Joint Sealants	6,016	LF	3.50	21,055

	EIFS / Simulated Stone	1	LS	441,470.00	441,470
	EIFS Columns at North Elev	1,536	SF		0
	EIFS Columns at East/West Elev	2,560	SF		0
	EIFS at North Elev (with Reveals)	9,450	SF		0
	EIFS at East / West Elev (with Reveals)	18,820	SF		0
	EIFS at South Elev	12,780	SF		0
	EIFS Cornice at Elev 56’	9,600	SF		0
	EIFS Cornice at Multipurpose	2,100	SF		0
	EIFS at Stair Dog House	2,400	SF		0
	EIFS at Multipurpose Pop Up	7,000	SF		0

	Sprayed on Fireproofing: L2, Mezz & Roof	155,040	SF	1.50	232,560
	Sprayed on Fireproofing: MPR High Roof	20,735	SF	1.50	31,103

	Expansion Joint Assemblies (at Porte Cochere, Ped Bridge)	1	LS	24,000.00	24,000
	Sprayed on Sound @ Btm of MR	1	SF	3.50	4

SBTL	Division 7 - Subtotal			13.67	2,119,031

26 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F

			GSF 155,040.00
Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 8
	Misc. HM Frames/Doors/HW- BOH		50,045	SF	0.75	37,534
	Hollow Metal Frames/Doors/HW: Ext. Single		1	EA	1,500.00	1,500
	Hollow Metal Frames/Doors/HW: Ext. Double		15	EA	2,100.00	31,500
	HM Frames/Wd Door/HW: Int Single L1		8	EA	—	0
	HM Frames/Wd Door/HW: Int Double L1		5	EA	—	0
	HM Frames/Wd Door/HW: Int Single L2		9	EA	—	0
	HM Frames/Wd Door/HW: Int Double L2		23	EA	—	0
	HM Frames/Wd Door/HW: Int Single Mezz.			EA	—	0
	HM Frames/Wd Door/HW: Int Double		0	EA	—	0
	Custom Wood Doors at Public Area?	70,534

	Glass at North Elevation		5,730	SF	65.00	372,450
	Glass at East Elevation		0	SF	65.00	0
	Glass at South Elevation		1,500	SF	65.00	97,500
	Glass at West Elevation		1,970	SF	65.00	128,050
	AL fins at Glass		1,200	LF	150.00	180,000
		778,000				0
	Skylight		1,950	SF	165.00	321,750

	Revolving Door		1	EA	125,000.00	125,000
	Storefront: Entry & Vestibule		1,200	SF	50.00	60,000
	Entry Manual Glass Doors		18	EA	3,500.00	63,000
	Entry Manual Glass Doors Custom Hardware		18	EA	1,000,00	18,000
					—
	Storefront: Retail: Assume 12′ x 10′		120	SF	35.00	4,200
	Retail Glass Door; Custom		1	EA	10,000.00	10,000
	Clean Exterior Glass		1	LS	12,705.00	12,705
	Misc. Interior Glazing		1 55,040	SF	0.10	15,504
SBTL	Division 8 — Subtotal				0.54	1,478,693
	DIVISION 9
	Exterior Framing		1	LS	816,067.00	816,067
					—
	Finishes F.O.H. Casino (PNK Allowance)		54,695	SF	220.00	12,032,900
	Finishes F.O.H. L1 Public (PNK Allowance)		10,490	SF	220.00	2,307,800
	Finishes F.O.H. L1 Special Venue			SF	220.00	0
	Finishes F.O.H. L1 Retail (PNK Allowance)		400	SF	220.00	88,000
	Finishes F.O.H. L2 Public (PNK Allowance)		11,410	SF	220.00	2,510,200
	Finishes F.O.H. L2 Special Venue — Buffet/3 Meal/ Coffee/Banquet (PNK Allowance)		7,700	SF	220.00	1,694,000
	Finishes F.O.H. L2 Special Venue — Fine Dine (PNK Allowance)		6,200	SF	220.00	1,364,000
	Finishes F.O.H. L2 Multi-Purpose Room (PNK Allowance)		14,100	SF	220.00	3,102,000
		23,098,900			—
	Finishes B.O.H. L1		11,935	SF	35.00	417,725
	Finishes B.O.H. L2 Kitchens		11,550	SF	50.00	577,500
	Finishes B.O.H. L2		26,560	SF	35.00	929,600
	Finishes B.O.H. Mezzanine			SF	35.00	0
		1,924,825			—
	Vessel Porte-Cochere Finishes		3,000	SF	75.00	225,000
	Final Clean		1	LS	41,500.00	41,500
SBTL	Division 9 — Subtotal				168.38	26,106,292

27 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F

			GSF 155,040.00
Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 10
	Specialties		155,040	SF	0.50	77,520

SBTL	Division 10 — Subtotal				0.50	77,520

	DIVISION 11 EQUIPMENT
	Kitchen Equipment (PNK Allowance)		1	ALLOW	5,895,000.00	5,895,000
	K Equipment (L1 Coffee Bar)		1	EA		0
	K Equipment (L1 Display Bars)		2	EA		0
	K Equipment (L1 Service Bars)		2	EA		0
	K Equipment (L1 VIP Lounge/Players Club)		1	EA		0
	K Equipment (L2 Buffet/3 Meal/Coffee Shop/Banquet Kitchen)		6,500	SF		0
	K Equipment (L2 Fine Dining)		2,700	SF		0
	K Equipment (L2 MP Pantry)		1,200	SF		0
	K Equipment (L2 Liquor Storage)		1	LS		0
	K Equipment (L2 EDR)		2,350	SF		0
	K Equipment (L2 Dishwashing Equip)		1	EA		0
	K Equipment Warewashing		1	LSUM		0
	K Equipment Warehouse		1	LSUM		0
		5,895,000
	Platform		1,400	SF	75.00	105,000

SBTL	Division 11 — Subtotal				38.70	6,000,000

	DIVISION 12 FURNISHINGS
	Furnishings: OFOI

SBTL	Division 12 — Subtotal				—	0

	DIVISION 13 SPECIAL CONSTRUCTION
	Marine Work	0	0	—	—	0
	Pump Platform, Pipes & Casing		1	LS	125,000.00	125,000
		0	0	—	—	0
	12′ x 555′ Sheet piling for basin concrete wall		6,660	SF	53.00	352.980
	H14 x 73 x 60′ Battered Piles at basin concete wall		16,560	LF	60.00	993,600
	Mobilization: In/Out		1	EA	50,000.00	50,000
	15′ x 487′ x 2′ Concrete Wall at Basin		7,605	SF	27.00	205,335
	13′ x 487′ x 2.5′ Concrete Footing at Basin Wall		6,591	SF	35.00	230,685
		1,832,600		—	—	0

	Dry Cut Basin from +29 to +20		44,010	CY	4.00	176,040
	Berm at basin		6,000	CY	6.50	39,000
				—	—	0
	Rip Rap at Concrete Wall 9′ X 555′		500	TN	90.00	45,000
				—	—	0
	42″ x 126′ dia Mooring Pipe Piles at Basin (includes concrete)		9,072	EA	342.00	3,102,624
	Mobilization: In/Out — BOH		1	LS	100,000.00	100,000
	Engineering and Layout- BOH		1	EA	225,000.00	225,000
		3,427,624		—	—	0

28 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F
GSF 155,040.00

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Pile “Caps” at Basin (includes chain and clevis)		72	EA	15,000,00	1,080,000
	Pad Eye Installation (by LPA)		72	EA	—	0

				—	—	0
	Pile Capture Device (Labor Only)		72	EA	4,500.00	324,000
	Install Truss Sections at Bridge Beam Infill (by LPA)		72	EA	150.00	10,800
	Install Bridge Beams (2 ea 12′ x 240′)		5,760	SF	50.00	288,000
				—	—	0
	ShoreBlock (includes anchors and void fill)		196,242	SF	6.00	1,177,452
	Concrete at end of shore blocks (20% Swell)		30	CY	200.00	6,000
	Filter fabric at blocks		196,242	SF	1.25	245,303
				—	—	0
	Connection to Casino		0	—	—	0
	Concrete Utility Trench To Barge (3/C-14.2)		130	LF	250.00	32,500
	Connection at Bridges to Barge (4/C-14.2) W/Bridge (Above ground)		290	LF	250.00	72,500
	12″ Chilled water lines (With Site Utilities)		0	LF	—	0
	16″ Chilled water lines (With Site Utilities)		0	LF	—	0
	Domestic, Hot and cold water lines (With Site Utilities)		0	LF	—	0
	2″ Gas line (With Site Utilities)		0	LF	—	0
	Electrical Conduits 4″ (With Site Utilities)		0	LF	—	0
				—	—	0
	Ballasting and Connection Support (LPA)		1	ALLOW	150,000.00	150,000
	Vessel Restraint Field Adjustments/Ballasts		3	WKS	15,000.00	45,000
	Strain Gauges		72	EA	3,500.00	252,000
	Electrical Support for Strain Gauge System		72	EA	500.00	36,000
		3,719,555		—	—	0
				—	—	0
				—	—	0
	MR: Sound Attenuation Blankets		14,000	SF	6.00	84,000
				—	—	0
	Vessel Special Construction			—	—	0
	Pilot House		1	ALLOW	75,000.00	75,000
	Smoke Stacks		2	EA	25,000.00	50,000
				—	—	0
	Theatrical Lighting & Trusses: OFOI			—	—	0
				—	—	0

SBTL	Division 13 — Subtotal				61.75	9,573,819

	DIVISION 14
	Conveying Systems: Passenger		4	STOPS	35,000.00	140,000
	Conveying Systems: Passenger Cabs		2	EA	12,500.00	25,000
	Conveying Systems: Freight		4	STOPS	40,000.00	160,000
	Stage Lift		1	EA	16,000.00	16,000
	Escalator -4 each		98	RISERS	3,500.00	343,000
		684,000
	Interior Elevator Operator		13	WK	1,500.00	19,485

SBTL	Division 14 — Subtotal				4.54	703,485

29 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F
GSF 155,040.00

Sys.		Conceptual 03-22-2010
Code	Description	Qty	UoM	Unit Cost	Activity Cost
	DIVISION 15
	Mechanical Systems	155,040	SF	58.00	8,992,320
	Mechanical Tie -In’s: CW/CHR/SS/Domestic	4	EA	12,000.00	48,000
				—
	Fire Protection	155,040	SF	2.70	418,608
	Vessel Porte-Cochere Dry Pipe	3,000	SF	4.00	12,000
				—
	Pump Platform- Pumps & Pump Piping	1	ALLOW	250,000.00	250,000
				—
	BAS	155,040	SF	2.50	387,600
				—
SBTL	Division 15 — Subtotal			65.20	10,108,528

30 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CASINO ELEVATION F

			GSF 155,040.00
Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	DIVISION 16
	Electrical		155,040	SF	30.00	4,651,200
	Pump Platform Electrical		1	ALLOW	20,000.00	20,000
	Primary/Secondary Duct Bank: In Site				—	0
	Communication Duct Bank: In Site				—	0
	Temp Power for Construction		155,040	SF	1.00	155,040
	UPS: 25kva & 50 kva		75	KVA	2,000.00	150,000
		4,976,240			—	0
	Fire Alarm		155,040	SF	1.50	232,560
		232,560			—	0
					—	0
	Specialty Lighting — ALLOWANCE		155,040	SF	10.00	1,550,400
	Dimming System at MR (with above)				—	0
		1,550,400			—	0
	Low Voltage				—	0
	Casino Surveilance/Security: No Equipment		77,520	SF	15.00	1,162,800
	FOH & BOH Surv./Security: No Equipment		77,520	SF	5.00	387,600
		1,550,400			—	0
					—	0
	Data/Phone: No Devices/Equipment		155,040	SF	2.50	387,600
		387,600			—	0
					—	0
	AV/Sound		155,040	SF	2.00	310,080
		310,080
SBTL	Division 16 — Subtotal				58.10	9,007,280

	TOTAL COST				456.26	70,738,550

31 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CENTRAL PLANT
GSF 5,140

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 2 — Sitework:
	Earthwork

						0
	Pile lnspections, Oversight, Testing (By Owner)					0
	Prestressed Concrete Piles (24″ material; typ and prestressed)		7,378	LF	40.00	295,120
	Drive Prestressed Concrete Piles		7,378	LF	30.00	221,340
		516,460
	Mobilization: In/Out (2 each) -(In hotel cost)		1	LSUM		0
	Field Engineering/Layout —		1	LSUM	10,000.00	10,000
		10,000				0
SBTL	Division 2 — Subtotal				7.02	526,460
	Division 3 — Concrete:
	Concrete Frame (F/P/F) — Central Plant		5,140	SF	7.00	35,980
	Concrete Frame (F/P/F) — Equipment Yard		6,350	SF	7.00	44,450
		80,430				0

	Pile Caps at Hotel (PC1, PC2 & PC3) (with above)		5,628	CF		0
	Plinths (with above)		196	LF		0
		0				0
	Reinforcing Steel Materials					0
	Bars		75	TONS	861.10	64,583
	Mesh		0	SQS	18.00	0
		64,583			—	0
	Reinf Installation				—	0
	Bars		75	TONS	325.00	24,375
	Mesh		0	SQS	10.00	0
		24,375			—	0
	Ready-mix Materials				—	0
	2500 PSI Mud Slabs		0	CY	91.56	0
	5000 PSI Grade Beams / Caps		363	CY	97.01	35,215
	5000 PSI SOG		601	CY	97.01	58,303
	4000 PSI LtWt Slab on Metal Deck		0	CY	125.35	0
		93,518	2,649	CY		0
						0
	Housekeeping Equipment Pads		2,000	SF	5.00	10,000
						0
	Vertical Hoisting		1	LS	28,660.00	28,660
	Engineering / Layout		1	LS	10,000.00	10,000
	Fuel, Filter and Operator with above					0
		38,660				0
	Concrete Testing					0
	Material Testing Services/Inspection (By Owner)					0

SBTL	Division 3 — Subtotal				4.10	311,565

	Division 4 — Masonry:

	Split Face CMU at Central Plant Exterior		6,000	SF	16.00	96,000
	Split Face CMU at Equip Yard Exterior (10′)		2,500	SF	16.00	40,000
	Interior CMU Partitions		4,300	SF	12.00	51,600
		96,000				0
	CMU Reinforcing Steel		5	TONS	750.00	3,750

SBTL	Division 4 — Subtotal				2.55	191,350

32 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CENTRAL PLANT
GSF 5,140

Sys.		Conceptual 03-22-2010
Code	Description	Qty	UoM	Unit Cost	Activity Cost
	Division 5 — Metals:

	Structural Steel — (10#/SF)	51	TONS	2,800.00	143,920
	Cooling Tower Supports	1	LSUM	7,500.00	7,500
					0
	Metal Deck	5,140	SF	1.50	7,710
	Misc Steel (1#/SF)	3	TONS	4,500.00	11,565

SBTL	Division 5 — Subtotal			2.28	170,695

33 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CENTRAL PLANT
GSF 5,140

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 6 — Carpentry:

	Parapet Wall Sheathing: Installation (W/ Roofing)		5,140	SF	2.50	12,850
		12,850				0
						0
						0

SBTL	Division 6 — subtotal				0.17	12,850

	Division 7 — Waterproofing:
	WP, DP, Caulking		8,500	SF	1.75	14,875
	Expansion Joint Assemblies			LF	150.00	0
		14,875				0
						0
	Roofing & Sheet Metal -meets 140 MPH Code					0
	SBS Built-up Roofing		5,140	SF	17.00	87,380
		$87,380				0
						0

SBTL	Division 7 — Subtotal				1.36	102,255

	Division 8 — Doors & Windows:

	Hollow Metal Doors / Frames / Hardware
	Central Plant		10	EA	1,500.00	15,000
		15,000				0
	Unload/Distribute HM Doors & Frames		10	EA	12.00	120
	Hang HM Doors		10	EA	65.00	650
						0
	OH Colling Door		5	EA	3,500.00	17,500
						0

SBTL	Division 8 — Subtotal				0.44	33,270

	Division 9 — Finishes:

	Acoustical		100	SF	3.00	300
		300				0
						0

	Painting & Textured Coatings		5,140	GSF	3.00	15,420
	Paint at Split Face Block		8,500	SF	3.00	25,500
		40,920				0
						0

SBTL	Division 9 — Subtotal				0.55	41,220

	Division 10 — Specialties:

	Fire Protection Specialties					0
	FE & Cabinets		2	EA	100.00	200
	FE Cabinets: Installation		2	EA	85.00	170
		370				0
						0
	Tollet & Bath Accessories					0
	Office Restrooms		1	EA	200.00	200
		200				0

SBTL	Division 10 — Subtotal				0.01	570

	Division 11 — Equipment:

SBTL	Division 11 — Subtotal				—	0

34 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE CENTRAL PLANT
GSF 5,140

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost
	Division 12 — Furniture:

SBTL	Division 12 — Subtotal				—	0

	Division 13 — Special Construction:

SBTL	Division 13 — subtotal				—	0

	Division 14 — Conveying Systems:

SBTL	Division 14 — Subtotal				—	0

	Division 15 — Mechanical:
	Plumbing (with HVAC)		5,140	GSF		0
	HVAC		1,200	TONS	1,100.00	1,320,000
	Water Softner		1	LSUM	40,000.00	40,000
	Diesel Fuel Tank Pumping System		1	LSUM	20,000.00	20,000
						0
	Fire Protection Systems					0
	Fire Protection: New		5,140	GSF	2.00	10,280
						0

SBTL	Division 15 — Subtotal				18.55	1,390,280

	Division 16 — Electrical:

	Electrical		5,140	GSF	10.00	51,400
	(2) 2000 kw Generators and 10,000 gal Tanks		4	kw	400,000.00	1,600,000
	Switchgear for Hotel		74,950	GSF	1.00	74,950
	Switchgear for Vessel		165,690	GSF	0.75	124,268
		1,850,618
	Surveillance					0
	Security/Surveillance at Building (excludes termination and devices)					0
						0
	Low Voltage / Communications					0
	Phone/Data		5,140	GSF	2.00	10,280
						0
	Sound System					0
	Sound System at Building (excludes termination and devices)			GSF	1.00	0
						0
	Fire Alarm System					0
	Fire Alarm: Design/Materials/Testing		5,140	GSF	1.50	7,710
	Fire Alarm Installation: Electrician

SBTL	Division 16 — Subtotal				24.93	1,868,608

	TOTAL COSTS					4,649,123

35 of 36

DETAILED BUDGET REPORT
Manhattan Construction Company
BATON ROUGE PEDESTRIAN BRIDGE

Sys.			Conceptual 03-22-2010
Code	Description		Qty	UoM	Unit Cost	Activity Cost

						0
	Pedestrian Boarding Bridge 240' x 14'		3,360	SF	200.00	672,000
	Structural Steel (35#/SF)		59	TONS		0
	Slab on Metal Deck		3,360	SF		0

	Spread Footing at Levee (in Elev Structure below)		280	SF		0
	42" Guardrail		480	LF		0
	Paint		3,360	SF		0
	Light Pole Pedestals		8	EA	5,000.00	40,000
		712,000				0

SBTL	Subtotal					712,000

36 of 36